Registration Statement No. 333-143354

811-09137

As Filed with the Securities and Exchange Commission on May 2, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 110	☒

DELAWARE LIFE VARIABLE ACCOUNT I

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Prime Variable Universal Life Insurance

Delaware Life Variable Account I

A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

Prospectus

May 2, 2016

This prospectus describes a combination fixed and variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account I, one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Variable Sub-Accounts and a Fixed Account. The Variable Sub-Accounts invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,9

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

MFS® High Yield Portfolio (Initial Class)

Intermediate Term Bond

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

First Eagle Overseas Variable Fund3

Invesco V.I. International Growth Fund (Series I)

M International Equity Fund3

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)4

Large Cap Equity

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)11

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

M Large Cap Growth Fund3

M Large Cap Value Fund3

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8

Franklin Small Cap Value VIP Fund (Class 2)

M Capital Appreciation Fund3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,3

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)10

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds are not available for investment by the Variable Sub-Accounts: AB International Value Portfolio, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Securities VIP Fund and Wanger USA.

[3]	This Fund does not have different share classes.

[4]	The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Formerly known as MFS® Money Market Portfolio.

[11]	After the close of business April 29, 2016, Columbia Variable Portfolio - Large Cap Growth Fund II was merged into Columbia Variable Portfolio - Large Cap Growth Fund.

Delaware Life Insurance Company

P.O. Box 758581

Topeka, Kansas 66675-8581

(877) 253-2323

Overnight Mailing Service Address:	Delaware Life Insurance Company
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, KS 66636

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund. A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

You choose the amount and timing of subsequent premium payments, within certain limits.

You may allocate your net premium payments among the Policy’s available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy’s Account Value will reflect:

•	the premiums You pay;

•	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

•	any loans or partial withdrawals;

•	the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards:

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

1

Death Benefit

If the Policy is in force at the time we receive Due Proof of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of three death benefit options:

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus Account Value (Option B); or

•	the Specified Face Amount plus the sum of premiums paid (Option C).

After the first Policy Year, You may change the Specified Face Amount.

After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with the following riders where available:

•	accelerated benefits
•	waiver of monthly deductions
•	payment of stipulated amount
•	supplemental term insurance
•	enhanced cash surrender value
•	loan lapse protection
•	long term accumulation (“LTA”)
•	charitable giving benefit
•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.

The assets of the variable separate account are free from our general creditor’s claims.

2

The variable separate account is divided into Variable Sub-Accounts.

Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected. These conditions include, but are not limited to:

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years. Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may occur monthly after Policy Year 1. Each partial withdrawal must be for at least $500. Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s Issue Age and the amount of planned periodic premium You pay. It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

3

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations)	Upon premium receipt	(as a % of premium)	(as a % of premium)

Maximum Charge: Current Charge:		8.25% 6.50%	15.00% 15.00%

Surrender Charge	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”)	(per $1000 of Specified Face Amount “SFA”)

Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$40.13[2,3] $0.16[2,3] $7.76[3]	None[3]
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Loan Lapse Protection Rider[5] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%	(as a % of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”)	(per $1000 of Policy Net Amount at Risk “PNAR”)
Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$83.33[6] $0.02[6] $0.13	$83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[7] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts) 0.60% 0.60%	(on the assets allocated to the Variable Sub-Accounts) 0.25% 0.00%

4

Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Monthly Expense Charge[8] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Loan Interest[9]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%

Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk) $20.00	(per $1000 of Total Net Amount at Risk) $20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46
(male, Issue Age 45, benefit payable to age 70)

Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.13	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(Per $1000 of SFA) $2.06[13] $0.02[13] $0.14	Not available
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

5

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2015. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.90%

[1]	The elements making up the Premium Expense Charge are discussed on page 23. The Charge is deducted from premium received.

[2]	The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1. The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10. The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[3]	There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 27.

[6]	The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10. The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[7]	The annual rate is shown in the table. The charge is deducted on a monthly basis.

[8]	The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount. For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The monthly expense charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%. A Policy without the LTA Rider has a loan interest rate of 3.5%. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[10]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 18. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[12]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[13]	The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The Enhanced Cash Surrender Value Rider charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

6

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark L. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Variable Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts. All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund. The Variable Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

THE FUNDS

The Policy offers a number of Fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

7

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling (877) 253-2323, or writing to Delaware Life Insurance Company, P.O. Box 758581. Topeka, Kansas 66675-8581.

Fund Investment Advisers and Subadvisers

AJO, L.P. subadvises M Large Cap Value Fund. AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund with BlackRock Investment Management, LLC serving as subadviser. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. DSM Capital Partners, LLC subadvises M Large Cap Growth Fund. Deutsche Investment Management Americas, Inc. advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund). Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds with Northern Cross, LLC subadvising M International Equity Fund and Frontier Capital Management Company, LLC subadvising M Capital Appreciation Fund. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with Oppenheimer Funds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we

8

may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Potential Conflicts

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts that invest in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

FEES, EXPENSES, AND RESTRICTIONS OF THE FUNDS

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund and actual expenses may vary.

The Fund fees and expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund’s net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, You indirectly bear the fees and expenses of the Funds You select. The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

9

The Fixed Account is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account. You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts. Transfers may be subject to certain restrictions. See the Transfer Privileges section of this prospectus.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

INVESTMENT PROGRAMS

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at any time. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions

10

of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future. If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program or choose a different model. Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated. If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated. If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise. We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You. You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

ABOUT THE POLICY

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to You a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. The Investment Start Date is the date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Policy Date, or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

11

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the “Right of Return Period”). A longer period may apply in some states.

A Policy returned under this provision will be deemed void. You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of:

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

•	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Service Office; and

•	any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS® U.S. Government Money Market Portfolio or to our general account, whichever we specify in your Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS® U.S. Government Money Market Portfolio or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Georgia, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Service Office within this eighteen-month (or twenty-four month) period.

12

PREMIUM PAYMENTS

All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy’s Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured. Additional premium payments may be paid to us subject to the limitations described below. We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium

We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage. Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Net Premiums

The net premium is the amount You pay as the premium less the Premium Expense Charge. The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium

Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts. You may change your allocation percentages at any time by telephone or written request to our Service Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable

13

procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums

While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices.

DEATH BENEFIT

If the Policy is in force at the time of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, plus

•	any amounts payable under any supplemental benefits added to the Policy, minus

•	the value of any Policy Debt on the date of the Insured’s death, minus

•	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. You may select between three death benefit options. You may change the death benefit option at any time.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the Policy application. A Policy will not be issued unless a death benefit option election is made.

Option A-Specified Face Amount. Under this option, the death benefit is the greater of:

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of:

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of:

•	the Specified Face Amount plus the sum of all premiums paid, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

14

Option A provides a level amount of death benefit. Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option

You may request a change in the death benefit option. Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change. Requests for a change must be made in writing to Us. The effective date of the change will be the Anniversary on or next following the date We approve your request. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy’s Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy’s Account Value on the effective date of change.

Option C can only be changed to Option A. Neither Option A nor B can be changed to Option C. The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits. Changing the Specified Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount.

Minimum Changes. Each increase in the Specified Face Amount must be at least $10,000. We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases. After the first policy anniversary, You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases. The Specified Face Amount can be decreased after the first policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal. For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

15

ACCESSING YOUR ACCOUNT VALUE

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If You do, the insurance coverage and all other benefits under the Policy will terminate. If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy’s Account Value less the sum of:

•	the outstanding balance of any Policy Debt; and

•	any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request. The surrender charge period will start on the Policy’s Issue Date and on the effective date for the increase, respectively. We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on the Policy’s Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25	Issue Age 35	Issue Age 45
$3.25	$4.92	$7.76

Issue Age 55	Issue Age 65	Issue Age 75
$12.74	$21.91	$40.14

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	90.0
4	75.0
5	70.0
6	60.0
7	45.0
8	35.0
9	20.0
10	7.0
11+	0.0

16

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount. Surrender charges will be allocated proportionally among the Sub-Accounts.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Withdrawals

You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order:

•	first, to the initial Specified Face Amount, up to the $100,000 minimum;

•	second, to the oldest increases in Specified Face Amount, in chronological order; and

•	third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy’s Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test. The Loan Lapse Protection Rider may also prevent Policy termination. Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner. Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts. If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts. Loan amounts allocated to the Variable Sub-Accounts will

17

be transferred to the Fixed Account. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10. If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter. If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured’s death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

TRANSFER PRIVILEGES

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account’s value from which the transfer will be made. If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account’s value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account’s value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE. An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date. he Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount

18

that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify You in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater. We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. The Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

•	when a new broker of record is designated for the Policy;

•	when the Owner changes;

•	when control of the Policy passes to the designated beneficiary upon the death of the Insured;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

19

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCOUNT VALUE

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account. The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor.

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

20

Account Value of the Variable Sub-Accounts

We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values. On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account. Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account. Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account. A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

•	the net premium received, minus

•	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

•	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

•	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

•	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

•	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

•	any amounts transferred among the Sub-Accounts for a Policy loan, minus

•	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

•	if a Processing Date, that portion of the Monthly Deductions charged to the Sub-Account for the Policy Month.

21

Net Investment Factor

The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1)	is the net result of:

•	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

•	a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2)	is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.	You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.	You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.	The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

22

No-Lapse Guarantee

A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred. If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse. The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay. The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test

A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the “Minimum Monthly Premiums” which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age. If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

CHARGES AND DEDUCTIONS

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance, and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge

We will deduct a Premium Expense Charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge

This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month. We may realize a profit from this charge.

If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter. The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%. Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

23

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. Minimum and maximum Monthly Expense Charges are shown in the Fee Table. The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy. Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs. The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000]. Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

•	the death benefit divided by 1.00247; minus

•	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount. By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000. The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit. To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation). So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

24

Monthly Cost of Insurance Rates

The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are currently based on the length of time the Policy has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are currently based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will, however, be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

Other Charges and Deductions

Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described in the section entitled “Policy Loans” above. Additionally, a flat extra charge may apply if an Insured is a substandard risk. The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company. A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk. It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company. A definition of “flat extra” is provided in Appendix A - Glossary of Terms.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide You prompt notice of any reduction. Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

SUPPLEMENTAL BENEFITS

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions. Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders. For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider

Under this rider, we will pay You, at your written request in a form satisfactory to us, an “accelerated benefit” if the Insured is terminally ill. An Insured is considered “terminally ill” if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy’s death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions. Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;

b.	the amount of Policy Debt in excess of the Accelerated Amount; and

c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

25

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider must be elected at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deductions for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider

This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period. If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases. Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

26

We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider. The rider must be elected at issue and may not be discontinued. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified face amount increases and decreases will no longer be permitted; and

•	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Long Term Accumulation Rider (“LTA” Rider)

This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy. Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years. Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base. A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge. The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider. The absence or reduction in the

27

Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter. The Asset Credit Date is the 16th policy anniversary. The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date. It is calculated as a percentage of Account Value less Policy Debt. There is no guaranteed minimum asset credit. There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider. Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge. In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived. Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued. If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided. The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter. Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term. In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years. In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage. The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider. Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy. Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit

28

option A to have this rider and elect scheduled increases. If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121. Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121. If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

You may discontinue this rider upon written request to the Company. If discontinued, the rider charge will cease.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation

•	Hospital Admission Guarantee

•	Emergency Evacuation

•	Critical Care Monitoring

•	Medically Supervised Repatriation

•	Prescription Assistance

•	Emergency Message Transmission

•	Emergency Trauma Counseling

•	Transportation to Join Patient

•	Care for Minor Children

•	Legal and Interpreter Referrals

•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.

(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge. Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

29

Termination of Policy

The Policy will terminate on the earlier of the date we receive (in Good Order) your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You:

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test. Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy’s incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

30

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary;

•	exercise all other rights in the Policy;

•	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

•	change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

OTHER POLICY PROVISIONS

Addition, Deletion or Substitution of Investments

We may decide to add new Variable Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

31

Entire Contract

Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration

Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification

Upon notice to You, we may modify the Policy if such a modification:

•	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy)

If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

Misstatement discovered prior to death - Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide

If the Insured, whether sane or insane, commits suicide within two years after the Policy’s Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals. If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

32

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

33

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax professional on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

34

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured

35

by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means:

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

36

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax. Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

37

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The potential application of these taxes and the uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

38

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”) pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s Issue Age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 3% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

39

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2013, 2014, and 2015, $344,644, $232,963, and $160,861, respectively in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

VOTING RIGHTS

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders’ meeting. We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

40

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator,

41

the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Delaware Life Insurance Company, the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

42

APPENDIX A - GLOSSARY OF TERMS

Account Value: The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Business Day: Any day that we are open for business.

Cash Value: Account Value less any surrender charges.

Cash Surrender Value: The Cash Value decreased by the balance of any outstanding Policy Debt.

Class: The risk and underwriting classification of the Insured.

Due Proof: Such evidence as we may reasonably require in order to establish that a benefit is due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our general account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund: A mutual fund portfolio in which a Variable Sub-Account invests.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Initial Premium: The amount necessary to put the coverage in force. Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured: The person on whose life a Policy is issued.

Investment Start Date: The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date: The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium: The Initial Premium is two Minimum Monthly Premiums. The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Policy Date.

43

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge: The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period: The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s age. It may vary in length by state but may not exceed 20 years.

Policy: The form issued by Delaware Life Insurance Company and is a contract between the policyowner and the Company.

Policy Application: The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date: The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt: The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month: A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds: The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year: A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge: A percentage charge deducted from each premium payment.

Processing Date: The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk: The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Service Office: Delaware Life Insurance Company, P.O. Box 758581, Topeka, Kansas 66675-8581 or such other address as we may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

44

Target Premium: An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk: The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit: A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value: The value of each Unit of assets in a Variable Sub-Account.

Valuation Date: Any day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account I.

Variable Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You: The owner of the Policy.

45

APPENDIX B - TABLE OF DEATH BENEFIT PERCENTAGES

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

46

APPENDIX C - PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

47

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

48

The SAI includes additional information about Delaware Life Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-877-253-2323.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-143354

Investment Company Act. File No. 811-09137

49

PART B

STATEMENT OF ADDITIONAL INFORMATION

PRIME

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT I

May 2, 2016

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Prime Variable Universal Life Insurance prospectus, dated May 2, 2016. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at P.O. Box 758581, Topeka, Kansas 66675-8581 or calling 1-877-253-2323.

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

ADMINISTRATION OF THE POLICY

In 2015, we engaged se2, llc (“se2”), an affiliate of the Company and a leading third-party provider of policy administration services for many other life insurance companies, to administer the Policies. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts, processing Applications, maintaining Policy records and other information necessary to the administration and operation of the Policy, processing Premium Payments, transfers, loans and withdrawals, issuing Policies, administering payments, providing confirmations, and providing customer service. The compensation paid to se2 is based on the number of Policies to which they provide these administrative services.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi-reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account I as of December 31, 2015 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

2

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on

3

some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2013, 2014, and 2015, were approximately $1,155,203, $916,593, and $160,861, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years

4

and will not exceed 8.25%. If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account I

Financial Statements as of and for the Year Ended December 31, 2015 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2015

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets and Liabilities	2-7

Statement of Operations	8-42

Statement of Changes in Net Assets	43-97

Notes to the Financial Statements	98-131

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of Delaware Life Variable Account I:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account I of Delaware Life Insurance Company at December 31, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

May 2, 2016

Hartford, CT

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	Shares	Cost	Value
Assets:
Investments at fair value:

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	27,996	$309,912	$304,321
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	2,256	38,185	48,967
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	109,752	2,010,406	3,268,420
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	10,481	145,102	140,549
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	5,721	57,108	92,974
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	39,457	495,310	769,805
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	1,291	33,437	26,418
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	52,273	606,941	653,941
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	24,448	267,294	258,665
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	14,754	406,283	386,407
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (309)	29,531	356,080	364,120
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	22,010	463,716	526,030
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	11,987	835,845	811,433
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	28,425	1,216,702	1,280,249
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	33,791	339,600	306,147
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	158,718	3,203,935	2,860,101
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	214,333	3,136,937	2,794,898
Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62)	40,170	556,302	576,832
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (D37)	28,474	844,178	848,231
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	199,915	2,246,599	3,032,709
Deutsche Small Mid Value VIP Class A Sub-Account (S61)	165,522	2,077,678	2,643,390
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	203,438	3,043,319	3,855,153
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	27,508	444,039	438,751
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	55,425	1,799,292	1,843,427
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	215,320	5,371,936	7,275,646
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	25,737	302,512	318,620
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14)	9,835	108,467	124,115
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	38,000	1,440,461	2,491,685
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	59,589	9,121,183	12,171,059
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	97,900	15,400,180	20,149,856
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	49,482	1,658,246	1,575,011
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	3,716,021	3,716,021	3,716,021
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	330,126	5,352,655	6,272,393
First Eagle Overseas Variable Fund Sub-Account (FE3)	118,937	3,256,254	2,950,817
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	371,127	5,442,153	4,898,879
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	33,481	237,463	225,991
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	110,515	1,251,294	1,472,056
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	36,872	576,309	523,578
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	68,857	1,299,891	1,322,051
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	72,074	1,380,212	1,274,270
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	112,391	1,341,179	1,147,509
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (T29)	3	37	36
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	21,496	217,796	201,844
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	23,913	373,826	346,503
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521)	19,437	218,624	225,474
Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (G33)	37,592	293,913	345,467
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	237,561	2,854,197	3,969,638
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	14,669	605,420	840,522
Invesco V.I. American Value Fund Series II Sub-Account (V35)	19,883	355,330	309,181

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Shares	Cost	Value
Assets (continued):
Investments at fair value (continued):

Invesco V.I. Comstock Fund Series II Sub-Account (V13)	15,181	$221,096	$265,819
Invesco V.I. Core Equity Fund I Sub-Account (A39)	29,489	862,444	997,877
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	23,579	431,126	381,028
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	84,531	1,761,483	1,656,800
Invesco V.I. International Growth Fund I Sub-Account (A21)	231,289	7,285,134	7,745,868
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	37,736	208,966	203,018
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	9,804	166,896	172,948
M Capital Appreciation Fund Sub-Account (MB0)	23,983	669,658	603,182
M International Equity Fund Sub-Account (MB1)	76,451	962,466	860,838
M Large Cap Growth Value Fund Sub-Account (MB5)	47,800	1,038,703	1,035,347
M Large Cap Value Fund Sub-Account (MA9)	41,981	564,571	502,507
MFS VIT Total Return Series Initial Class Sub-Account (M07)	138,720	3,097,076	3,135,074
MFS VIT Total Return Series Service Class Sub-Account (M35)	10,241	230,606	227,973
MFS VIT I Growth Series Initial Class Sub-Account (M31)	25,790	914,642	1,035,994
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	586,074	4,109,449	4,811,669
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	194,373	3,605,537	3,010,843
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	633,526	8,471,435	8,235,838
MFS VIT I Research Series Initial Class Sub-Account (M33)	167,677	3,890,599	4,473,620
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	67,097	2,279,559	1,715,010
MFS VIT I Utilities Series Service Class Sub-Account (M40)	6,844	219,899	172,120
MFS VIT I Value Series Initial Class Sub-Account (M83)	319,449	5,657,014	5,874,682
MFS VIT I Value Series Service Class Sub-Account (M08)	162,425	3,096,215	2,943,139
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	43,306	1,774,459	2,102,933
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	72,895	854,173	804,034
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	195,769	2,619,851	2,235,689

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Shares	Cost	Value
Assets (continued):
Investments at fair value (continued):

MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	2,488	$37,567	$36,634
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	254,817	3,323,343	3,241,266
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	21,893	282,776	276,719
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	924,602	5,562,250	5,020,587
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	50,325	627,162	632,587
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	30,773	402,118	384,047
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	106,625	1,612,117	1,746,522
MFS VIT II Money Market Portfolio I Class Sub-Account (MD8)	9,556,989	9,556,989	9,556,989
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	13,232	193,302	181,012
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	265,377	4,039,225	3,261,492
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4)	218,214	2,525,302	2,419,991
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	318,635	3,731,581	4,317,514
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	203,265	2,356,273	2,290,802
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	133,978	1,437,893	1,303,614
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	680,283	6,987,375	6,898,072
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	650,103	5,702,147	5,096,811
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	415,518	5,244,401	5,185,656
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	120,534	1,186,157	1,136,630
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (V43)	36,927	421,557	363,736
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	17,736	816,480	984,172
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	1,028	57,144	56,333
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	1,804	62,433	67,813
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	4,106	96,964	118,982
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	49,335	587,283	340,908
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	354,911	4,768,235	4,152,462
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (PK9)	3,973	45,933	45,016
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	208,471	2,860,398	2,487,057
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	968,040	10,901,032	10,241,863
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	271,266	4,175,729	6,241,835
Wanger USA Sub-Account (W42)	10,797	355,804	342,806

Total investments		222,059,786	235,913,938
Receivable from Contractholders			20,623

Total assets		$222,059,786	$235,934,561

Liabilities:
Payable to Sponsor			$2,282

Total liabilities			2,282

Net Assets			$235,932,279

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets:

AL1	17,574	$304,321
A70	4,911	48,672
A71	165,644	3,273,136
A98	20,984	140,549
A55	5,586	92,974
A54	31,736	739,209
A51	1,286	26,355
308	31,302	653,941
301	19,181	258,665
304	17,351	386,407
309	18,492	364,120
306	26,904	526,030
303	34,299	811,433
302	58,731	1,280,249
305	19,027	306,147
300	182,134	2,860,101
B18	176,295	2,794,838
C62	46,492	576,861
D37	22,979	851,050
D55	98,111	3,012,936
S61	96,043	2,645,503
D18	146,790	3,854,846
FD7	20,931	438,509
F24	124,634	1,843,427
F29	250,823	7,292,511
F15	24,440	318,620
F14	9,559	124,115
F21	138,468	2,491,604
F26	769,903	12,171,160
FM7	994,946	20,150,326
F41	103,400	1,575,033
FM8	298,591	3,712,550
F23	368,862	6,304,807
FE3	212,674	2,951,472
T20	203,015	4,930,166

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets (continued):

FE6	13,104	$225,991
F56	62,234	1,472,082
F59	38,787	523,578
F54	104,254	1,322,316
F53	82,051	1,274,239
T28	79,660	1,147,509
T29	3	36
G30	10,672	201,844
G32	13,429	346,503
521	8,050	225,426
G33	28,320	345,518
G31	204,766	3,969,899
V15	54,082	840,297
V35	14,549	309,181
V13	17,981	265,819
A39	65,764	997,877
V11	20,468	381,028
IB1	70,902	1,656,629
A21	442,455	7,748,444
I84	13,720	203,018
I76	10,987	172,949
MB0	33,831	602,082
MB1	101,393	861,130
MB5	60,524	1,035,410
MA9	34,187	503,104
M07	266,945	3,096,231
M35	19,680	227,973
M31	63,308	1,035,790
MF1	295,385	4,811,210
M05	221,307	3,010,807
M06	787,635	8,235,890
M33	295,028	4,473,364
M44	194,936	1,714,954
M40	19,913	172,120

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets (continued):

M83	383,986	$5,874,963
M08	275,899	2,943,176
MB6	100,599	2,102,376
MA0	51,795	804,034
MA1	337,021	2,235,684
M92	2,995	36,634
M96	173,743	3,241,424
MD2	21,965	276,719
MA6	272,716	5,021,381
M97	37,742	632,464
MD5	23,316	384,082
MD6	103,060	1,746,403
MD8	956,937	9,557,411
ME3	19,943	181,012
MB8	135,431	3,281,814
MF4	153,926	2,419,991
MF6	184,317	4,342,088
MF8	116,556	2,290,844
MG0	103,366	1,303,582
MF2	593,727	6,860,317
MG3	286,418	5,117,508
MG5	289,218	5,185,656
ME0	57,197	1,136,630
V43	15,445	363,736
O01	44,896	989,137
O19	3,925	56,333
O20	4,914	67,813
O21	7,974	118,982
P10	65,448	340,903
PK8	190,227	4,173,656
PK9	4,249	45,016
P06	140,760	2,487,326
P07	527,322	10,215,337
307	209,845	6,232,150
W42	20,741	342,806

Total net assets		$235,932,280

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2015

	AL1 Sub-Account	A70 Sub-Account	A71 Sub-Account

Income:
Dividend income	$6,170	$—	$39,580

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	6,170	—	39,580

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,578)	12,153	94,923
Realized gain distributions	28,180	—	—
Net realized gains (losses)	26,602	12,153	94,923

Net change in unrealized appreciation (depreciation)	(28,785)	(11,390)	(87,328)

Net realized and change in unrealized gains (losses)	(2,183)	763	7,595

Increase (decrease) in net assets from operations	$3,987	$763	$47,175

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	A98 Sub-Account	A55 Sub-Account	A54 Sub-Account

Income:
Dividend income	$3,285	$1,611	$—

Expenses:
Mortality and expense risk charges	—	(53)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	3,285	1,558	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,207	1,436	43,572
Realized gain distributions	—	—	—
Net realized gains (losses)	1,207	1,436	43,572

Net change in unrealized appreciation (depreciation)	(2,144)	(2,112)	(54,746)

Net realized and change in unrealized gains (losses)	(937)	(676)	(11,174)

Increase (decrease) in net assets from operations	$2,348	$882	$(11,174)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	A51 Sub-Account	308 Sub-Account	301 Sub-Account

Income:
Dividend income	$—	$13,080	$4,417

Expenses:
Mortality and expense risk charges	(22)	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	(22)	13,080	4,417

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	227	18,649	(1,772)
Realized gain distributions	7,704	69,031	5,048
Net realized gains (losses)	7,931	87,680	3,276

Net change in unrealized appreciation (depreciation)	(9,878)	(121,142)	(6,851)

Net realized and change in unrealized gains (losses)	(1,947)	(33,462)	(3,575)

Increase (decrease) in net assets from operations	$(1,969)	$(20,382)	$842

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	304 Sub-Account	309 Sub-Account	306 Sub-Account

Income:
Dividend income	$6,246	$9,955	$—

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	6,246	9,955	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	143,747	163,713	12,642
Realized gain distributions	122,391	—	46,776
Net realized gains (losses)	266,138	163,713	59,418

Net change in unrealized appreciation (depreciation)	(204,898)	(185,421)	(57,750)

Net realized and change in unrealized gains (losses)	61,240	(21,708)	1,668

Increase (decrease) in net assets from operations	$67,486	$(11,753)	$1,668

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	303 Sub-Account	302 Sub-Account	305 Sub-Account

Income:
Dividend income	$5,862	$14,971	$35,356

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	5,862	14,971	35,356

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	113,874	11,034	(134,513)
Realized gain distributions	246,183	69,991	—
Net realized gains (losses)	360,057	81,025	(134,513)

Net change in unrealized appreciation (depreciation)	(295,040)	(81,805)	41,527

Net realized and change in unrealized gains (losses)	65,017	(780)	(92,986)

Increase (decrease) in net assets from operations	$70,879	$14,191	$(57,630)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	300 Sub-Account	B18 Sub-Account	C62 Sub-Account

Income:
Dividend income	$46,026	$31,471	$—

Expenses:
Mortality and expense risk charges	—	(132)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	46,026	31,339	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,056	(15,148)	65,427
Realized gain distributions	170,168	179,849	118,932
Net realized gains (losses)	175,224	164,701	184,359

Net change in unrealized appreciation (depreciation)	(355,705)	(218,040)	(171,529)

Net realized and change in unrealized gains (losses)	(180,481)	(53,339)	12,830

Increase (decrease) in net assets from operations	$(134,455)	$(22,000)	$12,830

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	D37 Sub-Account	D55 Sub-Account	S61 Sub-Account

Income:
Dividend income	$2,942	$25,101	$9,138

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	2,942	25,101	9,138

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	36,939	149,801	200,086
Realized gain distributions	63,104	243,022	262,491
Net realized gains (losses)	100,043	392,823	462,577

Net change in unrealized appreciation (depreciation)	(64,321)	(570,783)	(508,268)

Net realized and change in unrealized gains (losses)	35,722	(177,960)	(45,691)

Increase (decrease) in net assets from operations	$38,664	$(152,859)	$(36,553)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	D18 Sub-Account	FD7 Sub-Account	F24 Sub-Account

Income:
Dividend income	$25,496	$6,673	$16,731

Expenses:
Mortality and expense risk charges	(446)	(137)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	25,050	6,536	16,731

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	241,926	7,940	455,358
Realized gain distributions	665,541	13,091	281,950
Net realized gains (losses)	907,467	21,031	737,308

Net change in unrealized appreciation (depreciation)	(1,027,971)	(27,453)	(754,861)

Net realized and change in unrealized gains (losses)	(120,504)	(6,422)	(17,553)

Increase (decrease) in net assets from operations	$(95,454)	$114	$(822)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F29 Sub-Account	F15 Sub-Account	F14 Sub-Account

Income:
Dividend income	$69,978	$5,242	$1,880

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	69,978	5,242	1,880

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	163,603	17,080	1,569
Realized gain distributions	675,242	1,395	668
Net realized gains (losses)	838,845	18,475	2,237

Net change in unrealized appreciation (depreciation)	(863,078)	(23,986)	(4,936)

Net realized and change in unrealized gains (losses)	(24,233)	(5,511)	(2,699)

Increase (decrease) in net assets from operations	$45,745	$(269)	$(819)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F21 Sub-Account	F26 Sub-Account	FM7 Sub-Account

Income:
Dividend income	$4,004	$223,784	$389,880

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	4,004	223,784	389,880

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	129,064	751,287	2,177,583
Realized gain distributions	72,237	8,270	13,567
Net realized gains (losses)	201,301	759,557	2,191,150

Net change in unrealized appreciation (depreciation)	(43,762)	(878,869)	(2,390,741)

Net realized and change in unrealized gains (losses)	157,539	(119,312)	(199,591)

Increase (decrease) in net assets from operations	$161,543	$104,472	$190,289

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F41 Sub-Account	FM8 Sub-Account	F23 Sub-Account

Income:
Dividend income	$4,709	$385	$84,560

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	4,709	385	84,560

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	67,339	—	622,476
Realized gain distributions	297,719	—	6,658
Net realized gains (losses)	365,058	—	629,134

Net change in unrealized appreciation (depreciation)	(387,604)	—	(467,725)

Net realized and change in unrealized gains (losses)	(22,546)	—	161,409

Increase (decrease) in net assets from operations	$(17,837)	$385	$245,969

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	FE3 Sub-Account	T20 Sub-Account	FE6 Sub-Account

Income:
Dividend income	$19,661	$172,183	$6,656

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	19,661	172,183	6,656

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(22,442)	450,837	283
Realized gain distributions	199,181	175,864	364
Net realized gains (losses)	176,739	626,701	647

Net change in unrealized appreciation (depreciation)	(154,577)	(1,071,239)	(21,952)

Net realized and change in unrealized gains (losses)	22,162	(444,538)	(21,305)

Increase (decrease) in net assets from operations	$41,823	$(272,355)	$(14,649)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F56 Sub-Account	F59 Sub-Account	F54 Sub-Account

Income:
Dividend income	$47,128	$33,751	$62,406

Expenses:
Mortality and expense risk charges	(25)	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	47,103	33,751	62,406

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	33,923	33,575	206,502
Realized gain distributions	—	—	137,693
Net realized gains (losses)	33,923	33,575	344,195

Net change in unrealized appreciation (depreciation)	(190,239)	(107,451)	(491,145)

Net realized and change in unrealized gains (losses)	(156,316)	(73,876)	(146,950)

Increase (decrease) in net assets from operations	$(109,213)	$(40,125)	$(84,544)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F53 Sub-Account	T28 Sub-Account	T29 Sub-Account

Income:
Dividend income	$10,407	$108,805	$1

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	10,407	108,805	1

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	100,712	(125,445)	—
Realized gain distributions	239,358	28,895	—
Net realized gains (losses)	340,070	(96,550)	—

Net change in unrealized appreciation (depreciation)	(462,899)	(69,699)	1

Net realized and change in unrealized gains (losses)	(122,829)	(166,249)	1

Increase (decrease) in net assets from operations	$(112,422)	$(57,444)	$2

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	G30 Sub-Account	G32 Sub-Account	521 Sub-Account

Income:
Dividend income	$3,036	$1,512	$695

Expenses:
Mortality and expense risk charges	(759)	(171)	(892)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	2,277	1,341	(197)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,054	2,115	16,093
Realized gain distributions	24,503	27,230	29,388
Net realized gains (losses)	26,557	29,345	45,481

Net change in unrealized appreciation (depreciation)	(39,111)	(66,643)	(50,751)

Net realized and change in unrealized gains (losses)	(12,554)	(37,298)	(5,270)

Increase (decrease) in net assets from operations	$(10,277)	$(35,957)	$(5,467)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	G33 Sub-Account	G31 Sub-Account	V15 Sub-Account

Income:
Dividend income	$6,161	$56,405	$—

Expenses:
Mortality and expense risk charges	(1,279)	(2,190)	(572)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	4,882	54,215	(572)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,573	374,147	65,456
Realized gain distributions	—	249,476	4,497
Net realized gains (losses)	9,573	623,623	69,953

Net change in unrealized appreciation (depreciation)	(11,480)	(684,864)	(34,057)

Net realized and change in unrealized gains (losses)	(1,907)	(61,241)	35,896

Increase (decrease) in net assets from operations	$2,975	$(7,026)	$35,324

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	V35 Sub-Account	V13 Sub-Account	A39 Sub-Account

Income:
Dividend income	$43	$4,462	$12,745

Expenses:
Mortality and expense risk charges	(60)	—	(333)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	(17)	4,462	12,412

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	75,353	96,467	46,553
Realized gain distributions	65,101	737	116,547
Net realized gains (losses)	140,454	97,204	163,100

Net change in unrealized appreciation (depreciation)	(219,013)	(140,121)	(243,072)

Net realized and change in unrealized gains (losses)	(78,559)	(42,917)	(79,972)

Increase (decrease) in net assets from operations	$(78,576)	$(38,455)	$(67,560)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	V11 Sub-Account	IB1 Sub-Account	A21 Sub-Account

Income:
Dividend income	$12,540	$50,076	$127,399

Expenses:
Mortality and expense risk charges	—	—	(1,332)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	12,540	50,076	126,067

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	64,961	73,416	273,856
Realized gain distributions	48,450	260,229	—
Net realized gains (losses)	113,411	333,645	273,856

Net change in unrealized appreciation (depreciation)	(133,429)	(444,169)	(663,426)

Net realized and change in unrealized gains (losses)	(20,018)	(110,524)	(389,570)

Increase (decrease) in net assets from operations	$(7,478)	$(60,448)	$(263,503)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	I84 Sub-Account	I76 Sub-Account	MB0 Sub-Account

Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	—	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	44,913	1,632	49,499
Realized gain distributions	16,086	36,927	70,116
Net realized gains (losses)	60,999	38,559	119,615

Net change in unrealized appreciation (depreciation)	(59,752)	(49,065)	(160,027)

Net realized and change in unrealized gains (losses)	1,247	(10,506)	(40,412)

Increase (decrease) in net assets from operations	$1,247	$(10,506)	$(40,412)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MB1 Sub-Account	MB5 Sub-Account	MA9 Sub-Account

Income:
Dividend income	$15,330	$300	$6,966

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	15,330	300	6,966

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,772	125,571	49,088
Realized gain distributions	—	176,499	43,942
Net realized gains (losses)	19,772	302,070	93,030

Net change in unrealized appreciation (depreciation)	(60,732)	(211,195)	(99,713)

Net realized and change in unrealized gains (losses)	(40,960)	90,875	(6,683)

Increase (decrease) in net assets from operations	$(25,630)	$91,175	$283

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M07 Sub-Account	M35 Sub-Account	M31 Sub-Account

Income:
Dividend income	$84,727	$5,929	$889

Expenses:
Mortality and expense risk charges	(1,664)	—	(329)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	83,063	5,929	560

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	28,912	3,229	16,172
Realized gain distributions	120,528	9,379	30,938
Net realized gains (losses)	149,440	12,608	47,110

Net change in unrealized appreciation (depreciation)	(243,329)	(20,167)	(7,303)

Net realized and change in unrealized gains (losses)	(93,889)	(7,559)	39,807

Increase (decrease) in net assets from operations	$(10,826)	$(1,630)	$40,367

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MF1 Sub-Account	M05 Sub-Account	M06 Sub-Account

Income:
Dividend income	$—	$—	$251,541

Expenses:
Mortality and expense risk charges	(1,795)	(529)	(1,376)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	(1,795)	(529)	250,165

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	112,771	(165,580)	(11,413)
Realized gain distributions	485,147	107,192	—
Net realized gains (losses)	597,918	(58,388)	(11,413)

Net change in unrealized appreciation (depreciation)	(372,748)	(16,552)	(262,469)

Net realized and change in unrealized gains (losses)	225,170	(74,940)	(273,882)

Increase (decrease) in net assets from operations	$223,375	$(75,469)	$(23,717)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M33 Sub-Account	M44 Sub-Account	M40 Sub-Account

Income:
Dividend income	$34,128	$81,778	$9,397

Expenses:
Mortality and expense risk charges	—	(836)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	34,128	80,942	9,397

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	109,285	(23,760)	(28,567)
Realized gain distributions	352,091	135,054	16,493
Net realized gains (losses)	461,376	111,294	(12,074)

Net change in unrealized appreciation (depreciation)	(455,698)	(484,426)	(34,448)

Net realized and change in unrealized gains (losses)	5,678	(373,132)	(46,522)

Increase (decrease) in net assets from operations	$39,806	$(292,190)	$(37,125)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M83 Sub-Account	M08 Sub-Account	MB6 Sub-Account

Income:
Dividend income	$142,350	$53,911	$34,033

Expenses:
Mortality and expense risk charges	(453)	—	(1,815)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	141,897	53,911	32,218

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	259,983	447	148,439
Realized gain distributions	357,240	151,978	165,582
Net realized gains (losses)	617,223	152,425	314,021

Net change in unrealized appreciation (depreciation)	(797,725)	(232,826)	(329,514)

Net realized and change in unrealized gains (losses)	(180,502)	(80,401)	(15,493)

Increase (decrease) in net assets from operations	$(38,605)	$(26,490)	$16,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA0 Sub-Account	MA1 Sub-Account	M92 Sub-Account

Income:
Dividend income	$29,461	$10,157	$1,926

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	29,461	10,157	1,926

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,339)	(46,954)	171
Realized gain distributions	5,541	—	624
Net realized gains (losses)	(4,798)	(46,954)	795

Net change in unrealized appreciation (depreciation)	(27,315)	(226,792)	(3,665)

Net realized and change in unrealized gains (losses)	(32,113)	(273,746)	(2,870)

Increase (decrease) in net assets from operations	$(2,652)	$(263,589)	$(944)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M96 Sub-Account	MD2 Sub-Account	MA6 Sub-Account

Income:
Dividend income	$74,001	$15,992	$366,219

Expenses:
Mortality and expense risk charges	(385)	—	(668)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	73,616	15,992	365,551

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(23,833)	(23,055)	39,264
Realized gain distributions	—	—	—
Net realized gains (losses)	(23,833)	(23,055)	39,264

Net change in unrealized appreciation (depreciation)	(38,826)	11,730	(619,109)

Net realized and change in unrealized gains (losses)	(62,659)	(11,325)	(579,845)

Increase (decrease) in net assets from operations	$10,957	$4,667	$(214,294)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M97 Sub-Account	MD5 Sub-Account	MD6 Sub-Account

Income:
Dividend income	$10,372	$7,075	$8,089

Expenses:
Mortality and expense risk charges	(50)	—	(1,089)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	10,322	7,075	7,000

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	28,714	11,995	182,925
Realized gain distributions	24,928	20,581	95,002
Net realized gains (losses)	53,642	32,576	277,927

Net change in unrealized appreciation (depreciation)	(56,134)	(38,279)	(272,748)

Net realized and change in unrealized gains (losses)	(2,492)	(5,703)	5,179

Increase (decrease) in net assets from operations	$7,830	$1,372	$12,179

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MD8 Sub-Account	ME3 Sub-Account	MB8 Sub-Account

Income:
Dividend income	$—	$4,601	$21,920

Expenses:
Mortality and expense risk charges	(3,863)	—	(249)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	(3,863)	4,601	21,671

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1	(10,321)	284,332
Realized gain distributions	—	2,148	621,648
Net realized gains (losses)	1	(8,173)	905,980

Net change in unrealized appreciation (depreciation)	—	(3,232)	(1,075,727)

Net realized and change in unrealized gains (losses)	1	(11,405)	(169,747)

Increase (decrease) in net assets from operations	$(3,862)	$(6,804)	$(148,076)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MF4 Sub-Account	MF6 Sub-Account	MF8 Sub-Account

Income:
Dividend income	$89,405	$182,566	$109,084

Expenses:
Mortality and expense risk charges	(202)	(422)	(72)
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	89,203	182,144	109,012

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,815	164,896	2,382
Realized gain distributions	58,186	—	112,058
Net realized gains (losses)	66,001	164,896	114,440

Net change in unrealized appreciation (depreciation)	(157,245)	(322,143)	(217,737)

Net realized and change in unrealized gains (losses)	(91,244)	(157,247)	(103,297)

Increase (decrease) in net assets from operations	$(2,041)	$24,897	$5,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MG0 Sub-Account	MF2 Sub-Account	MG3 Sub-Account

Income:
Dividend income	$11,239	$96,308	$45,102

Expenses:
Mortality and expense risk charges	(4)	(857)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	11,235	95,451	45,102

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(32,953)	2,194	121,844
Realized gain distributions	—	—	733,734
Net realized gains (losses)	(32,953)	2,194	855,578

Net change in unrealized appreciation (depreciation)	(53,131)	(66,155)	(1,015,944)

Net realized and change in unrealized gains (losses)	(86,084)	(63,961)	(160,366)

Increase (decrease) in net assets from operations	$(74,849)	$31,490	$(115,264)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MG5 Sub-Account	ME0 Sub-Account	V43 Sub-Account

Income:
Dividend income	$216,562	$4,625	$—

Expenses:
Mortality and expense risk charges	(389)	(37)	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	216,173	4,588	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	46,674	3,652	(162,753)
Realized gain distributions	129,771	62,492	191,938
Net realized gains (losses)	176,445	66,144	29,185

Net change in unrealized appreciation (depreciation)	(395,038)	(105,679)	(104,247)

Net realized and change in unrealized gains (losses)	(218,593)	(39,535)	(75,062)

Increase (decrease) in net assets from operations	$(2,420)	$(34,947)	$(75,062)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	O01 Sub-Account	O19 Sub-Account	O20 Sub-Account

Income:
Dividend income	$822	$—	$1,277

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	822	—	1,277

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	38,074	1,944	7,375
Realized gain distributions	157,265	10,890	7,865
Net realized gains (losses)	195,339	12,834	15,240

Net change in unrealized appreciation (depreciation)	(165,745)	(10,831)	(11,797)

Net realized and change in unrealized gains (losses)	29,594	2,003	3,443

Increase (decrease) in net assets from operations	$30,416	$2,003	$4,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	O21 Sub-Account	P10 Sub-Account	PK8 Sub-Account

Income:
Dividend income	$762	$19,193	$211,858

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	762	19,193	211,858

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,164	(79,989)	32,725
Realized gain distributions	17,822	—	22,399
Net realized gains (losses)	19,986	(79,989)	55,124

Net change in unrealized appreciation (depreciation)	(17,190)	(62,362)	(350,219)

Net realized and change in unrealized gains (losses)	2,796	(142,351)	(295,095)

Increase (decrease) in net assets from operations	$3,558	$(123,158)	$(83,237)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	PK9 Sub-Account	P06 Sub-Account	P07 Sub-Account

Income:
Dividend income	$836	$106,469	$526,612

Expenses:
Mortality and expense risk charges	—	—	—
Administrative expense and distribution charges and other	—	—	—

Net investment income (loss)	836	106,469	526,612

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,484)	(64,014)	9,508
Realized gain distributions	—	—	110,517
Net realized gains (losses)	(3,484)	(64,014)	120,025

Net change in unrealized appreciation (depreciation)	3,910	(111,136)	(591,242)

Net realized and change in unrealized gains (losses)	426	(175,150)	(471,217)

Increase (decrease) in net assets from operations	$1,262	$(68,681)	$55,395

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	307 Sub-Account	W42 Sub-Account

Income:
Dividend income	$—	$—

Expenses:
Mortality and expense risk charges	—	—
Administrative expense and distribution charges and other	—	—

Net investment income (loss)	—	—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	544,170	1,504
Realized gain distributions	—	52,824
Net realized gains (losses)	544,170	54,328

Net change in unrealized appreciation (depreciation)	69,497	(61,631)

Net realized and change in unrealized gains (losses)	613,667	(7,303)

Increase (decrease) in net assets from operations	$613,667	$(7,303)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	AL1 Sub-Account		A70 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$6,170	$7,149	$—	$—
Net realized gains (losses)	26,602	48,773	12,153	4,813
Net change in unrealized appreciation/ depreciation	(28,785)	(35,716)	(11,390)	(1,298)

Increase (decrease) in net assets from operations	3,987	20,206	763	3,515

Contract Owner Transactions:
Purchase payments received	28,449	31,274	2,082	—
Transfers between Sub-Accounts (including the Fixed Account), net	(740)	(143)	13,873	(8,283)
Withdrawals, surrenders, annuitizations and contract charges	(276)	—	(29,479)	(1,723)
Mortality and expense risk charges	(650)	(621)	(81)	(243)
Charges for life insurance protection and monthly administration charge	(32,017)	(29,003)	(6,441)	(5,807)

Net increase (decrease) from contract owner transactions	(5,234)	1,507	(20,046)	(16,056)

Total increase (decrease) in net assets	(1,247)	21,713	(19,283)	(12,541)

Net assets at beginning of year	305,568	283,855	67,955	80,496

Net assets at end of year	$304,321	$305,568	$48,672	$67,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A71 Sub-Account		A98 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$39,580	$37,785	$3,285	$4,978
Net realized gains (losses)	94,923	163,462	1,207	2,309
Net change in unrealized appreciation/ depreciation	(87,328)	109,741	(2,144)	(16,978)

Increase (decrease) in net assets from operations	47,175	310,988	2,348	(9,691)

Contract Owner Transactions:
Purchase payments received	146,772	165,686	16,117	15,344
Transfers between Sub-Accounts (including the Fixed Account), net	(40,398)	(161,588)	(1,865)	635
Withdrawals, surrenders, annuitizations and contract charges	(147,117)	(210,918)	(7,426)	(3,583)
Mortality and expense risk charges	(5,544)	(15,893)	(178)	(478)
Charges for life insurance protection and monthly administration charge	(121,813)	(139,224)	(4,356)	(5,928)

Net increase (decrease) from contract owner transactions	(168,100)	(361,937)	2,292	5,990

Total increase (decrease) in net assets	(120,925)	(50,949)	4,640	(3,701)

Net assets at beginning of year	3,394,061	3,445,010	135,909	139,610

Net assets at end of year	$3,273,136	$3,394,061	$140,549	$135,909

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A55 Sub-Account		A54 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,558	$2,044	$—	$—
Net realized gains (losses)	1,436	3,679	43,572	42,502
Net change in unrealized appreciation/ depreciation	(2,112)	5,295	(54,746)	16,393

Increase (decrease) in net assets from operations	882	11,018	(11,174)	58,895

Contract Owner Transactions:
Purchase payments received	130	—	40,004	28,984
Transfers between Sub-Accounts (including the Fixed Account), net	(3)	—	(13,316)	(9,046)
Withdrawals, surrenders, annuitizations and contract charges	(385)	(6,189)	(39,368)	(6,626)
Mortality and expense risk charges	(163)	(236)	(2,832)	(3,490)
Charges for life insurance protection and monthly administration charge	(2,855)	(3,333)	(22,652)	(31,711)

Net increase (decrease) from contract owner transactions	(3,276)	(9,758)	(38,164)	(21,889)

Total increase (decrease) in net assets	(2,394)	1,260	(49,338)	37,006

Net assets at beginning of year	95,368	94,108	788,547	751,541

Net assets at end of year	$92,974	$95,368	$739,209	$788,547

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A51 Sub-Account		308 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(22)	$—	$13,080	$18,466
Net realized gains (losses)	7,931	5,082	87,680	24,261
Net change in unrealized appreciation/ depreciation	(9,878)	(5,104)	(121,142)	41,123

Increase (decrease) in net assets from operations	(1,969)	(22)	(20,382)	83,850

Contract Owner Transactions:
Purchase payments received	522	—	38,000	42,433
Transfers between Sub-Accounts (including the Fixed Account), net	17,007	(297)	73,153	(24,485)
Withdrawals, surrenders, annuitizations and contract charges	(24)	(10,623)	(40,516)	(12,388)
Mortality and expense risk charges	(26)	(34)	(1,327)	(1,142)
Charges for life insurance protection and monthly administration charge	(677)	(986)	(20,496)	(19,155)

Net increase (decrease) from contract owner transactions	16,802	(11,940)	48,814	(14,737)

Total increase (decrease) in net assets	14,833	(11,962)	28,432	69,113

Net assets at beginning of year	11,522	23,484	625,509	556,396

Net assets at end of year	$26,355	$11,522	$653,941	$625,509

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	301 Sub-Account		304 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$4,417	$5,119	$6,246	$13,407
Net realized gains (losses)	3,276	365	266,138	123,100
Net change in unrealized appreciation/ depreciation	(6,851)	6,992	(204,898)	(110,004)

Increase (decrease) in net assets from operations	842	12,476	67,486	26,503

Contract Owner Transactions:
Purchase payments received	24,325	22,132	20,273	20,375
Transfers between Sub-Accounts (including the Fixed Account), net	50,144	26,408	(822,652)	(1,796)
Withdrawals, surrenders, annuitizations and contract charges	(75,331)	(9,652)	(25,065)	(3,780)
Mortality and expense risk charges	(463)	(490)	(2,104)	(2,347)
Charges for life insurance protection and monthly administration charge	(9,522)	(10,807)	(17,202)	(17,939)

Net increase (decrease) from contract owner transactions	(10,847)	27,591	(846,750)	(5,487)

Total increase (decrease) in net assets	(10,005)	40,067	(779,264)	21,016

Net assets at beginning of year	268,670	228,603	1,165,671	1,144,655

Net assets at end of year	$258,665	$268,670	$386,407	$1,165,671

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	309 Sub-Account		306 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$9,955	$37,229	$—	$725
Net realized gains (losses)	163,713	40,694	59,418	16,782
Net change in unrealized appreciation/ depreciation	(185,421)	(20,951)	(57,750)	(6,650)

Increase (decrease) in net assets from operations	(11,753)	56,972	1,668	10,857

Contract Owner Transactions:
Purchase payments received	42,006	46,024	50,516	31,141
Transfers between Sub-Accounts (including the Fixed Account), net	(627,417)	5,782	(71,648)	19,982
Withdrawals, surrenders, annuitizations and contract charges	(82,015)	(130,865)	(23,075)	(82,129)
Mortality and expense risk charges	(1,803)	(2,175)	(1,190)	(1,192)
Charges for life insurance protection and monthly administration charge	(24,869)	(26,403)	(11,372)	(11,542)

Net increase (decrease) from contract owner transactions	(694,098)	(107,637)	(56,769)	(43,740)

Total increase (decrease) in net assets	(705,851)	(50,665)	(55,101)	(32,883)

Net assets at beginning of year	1,069,971	1,120,636	581,131	614,014

Net assets at end of year	$364,120	$1,069,971	$526,030	$581,131

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	303 Sub-Account		302 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$5,862	$8,951	$14,971	$5,973
Net realized gains (losses)	360,057	80,138	81,025	27,380
Net change in unrealized appreciation/ depreciation	(295,040)	2,637	(81,805)	11,839

Increase (decrease) in net assets from operations	70,879	91,726	14,191	45,192

Contract Owner Transactions:
Purchase payments received	57,475	60,113	29,710	21,594
Transfers between Sub-Accounts (including the Fixed Account), net	(355,303)	1,734	768,606	25,812
Withdrawals, surrenders, annuitizations and contract charges	(88,097)	(23,109)	(1)	(6,348)
Mortality and expense risk charges	(2,147)	(2,304)	(1,326)	(886)
Charges for life insurance protection and monthly administration charge	(22,873)	(27,831)	(9,981)	(9,220)

Net increase (decrease) from contract owner transactions	(410,945)	8,603	787,008	30,952

Total increase (decrease) in net assets	(340,066)	100,329	801,199	76,144

Net assets at beginning of year	1,151,499	1,051,170	479,050	402,906

Net assets at end of year	$811,433	$1,151,499	$1,280,249	$479,050

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	305 Sub-Account		300 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$35,356	$59,275	$46,026	$41,098
Net realized gains (losses)	(134,513)	(49,893)	175,224	17,769
Net change in unrealized appreciation/ depreciation	41,527	(3,358)	(355,705)	(151,184)

Increase (decrease) in net assets from operations	(57,630)	6,024	(134,455)	(92,317)

Contract Owner Transactions:
Purchase payments received	31,598	36,325	54,198	58,760
Transfers between Sub-Accounts (including the Fixed Account), net	(1,565,719)	22,549	49,838	2,152,119
Withdrawals, surrenders, annuitizations and contract charges	(34,165)	—	(1,361)	(38,738)
Mortality and expense risk charges	(2,834)	(2,388)	(5,996)	(3,338)
Charges for life insurance protection and monthly administration charge	(24,885)	(23,023)	(38,030)	(27,818)

Net increase (decrease) from contract owner transactions	(1,596,005)	33,463	58,649	2,140,985

Total increase (decrease) in net assets	(1,653,635)	39,487	(75,806)	2,048,668

Net assets at beginning of year	1,959,782	1,920,295	2,935,907	887,239

Net assets at end of year	$306,147	$1,959,782	$2,860,101	$2,935,907

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	B18 Sub-Account		C62 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$31,339	$76,225	$—	$—
Net realized gains (losses)	164,701	319,883	184,359	53,387
Net change in unrealized appreciation/ depreciation	(218,040)	(338,641)	(171,529)	4,204

Increase (decrease) in net assets from operations	(22,000)	57,467	12,830	57,591

Contract Owner Transactions:
Purchase payments received	216,239	260,055	48,028	56,790
Transfers between Sub-Accounts (including the Fixed Account), net	(200,790)	323,952	(158,682)	36,303
Withdrawals, surrenders, annuitizations and contract charges	(465,414)	(106,911)	(31,587)	(38,753)
Mortality and expense risk charges	(7,611)	(13,090)	(1,168)	(2,647)
Charges for life insurance protection and monthly administration charge	(120,680)	(148,908)	(16,694)	(24,593)

Net increase (decrease) from contract owner transactions	(578,256)	315,098	(160,103)	27,100

Total increase (decrease) in net assets	(600,256)	372,565	(147,273)	84,691

Net assets at beginning of year	3,395,094	3,022,529	724,134	639,443

Net assets at end of year	$2,794,838	$3,395,094	$576,861	$724,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	D37 Sub-Account		D55 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$2,942	$688	$25,101	$24,562
Net realized gains (losses)	100,043	203,651	392,823	261,372
Net change in unrealized appreciation/ depreciation	(64,321)	(202,452)	(570,783)	(135,473)

Increase (decrease) in net assets from operations	38,664	1,887	(152,859)	150,461

Contract Owner Transactions:
Purchase payments received	30,666	69,668	83,017	51,137
Transfers between Sub-Accounts (including the Fixed Account), net	69,366	(431,238)	(47,596)	8,051
Withdrawals, surrenders, annuitizations and contract charges	3,502	(15,752)	(313,023)	(115,981)
Mortality and expense risk charges	(2,098)	(4,146)	(6,589)	(13,883)
Charges for life insurance protection and monthly administration charge	(30,370)	(46,820)	(94,478)	(116,626)

Net increase (decrease) from contract owner transactions	71,066	(428,288)	(378,669)	(187,302)

Total increase (decrease) in net assets	109,730	(426,401)	(531,528)	(36,841)

Net assets at beginning of year	741,320	1,167,721	3,544,464	3,581,305

Net assets at end of year	$851,050	$741,320	$3,012,936	$3,544,464

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	S61 Sub-Account		D18 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$9,138	$23,746	$25,050	$40,177
Net realized gains (losses)	462,577	176,187	907,467	216,489
Net change in unrealized appreciation/ depreciation	(508,268)	(49,341)	(1,027,971)	204,297

Increase (decrease) in net assets from operations	(36,553)	150,592	(95,454)	460,963

Contract Owner Transactions:
Purchase payments received	132,964	119,630	217,638	197,615
Transfers between Sub-Accounts (including the Fixed Account), net	(170,927)	(164,268)	(200,753)	(27,132)
Withdrawals, surrenders, annuitizations and contract charges	(90,401)	(15,753)	(150,891)	(153,239)
Mortality and expense risk charges	(6,691)	(12,426)	(6,655)	(15,710)
Charges for life insurance protection and monthly administration charge	(78,557)	(98,948)	(160,430)	(177,763)

Net increase (decrease) from contract owner transactions	(213,612)	(171,765)	(301,091)	(176,229)

Total increase (decrease) in net assets	(250,165)	(21,173)	(396,545)	284,734

Net assets at beginning of year	2,895,668	2,916,841	4,251,391	3,966,657

Net assets at end of year	$2,645,503	$2,895,668	$3,854,846	$4,251,391

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$6,536	$5,226	$16,731	$22,694
Net realized gains (losses)	21,031	51,091	737,308	179,476
Net change in unrealized appreciation/ depreciation	(27,453)	(19,305)	(754,861)	118,404

Increase (decrease) in net assets from operations	114	37,012	(822)	320,574

Contract Owner Transactions:
Purchase payments received	59,608	61,289	183,884	172,993
Transfers between Sub-Accounts (including the Fixed Account), net	23,563	32,578	(1,039,464)	191,521
Withdrawals, surrenders, annuitizations and contract charges	(15,817)	(10,202)	(402,385)	(199,024)
Mortality and expense risk charges	(1,212)	(1,245)	(7,444)	(6,231)
Charges for life insurance protection and monthly administration charge	(37,655)	(36,541)	(72,258)	(111,809)

Net increase (decrease) from contract owner transactions	28,487	45,879	(1,337,667)	47,450

Total increase (decrease) in net assets	28,601	82,891	(1,338,489)	368,024

Net assets at beginning of year	409,908	327,017	3,181,916	2,813,892

Net assets at end of year	$438,509	$409,908	$1,843,427	$3,181,916

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F29 Sub-Account		F15 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$69,978	$64,671	$5,242	$5,108
Net realized gains (losses)	838,845	345,148	18,475	9,933
Net change in unrealized appreciation/ depreciation	(863,078)	420,969	(23,986)	(931)

Increase (decrease) in net assets from operations	45,745	830,788	(269)	14,110

Contract Owner Transactions:
Purchase payments received	291,551	283,959	48,573	48,316
Transfers between Sub-Accounts (including the Fixed Account), net	(435,932)	(46,129)	(243)	—
Withdrawals, surrenders, annuitizations and contract charges	(97,524)	(342,798)	(64,494)	—
Mortality and expense risk charges	(13,936)	(29,044)	(698)	(823)
Charges for life insurance protection and monthly administration charge	(226,355)	(253,331)	(23,613)	(24,089)

Net increase (decrease) from contract owner transactions	(482,196)	(387,343)	(40,475)	23,404

Total increase (decrease) in net assets	(436,451)	443,445	(40,744)	37,514

Net assets at beginning of year	7,728,962	7,285,517	359,364	321,850

Net assets at end of year	$7,292,511	$7,728,962	$318,620	$359,364

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F14 Sub-Account		F21 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,880	$1,561	$4,004	$2,362
Net realized gains (losses)	2,237	6,640	201,301	73,541
Net change in unrealized appreciation/ depreciation	(4,936)	(2,955)	(43,762)	190,031

Increase (decrease) in net assets from operations	(819)	5,246	161,543	265,934

Contract Owner Transactions:
Purchase payments received	13,102	12,892	114,732	95,066
Transfers between Sub-Accounts (including the Fixed Account), net	(303)	(155)	(968)	(57,226)
Withdrawals, surrenders, annuitizations and contract charges	(531)	(11,559)	(294,447)	(26,858)
Mortality and expense risk charges	(370)	(462)	(4,144)	(10,599)
Charges for life insurance protection and monthly administration charge	(3,487)	(4,168)	(62,878)	(81,168)

Net increase (decrease) from contract owner transactions	8,411	(3,452)	(247,705)	(80,785)

Total increase (decrease) in net assets	7,592	1,794	(86,162)	185,149

Net assets at beginning of year	116,523	114,729	2,577,766	2,392,617

Net assets at end of year	$124,115	$116,523	$2,491,604	$2,577,766

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F26 Sub-Account		FM7 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$223,784	$178,609	$389,880	$323,075
Net realized gains (losses)	759,557	220,031	2,191,150	415,256
Net change in unrealized appreciation/ depreciation	(878,869)	1,017,507	(2,390,741)	1,739,454

Increase (decrease) in net assets from operations	104,472	1,416,147	190,289	2,477,785

Contract Owner Transactions:
Purchase payments received	546,158	444,346	1,214,411	935,240
Transfers between Sub-Accounts (including the Fixed Account), net	(802,147)	992,137	(638,743)	2,173,208
Withdrawals, surrenders, annuitizations and contract charges	(188,087)	(171,258)	(1,119,626)	(316,493)
Mortality and expense risk charges	(25,356)	(27,514)	(32,903)	(81,536)
Charges for life insurance protection and monthly administration charge	(238,018)	(241,377)	(1,150,076)	(1,033,138)

Net increase (decrease) from contract owner transactions	(707,450)	996,334	(1,726,937)	1,677,281

Total increase (decrease) in net assets	(602,978)	2,412,481	(1,536,648)	4,155,066

Net assets at beginning of year	12,774,138	10,361,657	21,686,974	17,531,908

Net assets at end of year	$12,171,160	$12,774,138	$20,150,326	$21,686,974

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F41 Sub-Account		FM8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$4,709	$468	$385	$542
Net realized gains (losses)	365,058	100,727	—	—
Net change in unrealized appreciation/ depreciation	(387,604)	38,681	—	—

Increase (decrease) in net assets from operations	(17,837)	139,876	385	542

Contract Owner Transactions:
Purchase payments received	143,329	154,089	255,083	597,887
Transfers between Sub-Accounts (including the Fixed Account), net	(774,246)	25,464	(56,982)	(1,640,562)
Withdrawals, surrenders, annuitizations and contract charges	(205,267)	(92,939)	(209,272)	(381,236)
Mortality and expense risk charges	(4,209)	(5,612)	(12,374)	(29,352)
Charges for life insurance protection and monthly administration charge	(49,801)	(69,662)	(422,758)	(484,093)

Net increase (decrease) from contract owner transactions	(890,194)	11,340	(446,303)	(1,937,356)

Total increase (decrease) in net assets	(908,031)	151,216	(445,918)	(1,936,814)

Net assets at beginning of year	2,483,064	2,331,848	4,158,468	6,095,282

Net assets at end of year	$1,575,033	$2,483,064	$3,712,550	$4,158,468

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F23 Sub-Account		FE3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$84,560	$89,147	$19,661	$54,349
Net realized gains (losses)	629,134	305,740	176,739	147,165
Net change in unrealized appreciation/ depreciation	(467,725)	(1,041,984)	(154,577)	(227,990)

Increase (decrease) in net assets from operations	245,969	(647,097)	41,823	(26,476)

Contract Owner Transactions:
Purchase payments received	274,192	425,530	191,390	212,713
Transfers between Sub-Accounts (including the Fixed Account), net	(307,087)	(863,389)	1,341,212	5,879
Withdrawals, surrenders, annuitizations and contract charges	(357,691)	(158,629)	(425,000)	(63,714)
Mortality and expense risk charges	(13,985)	(46,034)	(6,695)	(4,357)
Charges for life insurance protection and monthly administration charge	(241,805)	(307,599)	(67,535)	(89,048)

Net increase (decrease) from contract owner transactions	(646,376)	(950,121)	1,033,372	61,473

Total increase (decrease) in net assets	(400,407)	(1,597,218)	1,075,195	34,997

Net assets at beginning of year	6,705,214	8,302,432	1,876,277	1,841,280

Net assets at end of year	$6,304,807	$6,705,214	$2,951,472	$1,876,277

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	T20 Sub-Account		FE6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$172,183	$142,431	$6,656	$6,119
Net realized gains (losses)	626,701	190,657	647	713
Net change in unrealized appreciation/ depreciation	(1,071,239)	(1,166,802)	(21,952)	(723)

Increase (decrease) in net assets from operations	(272,355)	(833,714)	(14,649)	6,109

Contract Owner Transactions:
Purchase payments received	309,417	436,866	14,805	13,763
Transfers between Sub-Accounts (including the Fixed Account), net	(1,157,089)	(228,588)	(10)	—
Withdrawals, surrenders, annuitizations and contract charges	(378,184)	(304,628)	708	(13)
Mortality and expense risk charges	(9,200)	(36,529)	(529)	(529)
Charges for life insurance protection and monthly administration charge	(228,167)	(407,120)	(4,199)	(4,575)

Net increase (decrease) from contract owner transactions	(1,463,223)	(539,999)	10,775	8,646

Total increase (decrease) in net assets	(1,735,578)	(1,373,713)	(3,874)	14,755

Net assets at beginning of year	6,665,744	8,039,457	229,865	215,110

Net assets at end of year	$4,930,166	$6,665,744	$225,991	$229,865

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F56 Sub-Account		F59 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$47,103	$27,415	$33,751	$37,132
Net realized gains (losses)	33,923	(5,532)	33,575	3,324
Net change in unrealized appreciation/ depreciation	(190,239)	(76,401)	(107,451)	(9,574)

Increase (decrease) in net assets from operations	(109,213)	(54,518)	(40,125)	30,882

Contract Owner Transactions:
Purchase payments received	104,129	121,927	41,535	57,183
Transfers between Sub-Accounts (including the Fixed Account), net	(119,894)	2,218	37,429	53,036
Withdrawals, surrenders, annuitizations and contract charges	(291,980)	(16,674)	(304,231)	2,210
Mortality and expense risk charges	(4,607)	(10,351)	(1,464)	(1,295)
Charges for life insurance protection and monthly administration charge	(83,156)	(105,045)	(25,737)	(35,159)

Net increase (decrease) from contract owner transactions	(395,508)	(7,925)	(252,468)	75,975

Total increase (decrease) in net assets	(504,721)	(62,443)	(292,593)	106,857

Net assets at beginning of year	1,976,803	2,039,246	816,171	709,314

Net assets at end of year	$1,472,082	$1,976,803	$523,578	$816,171

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F54 Sub-Account		F53 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$62,406	$45,055	$10,407	$10,239
Net realized gains (losses)	344,195	69,549	340,070	182,057
Net change in unrealized appreciation/ depreciation	(491,145)	38,612	(462,899)	(181,306)

Increase (decrease) in net assets from operations	(84,544)	153,216	(112,422)	10,990

Contract Owner Transactions:
Purchase payments received	65,472	80,949	58,085	68,708
Transfers between Sub-Accounts (including the Fixed Account), net	(647,590)	43,719	(296,266)	35,322
Withdrawals, surrenders, annuitizations and contract charges	(221,420)	(75,741)	(47,433)	(72,593)
Mortality and expense risk charges	(3,786)	(5,110)	(3,165)	(3,464)
Charges for life insurance protection and monthly administration charge	(48,181)	(62,234)	(36,690)	(45,854)

Net increase (decrease) from contract owner transactions	(855,505)	(18,417)	(325,469)	(17,881)

Total increase (decrease) in net assets	(940,049)	134,799	(437,891)	(6,891)

Net assets at beginning of year	2,262,365	2,127,566	1,712,130	1,719,021

Net assets at end of year	$1,322,316	$2,262,365	$1,274,239	$1,712,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	T28 Sub-Account		T29 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$108,805	$97,530	$1	$1
Net realized gains (losses)	(96,550)	27,795	—	—
Net change in unrealized appreciation/ depreciation	(69,699)	(98,353)	1	—

Increase (decrease) in net assets from operations	(57,444)	26,972	2	1

Contract Owner Transactions:
Purchase payments received	93,910	70,190	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(475,466)	197,091	—	—
Withdrawals, surrenders, annuitizations and contract charges	(106,072)	(10,162)	(1)	—
Mortality and expense risk charges	(3,286)	(3,611)	—	—
Charges for life insurance protection and monthly administration charge	(58,159)	(61,263)	(7)	(7)

Net increase (decrease) from contract owner transactions	(549,073)	192,245	(8)	(7)

Total increase (decrease) in net assets	(606,517)	219,217	(6)	(6)

Net assets at beginning of year	1,754,026	1,534,809	42	48

Net assets at end of year	$1,147,509	$1,754,026	$36	$42

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	G30 Sub-Account		G32 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$2,277	$2,920	$1,341	$3,419
Net realized gains (losses)	26,557	53,618	29,345	81,631
Net change in unrealized appreciation/ depreciation	(39,111)	(30,039)	(66,643)	(40,927)

Increase (decrease) in net assets from operations	(10,277)	26,499	(35,957)	44,123

Contract Owner Transactions:
Purchase payments received	5,007	5,014	8,025	48
Transfers between Sub-Accounts (including the Fixed Account), net	2,365	(4,183)	34,757	(23,408)
Withdrawals, surrenders, annuitizations and contract charges	108	(33,792)	(5,581)	(1,070)
Mortality and expense risk charges	(6)	(745)	(274)	(1,668)
Charges for life insurance protection and monthly administration charge	(9,627)	(9,420)	(5,931)	(10,203)

Net increase (decrease) from contract owner transactions	(2,153)	(43,126)	30,996	(36,301)

Total increase (decrease) in net assets	(12,430)	(16,627)	(4,961)	7,822

Net assets at beginning of year	214,274	230,901	351,464	343,642

Net assets at end of year	$201,844	$214,274	$346,503	$351,464

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	521 Sub-Account		G33 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(197)	$2,017	$4,882	$13,920
Net realized gains (losses)	45,481	43,452	9,573	8,013
Net change in unrealized appreciation/ depreciation	(50,751)	(27,738)	(11,480)	(50,493)

Increase (decrease) in net assets from operations	(5,467)	17,731	2,975	(28,560)

Contract Owner Transactions:
Purchase payments received	11,368	10,302	18,664	17,287
Transfers between Sub-Accounts (including the Fixed Account), net	(17,314)	243	3,124	9,240
Withdrawals, surrenders, annuitizations and contract charges	(15,789)	(58)	(2,575)	(78)
Mortality and expense risk charges	(23)	(864)	(16)	(1,269)
Charges for life insurance protection and monthly administration charge	(16,221)	(14,309)	(26,717)	(27,180)

Net increase (decrease) from contract owner transactions	(37,979)	(4,686)	(7,520)	(2,000)

Total increase (decrease) in net assets	(43,446)	13,045	(4,545)	(30,560)

Net assets at beginning of year	268,872	255,827	350,063	380,623

Net assets at end of year	$225,426	$268,872	$345,518	$350,063

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	G31 Sub-Account		V15 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$54,215	$60,269	$(572)	$355
Net realized gains (losses)	623,623	376,031	69,953	37,614
Net change in unrealized appreciation/ depreciation	(684,864)	202,956	(34,057)	41,088

Increase (decrease) in net assets from operations	(7,026)	639,256	35,324	79,057

Contract Owner Transactions:
Purchase payments received	193,105	163,576	36,630	41,877
Transfers between Sub-Accounts (including the Fixed Account), net	(292,499)	(147,228)	(85,806)	85,522
Withdrawals, surrenders, annuitizations and contract charges	(258,852)	(49,092)	(58,780)	(56,145)
Mortality and expense risk charges	(9,196)	(18,025)	(622)	(2,795)
Charges for life insurance protection and monthly administration charge	(143,491)	(161,313)	(50,880)	(52,764)

Net increase (decrease) from contract owner transactions	(510,933)	(212,082)	(159,458)	15,695

Total increase (decrease) in net assets	(517,959)	427,174	(124,134)	94,752

Net assets at beginning of year	4,487,858	4,060,684	964,431	869,679

Net assets at end of year	$3,969,899	$4,487,858	$840,297	$964,431

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	V35 Sub-Account		V13 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(17)	$1,579	$4,462	$5,918
Net realized gains (losses)	140,454	92,191	97,204	137,748
Net change in unrealized appreciation/ depreciation	(219,013)	(19,597)	(140,121)	(77,197)

Increase (decrease) in net assets from operations	(78,576)	74,173	(38,455)	66,469

Contract Owner Transactions:
Purchase payments received	33,078	14,516	31,216	23,436
Transfers between Sub-Accounts (including the Fixed Account), net	(407,890)	(22,817)	(282,254)	(304,875)
Withdrawals, surrenders, annuitizations and contract charges	(17,172)	(2,650)	10,996	(9,705)
Mortality and expense risk charges	(695)	(588)	(541)	(913)
Charges for life insurance protection and monthly administration charge	(36,133)	(71,465)	(11,686)	(24,677)

Net increase (decrease) from contract owner transactions	(428,812)	(83,004)	(252,269)	(316,734)

Total increase (decrease) in net assets	(507,388)	(8,831)	(290,724)	(250,265)

Net assets at beginning of year	816,569	825,400	556,543	806,808

Net assets at end of year	$309,181	$816,569	$265,819	$556,543

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A39 Sub-Account		V11 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$12,412	$9,606	$12,540	$15,801
Net realized gains (losses)	163,100	51,943	113,411	65,695
Net change in unrealized appreciation/ depreciation	(243,072)	26,465	(133,429)	(20,455)

Increase (decrease) in net assets from operations	(67,560)	88,014	(7,478)	61,041

Contract Owner Transactions:
Purchase payments received	46,418	57,237	63,081	73,276
Transfers between Sub-Accounts (including the Fixed Account), net	(6,461)	(45,789)	(519,384)	336,747
Withdrawals, surrenders, annuitizations and contract charges	(81,305)	(24,179)	(144,466)	(127)
Mortality and expense risk charges	(1,342)	(2,896)	(3,990)	(1,209)
Charges for life insurance protection and monthly administration charge	(37,325)	(39,972)	(30,351)	(56,778)

Net increase (decrease) from contract owner transactions	(80,015)	(55,599)	(635,110)	351,909

Total increase (decrease) in net assets	(147,575)	32,415	(642,588)	412,950

Net assets at beginning of year	1,145,452	1,113,037	1,023,616	610,666

Net assets at end of year	$997,877	$1,145,452	$381,028	$1,023,616

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	IB1 Sub-Account		A21 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$50,076	$29,839	$126,067	$118,480
Net realized gains (losses)	333,645	252,467	273,856	123,981
Net change in unrealized appreciation/ depreciation	(444,169)	(97,080)	(663,426)	(233,067)

Increase (decrease) in net assets from operations	(60,448)	185,226	(263,503)	9,394

Contract Owner Transactions:
Purchase payments received	85,107	85,627	353,833	260,369
Transfers between Sub-Accounts (including the Fixed Account), net	(231,008)	97,019	938,343	1,033,060
Withdrawals, surrenders, annuitizations and contract charges	(22,762)	(4,417)	(275,314)	(86,560)
Mortality and expense risk charges	(3,796)	—	(25,350)	(36,350)
Charges for life insurance protection and monthly administration charge	(52,119)	(73,368)	(332,692)	(241,940)

Net increase (decrease) from contract owner transactions	(224,578)	104,861	658,820	928,579

Total increase (decrease) in net assets	(285,026)	290,087	395,317	937,973

Net assets at beginning of year	1,941,655	1,651,568	7,353,127	6,415,154

Net assets at end of year	$1,656,629	$1,941,655	$7,748,444	$7,353,127

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	I84 Sub-Account		I76 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	60,999	2,860	38,559	24,099
Net change in unrealized appreciation/ depreciation	(59,752)	12,680	(49,065)	(20,373)

Increase (decrease) in net assets from operations	1,247	15,540	(10,506)	3,726

Contract Owner Transactions:
Purchase payments received	1,435	—	931	2
Transfers between Sub-Accounts (including the Fixed Account), net	(5)	29,406	9,446	(13,380)
Withdrawals, surrenders, annuitizations and contract charges	(778)	(837)	(306)	(5,260)
Mortality and expense risk charges	(305)	(1,073)	(177)	(748)
Charges for life insurance protection and monthly administration charge	(3,510)	(3,242)	(4,343)	(4,212)

Net increase (decrease) from contract owner transactions	(3,163)	24,254	5,551	(23,598)

Total increase (decrease) in net assets	(1,916)	39,794	(4,955)	(19,872)

Net assets at beginning of year	204,934	165,140	177,904	197,776

Net assets at end of year	$203,018	$204,934	$172,949	$177,904

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MB0 Sub-Account		MB1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$15,330	$25,397
Net realized gains (losses)	119,615	94,499	19,772	121,748
Net change in unrealized appreciation/ depreciation	(160,027)	(14,691)	(60,732)	(195,629)

Increase (decrease) in net assets from operations	(40,412)	79,808	(25,630)	(48,484)

Contract Owner Transactions:
Purchase payments received	46,970	43,485	42,564	84,343
Transfers between Sub-Accounts (including the Fixed Account), net	(36,176)	36,167	(9,272)	(381,354)
Withdrawals, surrenders, annuitizations and contract charges	(64,279)	(43,055)	(147,914)	(32,001)
Mortality and expense risk charges	(1,976)	(932)	(2,767)	(2,146)
Charges for life insurance protection and monthly administration charge	(23,900)	(40,289)	(25,240)	(54,143)

Net increase (decrease) from contract owner transactions	(79,361)	(4,624)	(142,629)	(385,301)

Total increase (decrease) in net assets	(119,773)	75,184	(168,259)	(433,785)

Net assets at beginning of year	721,855	646,671	1,029,389	1,463,174

Net assets at end of year	$602,082	$721,855	$861,130	$1,029,389

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MB5 Sub-Account		MA9 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$300	$475	$6,966	$7,168
Net realized gains (losses)	302,070	182,853	93,030	111,747
Net change in unrealized appreciation/ depreciation	(211,195)	(69,887)	(99,713)	(59,907)

Increase (decrease) in net assets from operations	91,175	113,441	283	59,008

Contract Owner Transactions:
Purchase payments received	43,804	67,070	37,449	64,792
Transfers between Sub-Accounts (including the Fixed Account), net	(98,038)	(5,518)	4,948	(5,191)
Withdrawals, surrenders, annuitizations and contract charges	(160,327)	(25,104)	(153,640)	(26,784)
Mortality and expense risk charges	(1,196)	(1,108)	(1,037)	(1,051)
Charges for life insurance protection and monthly administration charge	(33,025)	(48,698)	(19,566)	(39,709)

Net increase (decrease) from contract owner transactions	(248,782)	(13,358)	(131,846)	(7,943)

Total increase (decrease) in net assets	(157,607)	100,083	(131,563)	51,065

Net assets at beginning of year	1,193,017	1,092,934	634,667	583,602

Net assets at end of year	$1,035,410	$1,193,017	$503,104	$634,667

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M07 Sub-Account		M35 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$83,063	$62,620	$5,929	$3,773
Net realized gains (losses)	149,440	120,003	12,608	7,625
Net change in unrealized appreciation/ depreciation	(243,329)	94,269	(20,167)	6,080

Increase (decrease) in net assets from operations	(10,826)	276,892	(1,630)	17,478

Contract Owner Transactions:
Purchase payments received	111,904	123,577	34,316	30,363
Transfers between Sub-Accounts (including the Fixed Account), net	(68,482)	18,812	(34,963)	9,628
Withdrawals, surrenders, annuitizations and contract charges	(201,545)	(191,829)	(10,195)	(8,294)
Mortality and expense risk charges	(3,599)	(13,331)	(833)	(646)
Charges for life insurance protection and monthly administration charge	(153,502)	(176,594)	(7,977)	(9,820)

Net increase (decrease) from contract owner transactions	(315,224)	(239,365)	(19,652)	21,231

Total increase (decrease) in net assets	(326,050)	37,527	(21,282)	38,709

Net assets at beginning of year	3,422,281	3,384,754	249,255	210,546

Net assets at end of year	$3,096,231	$3,422,281	$227,973	$249,255

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M31 Sub-Account		MF1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$560	$515	$(1,795)	$—
Net realized gains (losses)	47,110	60,531	597,918	588,949
Net change in unrealized appreciation/ depreciation	(7,303)	(16,337)	(372,748)	(191,164)

Increase (decrease) in net assets from operations	40,367	44,709	223,375	397,785

Contract Owner Transactions:
Purchase payments received	38,840	16,240	146,125	130,026
Transfers between Sub-Accounts (including the Fixed Account), net	465,604	20,338	(115,772)	2,055
Withdrawals, surrenders, annuitizations and contract charges	(7,685)	(58,780)	(84,783)	(106,980)
Mortality and expense risk charges	(1,337)	(1,511)	(7,316)	(12,612)
Charges for life insurance protection and monthly administration charge	(35,046)	(29,025)	(157,146)	(146,958)

Net increase (decrease) from contract owner transactions	460,376	(52,738)	(218,892)	(134,469)

Total increase (decrease) in net assets	500,743	(8,029)	4,483	263,316

Net assets at beginning of year	535,047	543,076	4,806,727	4,543,411

Net assets at end of year	$1,035,790	$535,047	$4,811,210	$4,806,727

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M05 Sub-Account		M06 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(529)	$—	$250,165	$216,281
Net realized gains (losses)	(58,388)	696,713	(11,413)	(4,399)
Net change in unrealized appreciation/ depreciation	(16,552)	(739,456)	(262,469)	205,324

Increase (decrease) in net assets from operations	(75,469)	(42,743)	(23,717)	417,206

Contract Owner Transactions:
Purchase payments received	161,644	105,128	350,477	495,012
Transfers between Sub-Accounts (including the Fixed Account), net	(131,842)	2,327,350	1,334,675	151,802
Withdrawals, surrenders, annuitizations and contract charges	(37,971)	(20,070)	(666,809)	(299,712)
Mortality and expense risk charges	(6,330)	(7,555)	(16,919)	(25,083)
Charges for life insurance protection and monthly administration charge	(124,502)	(68,152)	(303,010)	(343,318)

Net increase (decrease) from contract owner transactions	(139,001)	2,336,701	698,414	(21,299)

Total increase (decrease) in net assets	(214,470)	2,293,958	674,697	395,907

Net assets at beginning of year	3,225,277	931,319	7,561,193	7,165,286

Net assets at end of year	$3,010,807	$3,225,277	$8,235,890	$7,561,193

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M33 Sub-Account		M44 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$34,128	$37,483	$80,942	$42,881
Net realized gains (losses)	461,376	531,945	111,294	73,947
Net change in unrealized appreciation/ depreciation	(455,698)	(110,676)	(484,426)	(80,123)

Increase (decrease) in net assets from operations	39,806	458,752	(292,190)	36,705

Contract Owner Transactions:
Purchase payments received	211,749	202,498	94,713	44,066
Transfers between Sub-Accounts (including the Fixed Account), net	(45,708)	(292,132)	(40,628)	2,054,794
Withdrawals, surrenders, annuitizations and contract charges	(242,216)	(295,134)	(54,580)	(8,510)
Mortality and expense risk charges	(8,263)	(16,827)	(3,536)	(3,505)
Charges for life insurance protection and monthly administration charge	(135,173)	(167,685)	(76,699)	(35,676)

Net increase (decrease) from contract owner transactions	(219,611)	(569,280)	(80,730)	2,051,169

Total increase (decrease) in net assets	(179,805)	(110,528)	(372,920)	2,087,874

Net assets at beginning of year	4,653,169	4,763,697	2,087,874	—

Net assets at end of year	$4,473,364	$4,653,169	$1,714,954	$2,087,874

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M40 Sub-Account		M83 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$9,397	$6,188	$141,897	$92,360
Net realized gains (losses)	(12,074)	11,132	617,223	292,556
Net change in unrealized appreciation/ depreciation	(34,448)	(13,331)	(797,725)	174,640

Increase (decrease) in net assets from operations	(37,125)	3,989	(38,605)	559,556

Contract Owner Transactions:
Purchase payments received	34,325	20,540	339,651	307,195
Transfers between Sub-Accounts (including the Fixed Account), net	(76,744)	338,339	(256,556)	1,993,235
Withdrawals, surrenders, annuitizations and contract charges	(44,225)	(35,648)	(240,277)	(15,257)
Mortality and expense risk charges	(985)	(250)	(19,719)	(22,139)
Charges for life insurance protection and monthly administration charge	(18,076)	(12,020)	(291,928)	(301,926)

Net increase (decrease) from contract owner transactions	(105,705)	310,961	(468,829)	1,961,108

Total increase (decrease) in net assets	(142,830)	314,950	(507,434)	2,520,664

Net assets at beginning of year	314,950	—	6,382,397	3,861,733

Net assets at end of year	$172,120	$314,950	$5,874,963	$6,382,397

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$53,911	$34,977	$32,218	$29,649
Net realized gains (losses)	152,425	82,696	314,021	56,974
Net change in unrealized appreciation/ depreciation	(232,826)	79,750	(329,514)	127,723

Increase (decrease) in net assets from operations	(26,490)	197,423	16,725	214,346

Contract Owner Transactions:
Purchase payments received	135,215	76,172	92,457	64,622
Transfers between Sub-Accounts (including the Fixed Account), net	398,368	2,583,281	(213,836)	688,747
Withdrawals, surrenders, annuitizations and contract charges	(271,494)	(8,746)	(78,906)	(27,198)
Mortality and expense risk charges	(6,352)	(2,505)	(2,859)	(6,789)
Charges for life insurance protection and monthly administration charge	(93,146)	(38,550)	(86,104)	(72,391)

Net increase (decrease) from contract owner transactions	162,591	2,609,652	(289,248)	646,991

Total increase (decrease) in net assets	136,101	2,807,075	(272,523)	861,337

Net assets at beginning of year	2,807,075	—	2,374,899	1,513,562

Net assets at end of year	$2,943,176	$2,807,075	$2,102,376	$2,374,899

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA0 Sub-Account		MA1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$29,461	$31,453	$10,157	$7,019
Net realized gains (losses)	(4,798)	204	(46,954)	(43,626)
Net change in unrealized appreciation/ depreciation	(27,315)	13,370	(226,792)	(82,674)

Increase (decrease) in net assets from operations	(2,652)	45,027	(263,589)	(119,281)

Contract Owner Transactions:
Purchase payments received	36,254	40,100	70,974	96,389
Transfers between Sub-Accounts (including the Fixed Account), net	(106,563)	101,553	977,072	57,859
Withdrawals, surrenders, annuitizations and contract charges	(12,404)	(27,857)	(84,128)	(94,995)
Mortality and expense risk charges	(1,327)	(1,944)	(6,093)	(3,367)
Charges for life insurance protection and monthly administration charge	(27,179)	(38,470)	(37,914)	(52,409)

Net increase (decrease) from contract owner transactions	(111,219)	73,382	919,911	3,477

Total increase (decrease) in net assets	(113,871)	118,409	656,322	(115,804)

Net assets at beginning of year	917,905	799,496	1,579,362	1,695,166

Net assets at end of year	$804,034	$917,905	$2,235,684	$1,579,362

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M92 Sub-Account		M96 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,926	$1,067	$73,616	$69,652
Net realized gains (losses)	795	688	(23,833)	1,853
Net change in unrealized appreciation/ depreciation	(3,665)	(129)	(38,826)	45,301

Increase (decrease) in net assets from operations	(944)	1,626	10,957	116,806

Contract Owner Transactions:
Purchase payments received	2,544	4,591	161,127	132,256
Transfers between Sub-Accounts (including the Fixed Account), net	(158)	(51)	533,371	724,053
Withdrawals, surrenders, annuitizations and contract charges	(49)	(3,932)	(158,436)	(66,051)
Mortality and expense risk charges	(62)	(66)	(9,285)	(12,955)
Charges for life insurance protection and monthly administration charge	(1,738)	(2,223)	(158,502)	(128,003)

Net increase (decrease) from contract owner transactions	537	(1,681)	368,275	649,300

Total increase (decrease) in net assets	(407)	(55)	379,232	766,106

Net assets at beginning of year	37,041	37,096	2,862,192	2,096,086

Net assets at end of year	$36,634	$37,041	$3,241,424	$2,862,192

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$15,992	$15,271	$365,551	$308,945
Net realized gains (losses)	(23,055)	(3,562)	39,264	59,864
Net change in unrealized appreciation/ depreciation	11,730	20,230	(619,109)	(213,386)

Increase (decrease) in net assets from operations	4,667	31,939	(214,294)	155,423

Contract Owner Transactions:
Purchase payments received	52,600	63,466	277,538	265,426
Transfers between Sub-Accounts (including the Fixed Account), net	(365,559)	22,449	90,476	76,843
Withdrawals, surrenders, annuitizations and contract charges	(107,456)	(1,641)	(333,464)	(164,151)
Mortality and expense risk charges	(1,281)	(1,724)	(9,916)	(22,731)
Charges for life insurance protection and monthly administration charge	(25,834)	(30,763)	(255,349)	(295,611)

Net increase (decrease) from contract owner transactions	(447,530)	51,787	(230,715)	(140,224)

Total increase (decrease) in net assets	(442,863)	83,726	(445,009)	15,199

Net assets at beginning of year	719,582	635,856	5,466,390	5,451,191

Net assets at end of year	$276,719	$719,582	$5,021,381	$5,466,390

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M97 Sub-Account		MD5 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$10,322	$6,813	$7,075	$3,124
Net realized gains (losses)	53,642	80,964	32,576	33,558
Net change in unrealized appreciation/ depreciation	(56,134)	(126,537)	(38,279)	(62,147)

Increase (decrease) in net assets from operations	7,830	(38,760)	1,372	(25,465)

Contract Owner Transactions:
Purchase payments received	10,861	12,541	56,220	40,803
Transfers between Sub-Accounts (including the Fixed Account), net	(84,340)	(206,962)	(112,704)	(17,352)
Withdrawals, surrenders, annuitizations and contract charges	2,300	(2,281)	(11,639)	(12,678)
Mortality and expense risk charges	(2,292)	(4,194)	(1,432)	(1,465)
Charges for life insurance protection and monthly administration charge	(13,139)	(20,360)	(11,019)	(17,005)

Net increase (decrease) from contract owner transactions	(86,610)	(221,256)	(80,574)	(7,697)

Total increase (decrease) in net assets	(78,780)	(260,016)	(79,202)	(33,162)

Net assets at beginning of year	711,244	971,260	463,284	496,446

Net assets at end of year	$632,464	$711,244	$384,082	$463,284

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MD6 Sub-Account		MD8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$7,000	$10,910	$(3,863)	$—
Net realized gains (losses)	277,927	477,814	1	—
Net change in unrealized appreciation/ depreciation	(272,748)	(263,649)	—	—

Increase (decrease) in net assets from operations	12,179	225,075	(3,862)	—

Contract Owner Transactions:
Purchase payments received	87,904	116,269	754,788	1,234,035
Transfers between Sub-Accounts (including the Fixed Account), net	(280,265)	(645,443)	4,680,109	(2,280,616)
Withdrawals, surrenders, annuitizations and contract charges	(66,248)	(68,210)	(1,563,126)	(907,577)
Mortality and expense risk charges	(2,574)	(7,870)	(35,130)	(25,274)
Charges for life insurance protection and monthly administration charge	(107,787)	(146,098)	(436,398)	(539,169)

Net increase (decrease) from contract owner transactions	(368,970)	(751,352)	3,400,243	(2,518,601)

Total increase (decrease) in net assets	(356,791)	(526,277)	3,396,381	(2,518,601)

Net assets at beginning of year	2,103,194	2,629,471	6,161,030	8,679,631

Net assets at end of year	$1,746,403	$2,103,194	$9,557,411	$6,161,030

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	NWD Sub-Account		ME3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$4,601	$4,108
Net realized gains (losses)	—	590,658	(8,173)	80,451
Net change in unrealized appreciation/ depreciation	—	(826,044)	(3,232)	(103,056)

Increase (decrease) in net assets from operations	—	(235,386)	(6,804)	(18,497)

Contract Owner Transactions:
Purchase payments received	—	44,695	31,061	34,755
Transfers between Sub-Accounts (including the Fixed Account), net	—	(2,518,577)	3,966	(2,131,972)
Withdrawals, surrenders, annuitizations and contract charges	—	(2,059)	(66,750)	(23,657)
Mortality and expense risk charges	—	(5,610)	(552)	(3,123)
Charges for life insurance protection and monthly administration charge	—	(72,657)	(15,526)	(27,295)

Net increase (decrease) from contract owner transactions	—	(2,554,208)	(47,801)	(2,151,292)

Total increase (decrease) in net assets	—	(2,789,594)	(54,605)	(2,169,789)

Net assets at beginning of year	—	2,789,594	235,617	2,405,406

Net assets at end of year	$—	$—	$181,012	$235,617

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	UTS Sub-Account		MFE Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$114,765	$—	$13,678
Net realized gains (losses)	—	456,274	—	46,067
Net change in unrealized appreciation/ depreciation	—	(362,849)	—	(28,507)

Increase (decrease) in net assets from operations	—	208,190	—	31,238

Contract Owner Transactions:
Purchase payments received	—	52,213	—	19,668
Transfers between Sub-Accounts (including the Fixed Account), net	—	(2,112,996)	—	(312,276)
Withdrawals, surrenders, annuitizations and contract charges	—	(12,812)	—	(2,093)
Mortality and expense risk charges	—	(4,285)	—	(376)
Charges for life insurance protection and monthly administration charge	—	(53,727)	—	(12,281)

Net increase (decrease) from contract owner transactions	—	(2,131,607)	—	(307,358)

Total increase (decrease) in net assets	—	(1,923,417)	—	(276,120)

Net assets at beginning of year	—	1,923,417	—	276,120

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MVS Sub-Account		MV1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$64,227	$—	$77,361
Net realized gains (losses)	—	414,312	—	540,974
Net change in unrealized appreciation/ depreciation	—	(429,222)	—	(556,039)

Increase (decrease) in net assets from operations	—	49,317	—	62,296

Contract Owner Transactions:
Purchase payments received	—	29,311	—	60,728
Transfers between Sub-Accounts (including the Fixed Account), net	—	(2,051,644)	—	(2,514,586)
Withdrawals, surrenders, annuitizations and contract charges	—	(3,753)	—	(193,527)
Mortality and expense risk charges	—	(5,621)	—	(3,696)
Charges for life insurance protection and monthly administration charge	—	(43,992)	—	(59,675)

Net increase (decrease) from contract owner transactions	—	(2,075,699)	—	(2,710,756)

Total increase (decrease) in net assets	—	(2,026,382)	—	(2,648,460)

Net assets at beginning of year	—	2,026,382	—	2,648,460

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MB8 Sub-Account		MF4 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$21,671	$40,618	$89,203	$73,788
Net realized gains (losses)	905,980	1,153,087	66,001	121,688
Net change in unrealized appreciation/ depreciation	(1,075,727)	(899,833)	(157,245)	(9,274)

Increase (decrease) in net assets from operations	(148,076)	293,872	(2,041)	186,202

Contract Owner Transactions:
Purchase payments received	258,324	241,354	98,974	147,169
Transfers between Sub-Accounts (including the Fixed Account), net	(936,944)	(232,122)	(33,552)	(43,804)
Withdrawals, surrenders, annuitizations and contract charges	(72,982)	(78,276)	(434,468)	(1,323,877)
Mortality and expense risk charges	(7,277)	(2,551)	(5,477)	(6,296)
Charges for life insurance protection and monthly administration charge	(169,741)	(229,761)	(64,799)	(230,948)

Net increase (decrease) from contract owner transactions	(928,620)	(301,356)	(439,322)	(1,457,756)

Total increase (decrease) in net assets	(1,076,696)	(7,484)	(441,363)	(1,271,554)

Net assets at beginning of year	4,358,510	4,365,994	2,861,354	4,132,908

Net assets at end of year	$3,281,814	$4,358,510	$2,419,991	$2,861,354

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MF6 Sub-Account		MF8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$182,144	$102,577	$109,012	$38,672
Net realized gains (losses)	164,896	(91,881)	114,440	62,923
Net change in unrealized appreciation/ depreciation	(322,143)	621,004	(217,737)	16,467

Increase (decrease) in net assets from operations	24,897	631,700	5,715	118,062

Contract Owner Transactions:
Purchase payments received	208,752	221,047	319,659	231,244
Transfers between Sub-Accounts (including the Fixed Account), net	(12,577)	76,459	(22,207)	36,371
Withdrawals, surrenders, annuitizations and contract charges	(345,249)	(140,774)	(137,599)	(180,117)
Mortality and expense risk charges	(11,870)	(2,510)	(5,143)	(5,191)
Charges for life insurance protection and monthly administration charge	(142,070)	(176,146)	(101,173)	(144,076)

Net increase (decrease) from contract owner transactions	(303,014)	(21,924)	53,537	(61,769)

Total increase (decrease) in net assets	(278,117)	609,776	59,252	56,293

Net assets at beginning of year	4,620,205	4,010,429	2,231,592	2,175,299

Net assets at end of year	$4,342,088	$4,620,205	$2,290,844	$2,231,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MG0 Sub-Account		MF2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$11,235	$13,764	$95,451	$87,775
Net realized gains (losses)	(32,953)	(14,650)	2,194	37,558
Net change in unrealized appreciation/ depreciation	(53,131)	60,784	(66,155)	(69,815)

Increase (decrease) in net assets from operations	(74,849)	59,898	31,490	55,518

Contract Owner Transactions:
Purchase payments received	39,486	87,171	310,858	324,308
Transfers between Sub-Accounts (including the Fixed Account), net	38,748	(48,080)	369,847	94,353
Withdrawals, surrenders, annuitizations and contract charges	(77,811)	(35,606)	(346,613)	(182,280)
Mortality and expense risk charges	(3,593)	(1,916)	(15,115)	(2,824)
Charges for life insurance protection and monthly administration charge	(72,376)	(78,814)	(273,310)	(324,557)

Net increase (decrease) from contract owner transactions	(75,546)	(77,245)	45,667	(91,000)

Total increase (decrease) in net assets	(150,395)	(17,347)	77,157	(35,482)

Net assets at beginning of year	1,453,977	1,471,324	6,783,160	6,818,642

Net assets at end of year	$1,303,582	$1,453,977	$6,860,317	$6,783,160

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MG3 Sub-Account		MG5 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$45,102	$55,598	$216,173	$68,672
Net realized gains (losses)	855,578	1,004,041	176,445	71,366
Net change in unrealized appreciation/ depreciation	(1,015,944)	(475,071)	(395,038)	76,642

Increase (decrease) in net assets from operations	(115,264)	584,568	(2,420)	216,680

Contract Owner Transactions:
Purchase payments received	242,399	219,611	254,077	317,460
Transfers between Sub-Accounts (including the Fixed Account), net	(355,037)	(225,955)	1,047,463	143,481
Withdrawals, surrenders, annuitizations and contract charges	(376,900)	(310,187)	(390,854)	(265,357)
Mortality and expense risk charges	(10,814)	(2,344)	(10,554)	(4,867)
Charges for life insurance protection and monthly administration charge	(140,567)	(233,197)	(151,329)	(144,523)

Net increase (decrease) from contract owner transactions	(640,919)	(552,072)	748,803	46,194

Total increase (decrease) in net assets	(756,183)	32,496	746,383	262,874

Net assets at beginning of year	5,873,691	5,841,195	4,439,273	4,176,399

Net assets at end of year	$5,117,508	$5,873,691	$5,185,656	$4,439,273

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	ME0 Sub-Account		V43 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$4,588	$3,767	$—	$—
Net realized gains (losses)	66,144	148,349	29,185	169,381
Net change in unrealized appreciation/ depreciation	(105,679)	(127,785)	(104,247)	(142,257)

Increase (decrease) in net assets from operations	(34,947)	24,331	(75,062)	27,124

Contract Owner Transactions:
Purchase payments received	52,140	46,186	59,741	54,904
Transfers between Sub-Accounts (including the Fixed Account), net	541,401	(295,087)	(612,070)	(39,068)
Withdrawals, surrenders, annuitizations and contract charges	(136,533)	(8,397)	(94,599)	(4,182)
Mortality and expense risk charges	(1,620)	(1,580)	(2,123)	(2,383)
Charges for life insurance protection and monthly administration charge	(12,228)	(22,859)	(29,744)	(34,466)

Net increase (decrease) from contract owner transactions	443,160	(281,737)	(678,795)	(25,195)

Total increase (decrease) in net assets	408,213	(257,406)	(753,857)	1,929

Net assets at beginning of year	728,417	985,823	1,117,593	1,115,664

Net assets at end of year	$1,136,630	$728,417	$363,736	$1,117,593

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	O01 Sub-Account		O19 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$822	$3,626	$—	$58
Net realized gains (losses)	195,339	63,851	12,834	2,364
Net change in unrealized appreciation/ depreciation	(165,745)	52,252	(10,831)	2,320

Increase (decrease) in net assets from operations	30,416	119,729	2,003	4,742

Contract Owner Transactions:
Purchase payments received	65,861	56,762	5,530	4,626
Transfers between Sub-Accounts (including the Fixed Account), net	71,121	(63,270)	19,612	3,325
Withdrawals, surrenders, annuitizations and contract charges	(13,763)	(1,262)	(3,845)	(1)
Mortality and expense risk charges	(3,667)	(4,832)	(164)	(174)
Charges for life insurance protection and monthly administration charge	(30,871)	(37,224)	(3,710)	(3,410)

Net increase (decrease) from contract owner transactions	88,681	(49,826)	17,423	4,366

Total increase (decrease) in net assets	119,097	69,903	19,426	9,108

Net assets at beginning of year	870,040	800,137	36,907	27,799

Net assets at end of year	$989,137	$870,040	$56,333	$36,907

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	O20 Sub-Account		O21 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,277	$883	$762	$620
Net realized gains (losses)	15,240	12,433	19,986	6,080
Net change in unrealized appreciation/ depreciation	(11,797)	(11,897)	(17,190)	3,991

Increase (decrease) in net assets from operations	4,720	1,419	3,558	10,691

Contract Owner Transactions:
Purchase payments received	17,691	12,413	6,846	7,087
Transfers between Sub-Accounts (including the Fixed Account), net	(59,626)	19,771	(1,123)	(2,205)
Withdrawals, surrenders, annuitizations and contract charges	(6,833)	(14,543)	(432)	(1,055)
Mortality and expense risk charges	(558)	(419)	(228)	(357)
Charges for life insurance protection and monthly administration charge	(2,512)	(3,769)	(2,985)	(3,259)

Net increase (decrease) from contract owner transactions	(51,838)	13,453	2,078	211

Total increase (decrease) in net assets	(47,118)	14,872	5,636	10,902

Net assets at beginning of year	114,931	100,059	113,346	102,444

Net assets at end of year	$67,813	$114,931	$118,982	$113,346

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$19,193	$2,043	$211,858	$218,971
Net realized gains (losses)	(79,989)	(51,353)	55,124	138,989
Net change in unrealized appreciation/ depreciation	(62,362)	(54,016)	(350,219)	(288,069)

Increase (decrease) in net assets from operations	(123,158)	(103,326)	(83,237)	69,891

Contract Owner Transactions:
Purchase payments received	51,827	68,632	236,498	255,735
Transfers between Sub-Accounts (including the Fixed Account), net	36,961	11,882	566,557	(255,841)
Withdrawals, surrenders, annuitizations and contract charges	(41,677)	(35,566)	(296,428)	(160,213)
Mortality and expense risk charges	(1,177)	(1,173)	(10,302)	(16,519)
Charges for life insurance protection and monthly administration charge	(23,486)	(31,505)	(155,975)	(198,441)

Net increase (decrease) from contract owner transactions	22,448	12,270	340,350	(375,279)

Total increase (decrease) in net assets	(100,710)	(91,056)	257,113	(305,388)

Net assets at beginning of year	441,613	532,669	3,916,543	4,221,931

Net assets at end of year	$340,903	$441,613	$4,173,656	$3,916,543

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	PK9 Sub-Account		P06 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$836	$2,608	$106,469	$42,874
Net realized gains (losses)	(3,484)	(1,252)	(64,014)	(18,049)
Net change in unrealized appreciation/ depreciation	3,910	3,251	(111,136)	81,097

Increase (decrease) in net assets from operations	1,262	4,607	(68,681)	105,922

Contract Owner Transactions:
Purchase payments received	11,002	10,068	155,607	184,362
Transfers between Sub-Accounts (including the Fixed Account), net	(5,079)	4,371	(56,851)	(337,501)
Withdrawals, surrenders, annuitizations and contract charges	(56,924)	(8,623)	(85,216)	(212,505)
Mortality and expense risk charges	(125)	(202)	(5,922)	(14,485)
Charges for life insurance protection and monthly administration charge	(3,181)	(4,928)	(160,100)	(200,271)

Net increase (decrease) from contract owner transactions	(54,307)	686	(152,482)	(580,400)

Total increase (decrease) in net assets	(53,045)	5,293	(221,163)	(474,478)

Net assets at beginning of year	98,061	92,768	2,708,489	3,182,967

Net assets at end of year	$45,016	$98,061	$2,487,326	$2,708,489

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	P07 Sub-Account		307 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$526,612	$242,267	$—	$—
Net realized gains (losses)	120,025	20,813	544,170	637,431
Net change in unrealized appreciation/ depreciation	(591,242)	193,607	69,497	(174,589)

Increase (decrease) in net assets from operations	55,395	456,687	613,667	462,842

Contract Owner Transactions:
Purchase payments received	599,269	573,681	323,551	230,861
Transfers between Sub-Accounts (including the Fixed Account), net	(414,863)	350,410	357,130	(62,087)
Withdrawals, surrenders, annuitizations and contract charges	(446,025)	(316,120)	(294,210)	(143,104)
Mortality and expense risk charges	(25,889)	(51,527)	(17,505)	(21,093)
Charges for life insurance protection and monthly administration charge	(576,437)	(645,255)	(243,505)	(250,714)

Net increase (decrease) from contract owner transactions	(863,945)	(88,811)	125,461	(246,137)

Total increase (decrease) in net assets	(808,550)	367,876	739,128	216,705

Net assets at beginning of year	11,023,887	10,656,011	5,493,022	5,276,317

Net assets at end of year	$10,215,337	$11,023,887	$6,232,150	$5,493,022

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	W42 Sub-Account
	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	54,328	29,101
Net change in unrealized appreciation/ depreciation	(61,631)	(17,857)

Increase (decrease) in net assets from operations	(7,303)	11,244

Contract Owner Transactions:
Purchase payments received	24,393	20,885
Transfers between Sub-Accounts (including the Fixed Account), net	81,385	824
Withdrawals, surrenders, annuitizations and contract charges	(891)	(739)
Mortality and expense risk charges	(877)	(551)
Charges for life insurance protection and monthly administration charge	(5,919)	(3,862)

Net increase (decrease) from contract owner transactions	98,091	16,557

Total increase (decrease) in net assets	90,788	27,801

Net assets at beginning of year	252,018	224,217

Net assets at end of year	$342,806	$252,018

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2015

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL contracts, Prime VUL contracts, Protector VUL contracts, Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date

M06	MFS VIT I Research Bond Series Initial Class	April 30, 2015
MA0	MFS VIT II Bond Portfolio S Class	April 30, 2015
FM8	Fidelity VIP Money Market Portfolio (Service Class)	May 1, 2015
AL1	AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	May 1, 2015
A70	AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	May 1, 2015
A71	AllianceBernstein VPS Growth and Income Portfolio (Class B)	May 1, 2015
A98	AllianceBernstein VPS International Value Portfolio (Class B)	May 1, 2015
C62	Columbia Variable Portfolio - Marsico 21st Century Fund Class 2	November 20, 2015

There were no Sub-Accounts held by the contract owners of the Variable Account that were closed during the current year.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
M44, M40, M08	August 11, 2014
M07, M35	August 16, 2013
M31, MF1, M05, M06, M33, M83, MD8	December 10, 2012
V15, I84	April 30, 2012
AAH	May 2, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2015. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2015 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with a stock purchase agreement executed on August 2, 2013 with the effective date of August 1, 2013. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2015.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under Accounting Standards Codification (“ASC”) 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Pronouncements Not Yet Adopted

In May 2015, FASB issued ASU No. 2015-07, “Fair Value Measurement (Topic 820)- Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” which is in connection with amendments to reporting entities that elect to measure the fair value of an investment. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Variable Account will adopt ASU 2015-07 and expects it to only result in changes to the notes of the financial statements.

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2015, the $235 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2015. There were no transfers between levels during the period.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

4. RELATED PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statement of Changes in Net Assets.

Administration charges

An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers (“Target Premium”) will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
AL1	$62,096	$32,981
A70	17,176	36,927
A71	140,866	274,102
A98	32,900	27,324
A55	1,736	3,454
A54	62,266	69,835
A51	25,185	638
308	195,609	64,684
301	140,720	142,101
304	246,626	964,738
309	47,678	731,822
306	88,252	98,245
303	411,950	570,851
302	906,348	34,378
305	1,524,452	3,085,102
300	315,747	40,904
B18	627,623	994,631
C62	162,545	203,746
D37	726,310	592,017
D55	344,735	435,509
S61	591,888	535,983
D18	1,022,863	633,057
FD7	160,124	111,766

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
F24	$735,478	$1,774,466
F29	1,010,555	764,395
F15	54,490	88,329
F14	14,919	3,960
F21	202,069	373,451
F26	1,310,771	1,786,269
FM7	2,826,406	4,150,367
F41	499,786	1,087,574
FM8	531,511	973,958
F23	873,715	1,461,285
FE3	1,885,274	633,718
T20	1,075,024	2,221,489
FE6	22,796	5,001
F56	186,027	534,457
F59	260,869	479,585
F54	305,292	960,964
F53	480,884	556,557
T28	265,851	677,224
T29	1	7
G30	34,956	10,329
G32	72,276	12,710
521	39,168	47,908
G33	37,901	40,590
G31	457,023	664,526
V15	53,129	208,438
V35	728,977	1,092,705
V13	72,560	319,631
A39	182,962	134,020
V11	216,684	790,803
IB1	406,422	320,524
A21	2,455,760	1,673,450
I84	139,341	126,419
I76	48,731	6,255
MB0	182,974	191,118
MB1	116,367	243,957
MB5	264,103	336,150
MA9	172,985	254,520
M07	291,655	364,447
M35	94,241	98,585
M31	546,192	54,112
MF1	687,205	422,285
M05	641,358	673,661

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M06	$2,106,417	$1,157,888
M33	638,596	471,729
M44	361,702	226,380
M40	77,640	157,453
M83	1,037,427	1,007,399
M08	841,169	472,726
MB6	285,203	376,094
MA0	185,608	261,825
MA1	1,194,530	264,457
M92	4,932	1,845
M96	1,489,902	1,048,168
MD2	98,777	530,316
MA6	1,115,271	981,228
M97	81,324	132,561
MD5	155,289	208,243
MD6	653,641	920,490
MD8	8,317,657	4,921,696
ME3	50,418	91,470
MB8	2,756,046	3,061,668
MF4	236,583	528,517
MF6	619,346	764,792
MF8	514,157	239,593
MG0	247,223	311,502
MF2	1,128,050	949,176
MG3	1,892,664	1,775,443
MG5	1,652,739	557,992
ME0	988,553	478,312
V43	274,129	760,985
O01	306,161	64,356
O19	37,740	9,428
O20	26,630	69,326
O21	24,594	3,933
P10	125,272	83,626
PK8	1,195,834	642,418
PK9	12,904	66,373
P06	546,072	592,353
P07	1,467,920	1,668,210
307	1,014,717	879,572
W42	159,992	9,077

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	3,288	3,588	(300)
A70	5,085	7,182	(2,097)
A71	20,624	29,568	(8,944)
A98	7,387	6,983	404
A55	110	298	(188)
A54	5,736	6,012	(276)
A51	1,394	735	659
308	5,096	2,858	2,238
301	5,471	6,268	(797)
304	855	39,477	(38,622)
309	2,125	37,243	(35,118)
306	2,230	5,127	(2,897)
303	2,487	20,200	(17,713)
302	36,957	523	36,434
305	1,859	95,742	(93,883)
300	6,442	2,810	3,632
B18	41,703	77,437	(35,734)
C62	20,080	32,695	(12,615)
D37	45,546	44,290	1,256
D55	7,870	17,344	(9,474)
S61	46,150	53,492	(7,342)
D18	54,916	66,277	(11,361)
FD7	11,852	10,542	1,310
F24	49,258	140,651	(91,393)
F29	36,336	53,689	(17,353)
F15	3,764	6,763	(2,999)
F14	1,271	638	633
F21	17,789	32,675	(14,886)
F26	80,467	127,363	(46,896)
FM7	294,945	384,329	(89,384)
F41	22,806	79,764	(56,958)
FM8	90,734	126,329	(35,595)
F23	168,947	207,713	(38,766)
FE3	119,563	44,564	74,999
T20	196,110	250,813	(54,703)
FE6	913	310	603
F56	14,807	30,494	(15,687)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F59	7,660	25,069	(17,409)
F54	8,590	73,923	(65,333)
F53	9,860	29,912	(20,052)
T28	12,379	49,772	(37,393)
G30	1,365	1,494	(129)
G32	3,090	2,027	1,063
521	1,638	2,943	(1,305)
G33	6,359	6,868	(509)
G31	24,006	49,790	(25,784)
V15	9,429	20,458	(11,029)
V35	44,709	65,015	(20,306)
V13	7,014	24,349	(17,335)
A39	5,471	11,003	(5,532)
V11	12,134	45,255	(33,121)
IB1	11,973	21,628	(9,655)
A21	308,305	305,065	3,240
I84	49,774	50,071	(297)
I76	1,151	842	309
MB0	15,057	19,096	(4,039)
MB1	24,160	39,243	(15,083)
MB5	17,273	31,926	(14,653)
MA9	19,640	28,368	(8,728)
M07	29,282	52,806	(23,524)
M35	3,624	5,337	(1,713)
M31	35,864	7,524	28,340
MF1	32,999	46,192	(13,193)
M05	73,529	84,602	(11,073)
M06	223,838	156,841	66,997
M33	50,874	63,818	(12,944)
M44	38,282	46,147	(7,865)
M40	24,488	35,657	(11,169)
M83	117,901	149,413	(31,512)
M08	73,950	58,707	15,243
MB6	16,560	30,739	(14,179)
MA0	24,695	31,686	(6,991)
MA1	177,820	47,727	130,093
M92	280	239	41

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M96	181,354	161,690	19,664
MD2	16,456	51,756	(35,300)
MA6	98,749	94,713	4,036
M97	4,812	9,842	(5,030)
MD5	8,716	13,555	(4,839)
MD6	112,614	133,050	(20,436)
MD8	636,242	296,277	339,965
ME3	4,816	10,261	(5,445)
MB8	141,059	191,145	(50,086)
MF4	8,787	36,691	(27,904)
MF6	56,010	70,260	(14,250)
MF8	27,338	24,929	2,409
MG0	27,687	33,794	(6,107)
MF2	146,484	139,401	7,083
MG3	83,676	121,995	(38,319)
MG5	77,623	36,881	40,742
ME0	67,904	46,391	21,513
V43	3,806	32,974	(29,168)
O01	15,093	11,312	3,781
O19	2,080	811	1,269
O20	1,663	5,383	(3,720)
O21	943	640	303
P10	16,977	14,517	2,460
PK8	76,890	50,544	26,346
PK9	1,204	6,242	(5,038)
P06	73,075	81,590	(8,515)
P07	145,516	187,874	(42,358)
307	131,950	127,202	4,748
W42	15,144	9,454	5,690

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	1,847	(1,758)	89
A70	—	(1,699)	(1,699)
A71	8,656	(27,564)	(18,908)
A98	2,147	(1,342)	805
A55	—	(658)	(658)
A54	1,299	(2,280)	(981)
A51	11	(702)	(691)
308	2,189	(2,949)	(760)
301	3,663	(1,581)	2,082
304	973	(1,235)	(262)
309	2,745	(8,450)	(5,705)
306	2,753	(5,108)	(2,355)
303	3,537	(3,045)	492
302	2,374	(824)	1,550
305	2,770	(1,196)	1,574
300	130,102	(4,113)	125,989
B18	36,367	(16,746)	19,621
C62	7,927	(5,619)	2,308
D37	2,188	(15,636)	(13,448)
D55	2,048	(8,528)	(6,480)
S61	4,476	(10,903)	(6,427)
D18	8,114	(15,350)	(7,236)
FD7	4,913	(2,511)	2,402
F24	20,903	(18,182)	2,721
F29	10,469	(24,749)	(14,280)
F15	3,582	(1,847)	1,735
F14	1,046	(1,326)	(280)
F21	5,779	(10,690)	(4,911)
F26	95,474	(29,254)	66,220
FM7	166,850	(76,820)	90,030
F41	10,796	(10,114)	682
FM8	48,093	(203,930)	(155,837)
F23	25,051	(80,985)	(55,934)
FE3	15,020	(10,796)	4,224
T20	15,108	(33,783)	(18,675)
FE6	748	(278)	470
F56	329	(350)	(21)
F59	7,403	(2,300)	5,103
F54	8,489	(9,743)	(1,254)
F53	5,796	(6,792)	(996)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
T28	17,689	(4,966)	12,723
T29	—	(1)	(1)
G30	274	(2,634)	(2,360)
G32	33	(1,391)	(1,358)
521	284	(410)	(126)
G33	40	(43)	(3)
G31	9,424	(21,643)	(12,219)
V15	11,843	(10,384)	1,459
V35	649	(4,359)	(3,710)
V13	1,520	(22,060)	(20,540)
A39	3,304	(6,513)	(3,209)
V11	21,892	(3,103)	18,789
IB1	8,695	(3,703)	4,992
A21	92,498	(26,092)	66,406
I84	2,199	(385)	1,814
I76	34	(1,878)	(1,844)
MB0	4,634	(4,903)	(269)
MB1	8,185	(45,574)	(37,389)
MB5	3,650	(4,377)	(727)
MA9	2,994	(3,361)	(367)
M07	12,687	(34,015)	(21,328)
M35	3,455	(1,621)	1,834
M31	2,532	(6,182)	(3,650)
MF1	8,545	(17,244)	(8,699)
M05	176,239	(6,939)	169,300
M06	65,231	(67,379)	(2,148)
M33	14,029	(53,469)	(39,440)
M44	207,522	(4,715)	202,807
M40	35,872	(4,790)	31,082
M83	164,648	(24,286)	140,362
M08	265,627	(4,974)	260,653
MB6	36,980	(5,222)	31,758
MA0	9,111	(4,391)	4,720
MA1	15,172	(14,830)	342
M92	355	(485)	(130)
M96	47,509	(11,485)	36,024
MD2	7,134	(2,834)	4,300
MA6	6,402	(9,025)	(2,623)
M97	718	(13,379)	(12,661)
MD5	2,388	(2,838)	(450)
MD6	7,382	(55,085)	(47,703)
MD8	123,214	(374,687)	(251,473)
NWD	2,143	(124,620)	(122,477)
ME3	3,477	(218,725)	(215,248)
UTS	1,595	(66,725)	(65,130)
MFE	1,258	(20,912)	(19,654)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MVS	1,244	(89,313)	(88,069)
MV1	4,255	(194,178)	(189,923)
MB8	6,716	(15,102)	(8,386)
MF4	9,371	(102,192)	(92,821)
MF6	38,889	(34,615)	4,274
MF8	13,465	(16,573)	(3,108)
MG0	6,106	(11,517)	(5,411)
MF2	35,752	(43,523)	(7,771)
MG3	12,758	(44,829)	(32,071)
MG5	23,898	(21,503)	2,395
ME0	2,338	(16,600)	(14,262)
V43	1,619	(2,362)	(743)
O01	2,858	(5,367)	(2,509)
O19	643	(290)	353
O20	2,302	(1,340)	962
O21	537	(521)	16
P10	6,634	(5,623)	1,011
PK8	10,309	(25,437)	(15,128)
PK9	1,768	(1,684)	84
P06	9,869	(40,938)	(31,069)
P07	41,048	(44,993)	(3,945)
307	9,364	(19,348)	(9,984)
W42	1,336	(317)	1,019

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AL1
2015	17,574	$17.3166	$304,321	2.00%	1.29%
2014	17,874	17.0954	305,568	2.41	7.11
2013	17,785	15.9607	283,855	2.25	16.27
2012	18,791	13.4400 to 13.7269	257,872	1.95	12.81 to 13.38
2011	18,700	11.9139 to 12.1075	226,362	2.10	(3.54) to (3.06)

A70
2015	4,911	9.9114	48,672	—	2.65
2014	7,038	9.6557	67,955	—	4.81
2013	8,737	9.2129	80,496	0.02	22.93
2012	9,516	7.4946	71,318	—	13.24
2011	12,068	6.6183	79,875	0.34	(23.41)

A71
2015	165,644	19.7603	3,273,136	1.19	1.43
2014	174,347	19.4824	3,394,061	1.09	9.29
2013	193,255	17.8263	3,445,010	1.13	34.59
2012	217,233	13.2447	2,875,774	1.34	17.24
2011	227,785	11.2967	2,572,000	1.10	6.07

A98
2015	20,984	6.7625	140,549	2.28	2.40
2014	20,580	6.6039	135,909	3.51	(6.46)
2013	19,775	7.0600	139,610	6.37	22.73
2012	13,450	5.7525	77,370	1.39	14.19
2011	14,610	5.0375	73,592	4.14	(19.44)

A55
2015	5,586	15.3612 to 16.5920	92,974	1.71	0.47 to 0.98
2014	5,774	15.2886 to 19.7406	95,368	2.19	11.96 to 12.52
2013	6,432	13.6559 to 17.5799	94,108	1.96	29.27 to 29.92
2012	7,190	10.5638 to 13.5586	80,798	3.29	11.78 to 12.34
2011	8,224	9.4503 to 12.0932	83,990	1.71	5.91 to 6.51

A54
2015	31,736	23.2786	739,209	—	(1.56)
2014	33,345	23.6485	788,547	—	8.01
2013	34,326	21.8945	751,541	0.33	35.84
2012	37,404	16.1179	602,934	—	16.21
2011	41,101	13.8697	570,109	0.34	(8.27)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A51
2015	1,286	$17.6322 to $23.1228	$26,355	—%	(3.51%) to (3.32%)
2014	630	18.2737 to 23.9163	11,522	—	0.24 to 1.43
2013	1,321	16.1179 to 18.2306	23,484	—	33.59 to 33.99
2012	1,853	12.0650 to 17.7359	24,053	—	11.94 to 12.50
2011	2,029	10.7782 to 15.7653	23,646	—	(3.73) to (3.18)

308
2015	31,302	20.8912	653,941	1.97	(2.93)
2014	29,064	21.5218	625,509	3.17	15.36
2013	29,824	18.6562	556,396	1.66	33.00
2012	55,324	14.0272	776,042	2.15	13.88
2011	40,812	12.3172	502,701	2.05	(0.90)

301
2015	19,181	13.4854	258,665	1.86	0.27
2014	19,978	13.4486	268,670	2.08	5.28
2013	17,896	12.7743	228,603	1.77	(2.16)
2012	20,163	13.0561	263,249	2.40	5.37
2011	22,176	12.3903	274,770	3.89	6.10

304
2015	17,351	22.2704	386,407	0.59	6.94
2014	55,973	20.8258	1,165,671	1.17	2.31
2013	56,235	20.3549	1,144,655	1.27	29.18
2012	56,847	15.7574	895,751	1.05	22.56
2011	25,873	12.8566	332,645	1.68	(8.89)

309
2015	18,492	19.6907	364,120	1.09	(1.34)
2014	53,610	19.9584	1,069,971	3.55	5.64
2013	59,315	18.8928	1,120,636	3.40	22.53
2012	53,392	15.4184	823,214	3.27	17.56
2011	14,620	13.1158	191,750	2.48	(4.85)

306
2015	26,904	19.5524	526,030	—	0.27
2014	29,801	19.5004	581,131	0.13	2.12
2013	32,156	19.0950	614,014	0.86	28.28
2012	31,321	14.8857	466,235	1.32	18.18
2011	32,277	12.5960	406,558	1.39	(19.14)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
303
2015	34,299	$23.6573	$811,433	0.54%	6.86%
2014	52,012	22.1390	1,151,499	0.81	8.51
2013	51,520	20.4029	1,051,170	0.95	30.10
2012	56,236	15.6823	881,914	0.93	17.89
2011	33,898	13.3024	450,924	0.68	(4.28)

302
2015	58,731	21.7990	1,280,249	2.24	1.45
2014	22,297	21.4864	479,050	1.34	10.63
2013	20,747	19.4211	402,906	1.41	33.50
2012	22,716	14.5477	330,436	1.69	17.48
2011	20,592	12.3829	254,954	1.68	(1.83)

305
2015	19,027	16.0904	306,147	2.52	(7.30)
2014	112,910	17.3571	1,959,782	5.04	0.63
2013	111,336	17.2478	1,920,295	7.18	6.60
2012	49,048	16.1794	793,572	5.72	13.70
2011	80,899	14.2296	1,151,165	10.50	1.92

300
2015	182,134	15.7031	2,860,101	1.54	(4.53)
2014	178,502	16.4475	2,935,907	2.43	(2.65)
2013	52,513	16.8957	887,239	1.30	21.63
2012	76,101	13.8906	1,057,079	1.58	17.91
2011	70,975	11.7810	836,168	2.16	(13.96)

B18
2015	176,295	15.2971 to 15.8591	2,794,838	1.02	(1.49) to (1.00)
2014	212,033	15.5289 to 16.0194	3,395,094	2.34	1.43 to 1.93
2013	192,412	15.3107 to 15.7157	3,022,529	1.07	13.85 to 14.42
2012	221,922	13.4486 to 13.7356	3,047,656	1.47	9.42 to 9.97
2011	226,602	12.2592 to 12.4907	2,829,884	2.53	(4.18) to (3.64)

C62
2015	46,492	12.4062	576,861	—	1.26
2014	59,105	12.2519	724,134	—	8.82
2013	56,797	11.2586	639,443	0.24	42.00
2012	58,467	7.9287	463,554	—	11.12
2011	62,820	7.1351	448,220	—	(12.11)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
D37
2015	22,979	$37.0374	$851,050	0.32%	7.54%
2014	21,646	34.4409	741,320	0.08	3.15
2013	35,094	33.3896	1,167,721	0.02	41.32
2012	29,922	23.6262	706,950	0.23	11.02
2011	28,728	21.2807	611,341	1.05	8.13

D55
2015	98,111	34.5119	3,012,936	0.77	(4.85)
2014	108,164	16.1489 to 36.2728	3,544,464	0.71	4.47
2013	114,644	15.4572 to 34.7192	3,581,305	1.41	38.31
2012	138,385	11.1760 to 25.1030	3,123,933	0.64	15.88
2011	163,314	9.6446 to 21.6633	3,183,197	0.59	(4.58)

S61
2015	96,043	27.5450	2,645,503	0.32	(1.91)
2014	103,309	28.0815	2,895,668	0.81	5.53
2013	109,736	26.6110	2,916,841	1.11	35.24
2012	118,673	19.6769	2,327,519	1.13	13.77
2011	122,431	17.2961	2,110,881	1.08	(6.08)

D18
2015	146,790	24.8539 to 26.3087	3,854,846	0.61	(2.77) to (2.29)
2014	158,162	25.5628 to 26.9245	4,251,391	0.97	11.53 to 12.09
2013	165,398	22.9159 to 24.0203	3,966,657	1.39	34.32 to 34.99
2012	182,422	17.0096 to 17.7939	3,241,141	0.45	19.08 to 19.67
2011	177,986	14.2417 to 14.8685	2,642,220	0.51	(0.17) to 0.39

FD7
2015	20,931	20.2589 to 21.0032	438,509	1.50	(0.14) to 0.36
2014	19,632	20.2871 to 20.9278	409,908	1.36	9.47 to 10.02
2013	17,230	18.5319 to 19.0220	327,017	1.41	17.23 to 19.28
2012	15,506	15.6138 to 15.9471	246,884	1.52	14.25 to 14.82
2011	14,705	13.6666 to 13.8888	203,967	1.69	(7.49) to (3.83)

F24
2015	124,634	14.7904	1,843,427	0.62	0.42
2014	216,027	14.7292	3,181,916	0.78	11.65
2013	213,306	13.1918	2,813,892	0.98	30.95
2012	176,255	10.0737	1,775,553	1.17	16.14
2011	156,956	8.6738	1,361,445	0.93	(2.78)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
F29
2015	250,823	$29.0752	$7,292,511	0.92%	0.56%
2014	267,587	28.9139	7,728,962	0.87	11.82
2013	281,867	25.8584	7,285,517	0.94	31.14
2012	354,783	19.7174	6,964,007	1.27	16.31
2011	363,366	16.9527	6,133,063	0.89	(2.64)

FB9
2013	—	—	1	0.03	12.67
2012	4,174	11.2574	46,994	0.26	11.90
2011	30,038	10.0599	302,185	1.99	(0.52)

F15
2015	24,440	13.0369	318,620	1.70	(0.46)
2014	27,439	13.0970	359,364	1.53	4.60
2013	25,704	12.5215	321,850	1.76	15.63
2012	22,499	10.8286	243,629	1.82	13.07
2011	22,095	9.5768	211,595	2.47	(1.24)

F14
2015	9,559	12.9844	124,115	1.53	(0.53)
2014	8,926	13.0535	116,523	1.37	4.74
2013	9,206	12.4624	114,729	1.58	21.41
2012	8,464	10.2649	86,882	0.76	15.18
2011	23,156	8.9119	206,362	1.89	(2.83)

F21
2015	138,468	17.9942	2,491,604	0.17	7.05
2014	153,358	16.8088	2,577,766	0.09	11.19
2013	158,269	15.1174	2,392,617	0.19	36.20
2012	172,629	11.0992	1,920,424	0.49	14.54
2011	184,803	9.6898	1,794,597	0.25	0.14

F26
2015	769,903	15.8087	12,171,160	1.78	1.08
2014	816,793	15.6394	12,774,138	1.58	13.29
2013	750,573	13.8050	10,361,657	1.68	31.91
2012	827,054	10.4656	8,655,616	1.91	15.63
2011	902,857	9.0508	8,171,586	1.94	1.78

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FM7
2015	994,946	$20.2527	$20,150,326	1.86%	1.24%
2014	1,084,307	20.0055	21,686,974	1.70	13.46
2013	994,277	17.6328	17,531,908	1.85	32.11
2012	968,769	13.3472	12,861,805	2.15	15.81
2011	1,061,586	11.5253	12,175,961	1.75	1.93

F41
2015	103,400	15.2325	1,575,033	0.21	(1.63)
2014	160,356	15.4847	2,483,064	0.02	6.03
2013	159,674	14.6038	2,331,848	0.29	35.87
2012	152,632	10.7485	1,640,565	0.43	14.56
2011	133,711	9.3822	1,254,502	0.03	(10.85)

FM8
2015	298,591	12.4335	3,712,550	0.01	0.01
2014	334,465	12.4324	4,158,468	0.01	0.01
2013	490,302	12.4312	6,095,282	0.01	0.01
2012	616,375	12.4300	7,653,144	0.04	0.04
2011	590,762	12.4248	7,331,695	0.03	0.03

F23
2015	368,862	17.0946	6,304,807	1.24	3.49
2014	405,689	16.5180	6,705,214	1.17	(8.16)
2013	461,623	17.9856	8,302,432	1.27	30.38
2012	522,183	13.7952	7,198,531	2.05	20.54
2011	489,433	11.4445	5,597,048	1.24	(17.23)

FE3
2015	212,674	13.8841	2,951,472	0.90	1.84
2014	137,629	13.6330	1,876,277	2.76	(1.23)
2013	133,405	13.8022	1,841,280	1.80	13.25
2012	139,980	12.1877	1,706,028	0.73	14.83
2011	160,758	10.6137	1,706,247	1.31	(6.29)

T20
2015	203,015	24.2858	4,930,166	3.04	(6.49)
2014	256,420	25.9718	6,665,744	1.90	(11.13)
2013	275,095	29.2248	8,039,457	2.39	22.97
2012	242,004	23.7658	5,740,658	3.00	18.23
2011	261,179	20.1009	5,240,816	1.74	(10.63)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FE6
2015	13,104	$17.2460	$225,991	2.91%	(6.21%)
2014	12,501	18.3885	229,865	2.75	2.85
2013	12,031	17.8792	215,110	11.62	23.77
2012	11,479	14.4455	165,824	2.69	15.33
2011	10,833	12.5251	135,680	0.01	(1.54)

F56
2015	62,234	16.2213 to 24.0506	1,472,082	2.65	(3.53) to (2.72)
2014	77,920	16.8153 to 25.7188	1,976,803	1.34	(3.30) to (2.81)
2013	77,941	17.3889 to 26.4637	2,039,246	2.64	28.04 to 30.82
2012	83,265	13.3587 to 20.2291	1,678,797	2.06	20.46 to 21.07
2011	90,650	11.0608 to 16.7091	1,510,562	1.27	(14.64) to (6.97)

F59
2015	38,787	13.4991	523,578	5.20	(7.05)
2014	56,196	14.5236	816,171	4.80	4.62
2013	51,093	13.8828	709,314	6.21	13.94
2012	52,927	12.1842	644,870	6.70	12.65
2011	50,656	10.8157	547,877	5.57	2.38

F54
2015	104,254	12.6833	1,322,316	3.16	(4.94)
2014	169,568	13.3419	2,262,365	2.04	7.12
2013	170,822	12.4548	2,127,566	2.06	28.26
2012	166,962	9.7106	1,621,306	2.28	14.24
2011	104,438	8.4999	887,718	2.60	(1.04)

F53
2015	82,051	15.5298	1,274,239	0.67	(7.39)
2014	102,105	16.7684	1,712,130	0.61	0.57
2013	103,101	16.6731	1,719,021	1.33	36.24
2012	109,439	12.2382	1,339,337	0.67	18.39
2011	126,732	10.3374	1,310,096	0.68	(3.76)

T28
2015	79,660	14.4052	1,147,509	6.85	(3.87)
2014	117,053	14.9849	1,754,026	5.79	1.86
2013	104,330	14.7111	1,534,809	5.87	3.32
2012	111,574	14.2391	1,588,700	7.65	12.75
2011	80,491	12.6286	1,016,482	5.87	2.57

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
T29
2015	3	$12.9937	$36	2.54%	0.47%
2014	3	12.9323	42	2.68	3.38
2013	4	12.5090	48	2.86	(2.24)
2012	3	12.7954	44	2.55	1.89
2011	4	12.5585	48	3.92	5.68

G30
2015	10,672	19.2816 to 18.4880	201,844	1.45	(4.89) to (4.60)
2014	10,801	19.3801 to 20.2725	214,274	1.36	12.37 to 12.71
2013	13,161	17.1945 to 18.0401	230,901	1.24	32.57 to 32.97
2012	13,806	12.9316 to 13.6081	182,171	1.36	18.53 to 18.89
2011	19,589	10.8769 to 11.4803	219,262	1.19	(7.58) to (7.51)

G32
2015	13,429	24.5057 to 25.9401	346,503	0.42	(9.69) to (0.62)
2014	12,366	27.1361 to 28.5815	351,464	0.99	13.01 to 13.57
2013	13,724	24.0094 to 25.1664	343,642	0.84	32.23 to 32.89
2012	17,891	18.1028 to 18.9374	337,561	1.19	17.88 to 18.47
2011	18,987	15.3115 to 15.9853	302,416	0.70	(6.90) to (6.38)

521
2015	8,050	27.5622 to 28.4570	225,426	0.27	(2.61) to (2.32)
2014	9,357	28.3016 to 29.1332	268,872	0.79	6.40 to 6.71
2013	9,483	26.6002 to 27.3000	255,827	1.00	34.95 to 35.35
2012	10,121	19.7114 to 20.1697	201,990	1.16	12.27 to 12.60
2011	11,179	17.5575 to 17.9120	198,464	0.73	0.11 to 0.17

G33
2015	28,320	11.3130 to 13.1541	345,518	1.66	0.55 to 0.85
2014	28,825	11.2509 to 13.0428	350,063	3.69	(8.00) to (7.73)
2013	28,828	12.2295 to 14.1350	380,623	1.76	23.59 to 23.96
2012	35,717	9.8956 to 11.4033	378,658	1.83	20.63 to 20.99
2011	48,537	8.2033 to 9.4249	419,753	2.99	(15.53) to (15.47)

G31
2015	204,766	17.3683 to 19.7211	3,969,899	1.34	(0.69) to (0.20)
2014	230,536	17.4894 to 19.7598	4,487,858	1.44	15.79 to 16.37
2013	242,755	15.1048 to 16.9808	4,060,684	1.14	36.83 to 37.52
2012	262,963	11.0388 to 12.3481	3,197,551	1.80	13.89 to 14.46
2011	292,506	9.6928 to 10.7884	3,111,086	1.71	3.46 to 4.05

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AI1
2012	—	$—	$—	—%	15.17% to 15.36%
2011	85,152	6.7917 to 8.4665	706,098	0.15	(8.43) to (7.91)

AAH
2012	—	—	—	—	13.57
2011	14,642	8.23	120,564	—	(17.66)

V15
2015	54,082	15.2919 to 15.5751	840,297	—	4.48 to 5.01
2014	65,125	14.6356 to 14.8325	964,431	0.04	7.90 to 8.44
2013	63,666	13.5640 to 13.6781	869,679	0.45	39.44 to 40.14
2012	72,749	9.7275 to 9.7606	709,587	—	(2.83) to (2.50)

V35
2015	14,549	22.5744 to 21.2504	309,181	0.01	(9.36) to (0.67)
2014	34,855	22.7266 to 23.4444	816,569	0.19	8.93 to 9.48
2013	38,565	20.8629 to 21.4148	825,400	0.52	33.27 to 33.93
2012	12,597	15.6551 to 15.9893	201,137	0.64	16.49 to 17.08
2011	11,149	13.4388 to 13.6573	152,058	0.80	0.33 to 0.83

V13
2015	17,981	14.7829	265,819	0.99	(6.19)
2014	35,316	15.7591	556,543	0.88	9.10
2013	55,856	14.4445	806,808	1.37	35.65
2012	69,969	10.6482	745,043	1.57	18.92
2011	62,350	8.9538	558,269	1.14	(2.11)

A39
2015	65,764	14.2372 to 18.2643	997,877	1.14	(6.24) to (5.77)
2014	71,296	15.1845 to 19.3826	1,145,452	0.85	7.61 to 8.15
2013	74,505	14.1109 to 17.9226	1,113,037	1.38	28.61 to 29.25
2012	81,549	10.9407 to 13.8668	943,216	0.87	13.31 to 13.88
2011	90,780	9.6071 to 12.1764	926,916	0.94	(0.63) to (0.06)

V11
2015	20,468	18.6365	381,028	1.60	(2.59)
2014	53,589	19.0474 to 19.1310	1,023,616	1.99	8.77
2013	34,800	17.5121 to 17.5890	610,666	1.50	24.89
2012	38,227	14.0226 to 14.0842	537,498	1.82	12.39
2011	22,925	12.4770 to 12.5317	286,576	0.95	(1.30) to 25.32

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
IB1
2015	70,902	$23.3652	$1,656,629	2.92%	(3.06%)
2014	80,564	24.1033	1,941,655	1.71	10.28
2013	75,572	21.8565	1,651,568	1.44	34.08
2012	79,082	16.3009	1,287,760	1.58	14.63
2011	108,946	14.2200	1,548,033	1.42	(2.01)

A21
2015	442,455	10.9294 to 22.7168	7,748,444	1.58	(2.34) to (2.34)
2014	439,102	11.1915 to 23.2618	7,353,127	1.69	(0.17) to 0.33
2013	372,696	11.1545 to 23.1849	6,415,154	1.28	18.42 to 19.01
2012	515,904	9.3725 to 19.4810	7,424,887	1.52	14.96 to 15.53
2011	475,419	8.1125 to 16.8620	6,342,206	1.59	(7.27) to (6.74)

I84
2015	13,720	14.7971	203,018	—	1.21
2014	14,017	14.6207	204,934	—	8.04
2013	12,203	13.5330	165,140	0.41	37.01
2012	12,837	9.8771	126,795	—	(1.72)

I76
2015	10,987	15.7407	172,949	—	(5.52)
2014	10,678	16.6601	177,904	—	2.36
2013	12,522	16.2757	197,776	0.01	37.46
2012	13,079	11.8400	154,861	—	13.89
2011	15,248	10.3956	158,522	—	(0.73)

MB0
2015	33,831	17.7804	602,082	—	(6.58)
2014	37,926	19.0329	721,855	—	12.42
2013	38,195	16.9304	646,671	—	39.20
2012	39,139	12.1622	476,016	0.29	17.43
2011	51,714	10.3568	535,607	—	(7.22)

MB1
2015	101,393	8.4917	861,130	1.57	(3.94)
2014	116,445	8.8401	1,029,389	1.96	(7.06)
2013	153,834	9.5114	1,463,174	2.67	16.32
2012	102,187	8.1766	835,548	2.22	20.68
2011	89,609	6.7754	607,135	3.67	(13.56)

MB5
2015	60,524	17.0928	1,035,410	0.03	7.70
2014	75,173	15.8702	1,193,017	0.04	10.21
2013	75,900	14.3997	1,092,934	0.59	36.15
2012	80,771	10.5763	854,260	0.05	19.31
2011	81,008	8.8642	718,073	—	(0.80)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
EGS
2012	—	$—	$—	0.05%	13.68% to 14.04%
2011	20,022	7.3965 to 10.9284	208,270	0.15	(1.01) to (0.45)

MA9
2015	34,187	14.7052	503,104	1.27	(0.66)
2014	42,876	14.8025	634,667	1.17	9.68
2013	43,243	13.4958	583,602	2.62	34.22
2012	55,805	10.0550	561,124	0.72	17.29
2011	67,427	8.5728	578,041	0.35	(4.11)

M07
2015	266,945	11.4749 to 11.6117	3,096,231	2.57	(0.87) to (0.37)
2014	293,838	11.5751 to 11.6549	3,422,281	1.84	7.96 to 8.50
2013	315,166	10.7218 to 10.7420	3,384,754	1.74	7.22 to 7.42

M35
2015	19,680	11.5838	227,973	2.33	(0.58)
2014	21,393	11.6513	249,255	1.70	8.24
2013	19,559	10.7647	210,546	1.56	7.65

M31
2015	63,308	16.2362 to 16.6065	1,035,790	0.15	7.02 to 7.56
2014	34,980	15.1084 to 15.4394	535,047	0.10	8.40 to 8.94
2013	38,630	13.8679 to 14.1718	543,076	0.24	36.17 to 36.85
2012	46,983	10.1336 to 10.3556	483,092	0.00	1.34 to 2.52

MF1
2015	295,385	16.0011 to 16.3572	4,811,210	—	4.61
2014	308,606	15.2956 to 15.6361	4,806,727	—	8.32 to 8.86
2013	317,305	14.0505 to 14.3632	4,543,411	—	37.04 to 37.72
2012	386,168	10.2022 to 10.4293	4,009,249	—	1.99 to 2.02

M05
2015	221,307	13.3531 to 13.6502	3,010,807	—	(1.89)
2014	232,383	13.6097 to 13.9125	3,225,277	—	(7.72) to (7.26)
2013	63,083	14.6747 to 15.0012	931,319	—	40.82 to 41.52
2012	51,466	10.3694 to 10.6001	537,895	—	3.66 to 3.69

M06
2015	787,635	10.3208 to 10.4824	8,235,890	3.30	(0.80) to (0.30)
2014	720,633	10.4039 to 10.5142	7,561,193	2.91	5.32 to 5.85
2013	722,781	9.8784 to 9.9335	7,165,286	1.13	(1.53) to (1.03)
2012	839,907	10.0000 to 10.0372	8,415,860	—	(0.03)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M33
2015	295,028	$15.1745	$4,473,364	0.74%	0.80%
2014	307,988	14.7536 to 15.0534	4,653,169	0.80	10.20
2013	347,428	13.3878 to 13.6598	4,763,697	0.32	32.28
2012	459,306	10.1204 to 10.3261	4,739,342	—	1.20

M44
2015	194,936	8.7414 to 8.8027	1,714,954	4.13	(14.94) to (14.52)
2014	202,807	10.2772 to 10.2978	2,087,874	2.05	2.77 to 2.98

M40
2015	19,913	8.6029	172,120	3.63	(14.76)
2014	31,082	10.0922 to 10.1705	314,950	1.98	0.92 to 1.70

M83
2015	383,986	10.7373 to 15.4091	5,874,963	2.31	(1.23) to (0.74)
2014	415,479	10.8711 to 15.5235	6,382,397	1.91	7.50 to 10.51
2013	275,117	13.6741 to 14.0471	3,861,733	1.22	32.57 to 35.89
2012	239,884	10.0629 to 10.3374	2,478,021	—	0.63

M08
2015	275,899	10.6870	2,943,176	2.04	(0.93)
2014	260,653	10.7601 to 10.7878	2,807,075	1.30	7.60 to 7.88

MB6
2015	100,599	19.7570 to 21.2828	2,102,376	1.57	0.62 to 1.13
2014	114,804	19.3366 to 21.0458	2,374,899	1.66	12.01 to 12.57
2013	83,046	17.2120 to 18.6960	1,513,562	2.11	35.72 to 36.40
2012	93,890	12.6441 to 13.7069	1,252,593	1.66	14.80 to 15.37
2011	111,188	10.9812 to 11.8804	1,283,901	1.89	1.40 to 1.97

MA0
2015	51,795	15.5235	804,034	3.47	(0.58)
2014	58,786	15.6144	917,905	3.68	5.59
2013	54,066	14.7872	799,496	4.47	(0.51)
2012	48,031	14.8628	713,874	4.65	11.00
2011	80,921	13.3896	1,083,504	3.97	6.30

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MA1
2015	337,021	$6.6336	$2,235,684	0.58%	(13.08%)
2014	206,929	7.6323	1,579,362	0.42	(6.99)
2013	206,587	8.2055	1,695,166	1.46	(5.40)
2012	205,460	8.6740	1,782,175	0.88	18.60
2011	204,158	7.3135	1,493,151	0.36	(18.72)

M92
2015	2,995	12.2285	36,634	5.11	(2.49)
2014	2,954	12.5408	37,041	2.68	4.25
2013	3,084	12.0299	37,096	2.44	8.54
2012	3,275	11.0831	36,294	1.96	5.95 to 8.65

M96
2015	173,743	19.2350 to 18.6188	3,241,424	2.44	(0.03) to 0.47
2014	154,071	18.5317 to 19.6880	2,862,192	2.73	4.34 to 4.86
2013	118,047	17.6732 to 18.8134	2,096,086	2.02	(3.08) to (2.59)
2012	190,277	18.1437 to 19.3530	3,463,836	3.17	2.02 to 2.53
2011	208,832	17.6963 to 18.9136	3,709,448	3.51	6.79 to 7.40

MD2
2015	21,965	12.5979	276,719	2.70	0.26
2014	57,265	12.5658	719,582	2.17	4.67
2013	52,965	12.0053	635,856	1.86	(2.90)
2012	91,448	12.3633	1,130,606	3.16	2.27
2011	60,481	12.0889	731,160	4.40	7.11

MA6
2015	272,716	21.1633 to 23.3406	5,021,381	6.86	(4.69) to (4.22)
2014	268,646	11.0140 to 24.3683	5,466,390	5.45	2.30 to 2.81
2013	271,269	10.7133 to 23.7031	5,451,191	2.23	5.90 to 6.42
2012	431,721	10.0666 to 22.2721	7,378,891	5.20	0.67 to 14.91
2011	252,678	17.9290 to 19.3827	4,875,753	5.80	3.55 to 4.13

M97
2015	37,742	16.1744 to 16.7687	632,464	1.50	(0.18) to 0.32
2014	42,779	16.2033 to 16.7151	711,244	0.86	(5.45) to (4.98)
2013	55,440	17.1373 to 17.5906	971,260	1.29	13.35 to 13.92
2012	54,483	15.1187 to 15.4414	841,034	1.04	19.30 to 19.90
2011	44,171	12.6403 to 12.8791	568,701	0.95	(11.40) to (10.89)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MD5
2015	23,316	$16.4729	$384,082	1.37%	0.10%
2014	28,153	16.4557	463,284	64.79	(5.19)
2013	28,603	17.3562	496,446	1.09	13.68
2012	28,397	15.2681	433,569	0.56	19.54
2011	54,366	12.7724	694,375	0.92	(11.11)

MD6
2015	103,060	13.9957 to 17.2915	1,746,403	0.43	(0.61) to (0.12)
2014	123,503	14.0820 to 17.3116	2,103,194	0.51	10.96 to 11.51
2013	171,206	12.6914 to 15.5244	2,629,471	0.76	29.74 to 30.39
2012	123,229	9.7819 to 11.9060	1,421,901	0.40	16.66 to 17.25
2011	155,407	8.3847 to 10.1545	1,520,071	0.58	0.23 to 0.79

MD8
2015	956,937	9.8459 to 10.0000	9,557,411	—	(0.50)
2014	616,930	9.8951 to 10.0000	6,161,030	—	(0.50)
2013	868,403	9.9446 to 10.0000	8,679,631	—	(0.50)
2012	978,841	9.9943 to 10.0000	9,787,843	—	(0.03)

NWD
2014	—	—	—	—	(8.91) to (8.64)
2013	122,477	22.4420 to 33.0067	2,789,594	—	40.74 to 41.44
2012	127,910	15.8668 to 23.3827	2,064,071	—	20.62 to 21.22
2011	133,980	13.0891 to 19.3280	1,785,924	—	(10.88) to (10.37)

ME3
2015	19,943	9.0766	181,012	1.84	(2.20)
2014	25,388	9.2805	235,617	0.26	(7.16)
2013	240,636	9.9960	2,405,406	0.24	18.77
2012	28,831	8.4161	242,647	1.95	16.29
2011	7,150	7.2374	51,741	1.78	(11.06)

TRS
2013	—	—	—	3.91	10.43 to 10.77
2012	198,417	16.7084 to 18.9798	3,385,219	2.53	10.78 to 11.34
2011	232,288	15.0067 to 17.1322	3,595,471	2.68	1.35 to 1.93

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MFJ
2013	—	$—	$—	3.42%	10.63%
2012	13,638	11.2844	153,905	2.42	11.02
2011	10,379	10.1647	105,491	1.00	1.66

UTS
2014	—	—	—	5.67	10.67 to 11.00
2013	65,130	28.9529 to 34.7758	1,923,417	2.77	20.01 to 20.61
2012	71,062	24.0054 to 28.8909	1,748,288	4.83	13.58 to 14.15
2011	79,899	21.0293 to 25.3599	1,727,089	3.45	6.52 to 7.12

MFE
2014	—	—	—	4.79	9.51 to 10.81
2013	19,654	14.0490	276,120	1.55	20.29
2012	48,630	11.6788	567,940	4.37	13.92
2011	64,753	10.2515	663,801	3.56	6.84

MVS
2014	—	—	—	3.26	2.22 to 2.53
2013	88,069	22.0230 to 23.0843	2,026,382	2.61	35.19 to 35.86
2012	138,611	16.2423 to 16.9911	2,350,318	1.84	15.64 to 16.22
2011	161,978	14.0038 to 14.6201	2,360,418	1.55	(0.56)

MV1
2014	—	—	—	2.93	1.23 to 2.41
2013	189,923	13.9449	2,648,460	2.69	35.48
2012	187,284	10.2932	1,927,754	1.66	15.97
2011	162,418	8.8757	1,441,595	1.30	(0.29)

MB8
2015	135,431	16.4884 to 27.2764	3,281,814	0.55	(4.15)
2014	184,758	17.2029 to 28.4585	4,358,510	0.94	6.76 to 7.29
2013	193,144	16.0342 to 26.5251	4,365,994	1.65	44.99 to 45.71
2012	189,321	11.0040 to 18.2037	2,980,077	0.61	14.16 to 14.74
2011	162,513	9.5907 to 15.8657	2,276,320	0.43	(5.41) to (4.87)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MF4
2015	153,926	$15.3645 to $15.7218	$2,419,991	3.32%	(0.19%) to (0.02%)
2014	181,830	15.3669 to 15.7512	2,861,354	1.86	4.40 to 4.61
2013	274,651	14.7187 to 15.0567	4,132,908	3.15	9.60 to 9.82
2012	366,514	13.4294 to 13.7104	5,022,969	2.96	8.68 to 8.90
2011	437,524	12.3570 to 12.5903	5,506,764	1.43	(0.59) to 0.97

MF6
2015	184,317	11.1753 to 33.8690	4,342,088	4.03	4.34 to 4.86
2014	197,821	11.0926 to 40.0013	4,620,205	2.31	15.04 to 15.62
2013	193,547	9.5941 to 34.6665	4,010,429	5.32	4.46 to 4.99
2012	209,885	9.1385 to 33.0863	4,085,006	1.04	29.39 to 30.03
2011	252,387	7.0278 to 25.4954	3,551,676	7.12	(8.11) to (7.59)

MF8
2015	116,556	19.1446 to 19.6626	2,290,844	4.72	0.33 to 0.53
2014	114,145	19.0811 to 19.5583	2,231,592	1.71	5.18 to 5.39
2013	117,253	18.1420 to 18.5586	2,175,299	2.61	22.32 to 22.56
2012	158,874	14.8320 to 15.1424	2,405,200	2.69	12.55 to 12.78
2011	121,604	13.1779 to 13.4267	1,632,352	1.91	(4.21) to (3.66)

MG0
2015	103,366	12.2819 to 12.6143	1,303,582	0.79	(5.23) to (5.04)
2014	109,476	12.9599 to 13.2841	1,453,977	0.88	3.50 to 3.71
2013	114,887	12.5216 to 12.8092	1,471,324	—	(5.26) to (5.07)
2012	140,734	13.2165 to 13.4930	1,898,656	0.85	7.53 to 7.75
2011	136,899	12.2909 to 12.5230	1,714,176	2.21	11.29 to 11.92

MF2
2015	593,727	11.1323 to 11.5721	6,860,317	1.40	0.48
2014	589,905	11.1348 to 11.5171	6,783,160	1.27	0.30 to 0.80
2013	597,676	11.1014 to 11.4254	6,818,642	0.13	0.21 to 0.71
2012	615,209	11.0780 to 11.3447	6,968,272	1.15	1.73 to 2.24
2011	604,985	10.8570 to 11.0956	6,702,997	1.18	(0.04) to 0.53

MG3
2015	286,418	17.5584	5,117,508	0.82	(2.33)
2014	323,541	17.9766 to 19.3622	5,873,691	0.96	10.36
2013	355,612	16.2884 to 17.5439	5,841,195	1.18	36.91
2012	344,651	11.8971 to 12.8141	4,127,671	1.05	16.38
2011	360,760	10.2226 to 11.0105	3,704,894	1.05	2.47

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MG5
2015	289,218	$17.4747	$5,185,656	4.20%	0.15% to 0.35%
2014	248,476	17.4491 to 17.8855	4,439,273	1.61	5.07 to 5.28
2013	246,081	16.6073 to 16.9887	4,176,399	1.70	16.63 to 16.87
2012	200,784	14.2389 to 14.5369	2,915,557	2.70	10.34 to 10.56
2011	173,491	12.9042 to 13.1478	2,278,416	1.42	(2.11) to (1.56)

ME0
2015	57,197	19.1738 to 19.8783	1,136,630	0.53	(3.15) to (2.66)
2014	35,684	19.7972 to 20.4225	728,417	0.48	2.92 to 3.44
2013	49,946	19.2351 to 19.7439	985,823	0.99	39.24 to 39.94
2012	30,542	13.8140 to 14.1090	430,836	0.09	9.35 to 9.90
2011	23,420	12.5999 to 12.8379	300,600	0.65	(6.85) to (6.32)

V43
2015	15,445	23.5506	363,736	—	(5.99)
2014	44,613	25.0509	1,117,593	—	1.84
2013	45,356	24.5980	1,115,664	0.25	37.48
2012	42,836	17.8917	766,411	—	8.49
2011	13,271	16.4916	218,862	0.27	(7.17)

O01
2015	44,896	22.0319	989,137	0.09	3.54
2014	40,889	21.2780	870,040	0.44	15.41
2013	43,398	18.4371	800,137	0.99	29.74
2012	45,512	14.2109	646,766	0.65	14.12
2011	48,526	12.4528	604,218	0.35	(1.15)

O19
2015	3,925	14.3517	56,333	—	3.27
2014	2,656	13.8976	36,907	0.18	15.13
2013	2,303	12.0715	27,799	0.89	29.43
2012	3,290	9.3268	30,682	0.40	13.81
2011	3,121	8.1953	25,527	0.16	(1.37)

O20
2015	4,914	13.7997	67,813	1.10	3.67
2014	8,634	13.3109	114,931	0.80	2.06
2013	7,672	13.0427	100,059	1.28	26.99
2012	9,453	10.2707	97,089	1.91	20.95
2011	8,808	8.4916	74,763	0.95	(8.53)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
O21
2015	7,974	$15.2303	$118,982	0.65%	3.11%
2014	7,671	14.7714	113,346	0.58	10.40
2013	7,655	13.3798	102,444	0.89	31.44
2012	15,086	10.1796	153,585	0.66	16.61
2011	14,670	8.7297	128,067	0.55	(0.31)

P10
2015	65,448	5.2088	340,903	4.47	(25.70)
2014	62,989	7.0110	441,613	0.35	(18.42)
2013	61,978	8.5945	532,669	1.75	(14.70)
2012	64,002	10.0757	644,865	2.77	5.39
2011	57,230	9.5603	547,139	14.30	(7.56)

PK8
2015	190,227	14.4821 to 31.9646	4,173,656	5.32	(2.25)
2014	163,220	14.8148 to 32.6990	3,916,543	5.26	1.52
2013	178,348	14.5925 to 32.2082	4,221,931	5.00	(6.97)
2012	188,735	15.6854 to 34.6206	4,886,568	4.93	17.90
2011	174,977	13.3036 to 29.3634	4,201,023	5.31	6.33

PK9
2015	4,249	10.5050 to 10.7543	45,016	1.48	(0.14)
2014	9,287	10.5200 to 10.7450	98,061	2.53	4.70
2013	9,203	10.0478 to 10.2626	92,768	3.29	(8.80) to (7.87)
2012	5,456	10.9058 to 11.1390	59,512	3.49	8.87
2011	3,953	10.0170 to 10.2312	39,612	0.26	0.17 to 2.31

P06
2015	140,760	13.5278 to 17.9633	2,487,326	4.03	(2.71)
2014	149,260	13.9039 to 18.4627	2,708,489	1.43	3.10
2013	180,329	13.4859 to 17.9076	3,182,967	1.73	(9.22)
2012	176,981	14.8553 to 19.7259	3,399,373	1.07	8.76
2011	204,769	13.6585 to 18.1368	3,648,876	2.06	11.68

P07
2015	527,322	15.4164 to 19.7047	10,215,337	4.92	0.45
2014	571,023	15.3472 to 19.6163	11,023,887	2.21	4.28
2013	574,968	14.7170 to 18.8108	10,656,011	2.20	(1.96)
2012	574,361	15.0114 to 19.1871	10,827,039	2.57	9.60
2011	576,416	13.6961 to 17.5060	9,969,635	2.63	3.61

118
2012	—	—	—	7.13	11.09 to 11.30
2011	77,979	9.7106 to 9.8941	771,473	2.38	(16.68) to (16.21)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SBB
2012	—	$—	$—	6.66%	13.26% to 13.76%
2011	3,666	9.0862	33,306	—	(9.14)

SCM
2012	—	—	—	3.55	12.82 to 13.35
2011	11,428	12.6757 to 14.1198	158,295	0.59	1.08 to 1.58

SC7
2012	—	—	—	1.79	10.40
2011	353,134	8.5814 to 12.6636	4,208,994	0.88	(3.77)

116
2012	—	—	—	—	14.01 to 14.54
2011	33,493	13.7075 to 13.9664	467,702	—	(10.54) to (0.92)

SLC
2012	—	—	—	1.63	10.20
2011	271,541	8.7955 to 10.1221	2,395,000	0.61	(6.15)

SPC
2012	—	—	—	6.52	13.22
2011	223,767	12.5553 to 13.1245	2,835,451	7.31	4.28

114
2012	—	—	—	3.14	7.72 to 8.22
2011	362,962	12.3616 to 12.5960	4,568,180	2.72	3.11 to 3.70

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SC5
2012	—	$—	$—	0.39%	16.71% to 17.25%
2011	225,674	9.3434 to 27.5608	3,451,304	0.06	(8.31) to (7.78)

LCG
2012	—	—	—	0.74	11.58 to 12.10
2011	33,149	8.6400 to 8.9036	287,970	0.30	(5.07) to (4.53)

SC2
2012	—	—	—	2.39	5.94 to 6.44
2011	223,012	12.2286 to 18.3020	3,472,207	3.64	6.47 to 7.07

SC1
2012	—	—	—	0.08	(0.39) to 0.08
2011	809,604	10.3602 to 12.3157	8,725,014	0.14	(0.42) to 0.15

307
2015	209,845	29.6977	6,232,150	—	11.05
2014	205,431	26.7421	5,493,022	—	9.17
2013	215,415	24.4964	5,276,317	0.03	41.15
2012	230,585	17.3545	4,003,809	0.15	18.26
2011	249,032	14.6748	3,656,266	—	1.52

W42
2015	20,741	16.6413	342,806	—	(0.61)
2014	15,051	16.7433	252,018	—	4.78
2013	14,032	15.9788	224,217	0.13	33.75
2012	13,149	11.9465	157,085	0.36	20.02
2011	11,821	9.9541	117,692	—	(3.49)

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report,

Statutory Financial Statements as of

December 31, 2015 and 2014 and for the Years

Ended December 31, 2015, 2014 and 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital stock and surplus, and cash flows for the years ended December 31, 2015, 2014 and 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years ended December 31, 2015, 2014 and 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years ended December 31, 2015, 2014 and 2013, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As discussed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 29, 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2015 AND 2014 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2015	2014
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$5,853,362	$5,331,560
Preferred stocks	32,634	33,120
Common stocks	550,351	496,736
Mortgage loans on real estate	490,340	671,120
Properties held for sale	—	6,225
Cash, cash equivalents and short-term investments	1,536,423	2,797,104
Contract loans	630,826	623,220
Derivatives	246,437	255,524
Other invested assets	529,509	491,951
Mortgage escrow funds	3,142	6,251
Receivables for securities	8,167	33,531
Investment income due and accrued	84,071	70,786
Amounts recoverable from reinsurers	4,282	15,772
Other amounts receivable under reinsurance contracts	8,777	—
Current federal and foreign income tax recoverable	8,071	15,519
Net deferred tax asset	213,377	207,585
Receivables from parent, subsidiaries and affiliates	1,298	2,049
Cash value of Company Owned Life Insurance	89,431	89,946
Reinsurance deposit asset	1,332,097	176,764
Other assets	24,657	24,446

Total general account assets	11,647,252	11,349,209
SEPARATE ACCOUNT ASSETS	25,229,673	29,350,568

TOTAL ADMITTED ASSETS	$36,876,925	$40,699,777

	2015	2014
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$7,811,011	$7,274,572
Liability for deposit type contracts	189,353	215,544
Contract claims	45,934	36,076
Other amounts payable on reinsurance	3,232	5,327
Interest maintenance reserve	27,333	11,021
Commissions to agents due or accrued	8,358	8,248
General expenses due or accrued	51,851	58,998
Transfers from Separate Accounts due or accrued (net)	(644,905)	(705,218)
Remittances and items not allocated	31,013	7,302
Borrowed money and accrued interest thereon	25,000	210,022
Asset valuation reserve	151,228	154,431
Payable for securities	521,988	1,808,492
Reinsurance in unauthorized and certified companies	—	145
Funds held under reinsurance treaties with unauthorized and certified reinsurers	270,742	260,824
Funds held under coinsurance	1,332,097	176,764
Derivatives	51,090	83,125
Other liabilities	136,037	148,949

Total general account liabilities	10,011,362	9,754,622
SEPARATE ACCOUNT LIABILITIES	25,229,672	29,353,673

Total liabilities	35,241,034	39,108,295
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,756	366,347

Total surplus	1,629,454	1,585,045

Total capital stock and surplus	1,635,891	1,591,482

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,876,925	$40,699,777

1

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
INCOME:
Premiums and annuity considerations	$1,321,183	$1,783,056	$1,559,375
Considerations for supplementary contracts with life contingencies	28,768	29,190	23,283
Net investment income	381,623	50,614	(318,661)
Amortization of interest maintenance reserve	18,777	18,502	19,884
Commissions and expense allowances on reinsurance ceded	2,932	3,676	5,402
Reserve adjustments on reinsurance ceded	—	—	(141)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	467,433	480,820	541,274
Change in cash value of Company Owned Life Insurance	(515)	(54)	—
Investment loss on reinsurance deposit asset	46,818	102,960	—
Other income	93,093	106,183	118,236

Total Income	2,360,112	2,574,947	1,948,652
BENEFITS AND EXPENSES:
Death benefits	142,344	153,679	119,471
Annuity benefits	589,120	682,288	714,186
Surrender benefits and withdrawals for life contracts	2,518,026	3,385,457	2,996,819
Interest and adjustments on contract or deposit-type contract funds	6,607	9,688	(26,269)
Payments on supplementary contracts with life contingencies	31,740	35,769	14,146
Increase in aggregate reserves for life and accident and health contracts	536,439	644,086	(68,412)

Total Benefits	3,824,276	4,910,967	3,749,941
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	119,118	109,136	105,117
Commissions and expense allowances on reinsurance assumed	123	127	132
General insurance expenses	231,294	216,356	191,813
Insurance taxes, licenses and fees, excluding federal income taxes	4,697	6,025	5,658
Net transfers (from) or to Separate Accounts net of reinsurance	(2,160,670)	(2,749,140)	(2,657,842)
Investment expense (income) on funds withheld	58,979	(225,350)	23,453
Other deductions	3,990	3,832	44,148

Total Benefits and Expenses	2,081,807	2,271,953	1,462,420
Net income (loss) from operations before federal income tax (benefit) expense and net realized capital gains (losses)	278,305	302,994	486,232
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(2,729)	6,861	(84,275)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	281,034	296,133	570,507
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	67,719	19,628	112,373

NET INCOME	$348,753	$315,761	$682,880

See notes to statutory financial statements.

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,591,482	$1,410,420	$1,235,854
Net income	348,753	315,761	682,880
Change in net unrealized capital (losses) gains, net of deferred income tax	(5,299)	424,710	(232,924)
Change in net unrealized foreign exchange capital (losses) gains	(7,317)	(1,413)	(4,954)
Change in net deferred income tax	(101,139)	(123,660)	(202,295)
Change in non-admitted assets	107,496	151,478	64,940
Change in liability for reinsurance in unauthorized and certified companies	145	(129)	(2)
Change in asset valuation reserve	3,203	(85,470)	(21,820)
Surplus withdrawn (contributed to) from Separate Accounts during period	552	—	—
Changes in Separate Accounts surplus	3,106	25,443	(29,004)
Cumulative effect of changes in accounting principles	6,255	—	—
Decrease in surplus paid in	—	—	(82,794)
Dividends to stockholders	(311,543)	(185,000)	—
Stock option excess tax benefit	—	—	539
Investment benefit on funds withheld—unrealized	197	(340,658)	—
Increase in unassigned surplus—quasi reorganization	—	—	1,851,883
Decrease in gross paid in and contributed surplus—quasi reorganization	—	—	(1,851,883)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,891	$1,591,482	$1,410,420

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,349,951	$1,812,246	$1,582,658
Net investment income	408,727	322,375	408,807
Federal and foreign income taxes received	4,077	528	73,478
Miscellaneous income	554,167	609,258	671,892

Total receipts	2,316,922	2,744,407	2,736,835
Benefits and loss related payments	3,267,558	4,317,666	3,806,068
Net transfers (from) to Separate Accounts	(2,221,535)	(2,869,878)	(2,693,451)
Commissions, expenses paid and aggregate write-ins for deductions	377,301	343,135	388,367

Total payments	1,423,324	1,790,923	1,500,984

Net cash from operations	893,598	953,484	1,235,851

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	2,287,249	2,651,165	4,130,495
Stocks	25,026	8,079	71,461
Mortgage loans	368,687	141,903	172,379
Real Estate	13,275	120,126	148,457
Other Invested Assets	83,147	285,341	139,648
Net (losses) or gains on cash, cash equivalents and short-term investments	(1,558)	212	108
Miscellaneous proceeds	19,113	1,336,187	394,239

Total investment proceeds	2,794,939	4,543,013	5,056,787
Cost of investments acquired (long-term only):
Debt Securities	(2,827,494)	(3,170,123)	(1,409,340)
Stocks	(74,352)	(95,569)	(715)
Mortgage loans	(165,500)	(61,600)	(105,046)
Real Estate	(173)	(1,451)	(16,384)
Other Invested Assets	(94,474)	(582,554)	(218,365)
Miscellaneous proceeds	(1,276,604)	(130,491)	(969,951)

Total investments acquired	(4,438,597)	(4,041,788)	(2,719,801)
Net (increase) decrease in contract loans and premium notes	(7,342)	(86,505)	27,009

Net cash from investments	(1,651,000)	414,720	2,363,995

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	—	(82,796)
Borrowed funds	(185,022)	210,023	(100,002)
Net deposits on deposit-type contracts and other liabilities	(26,191)	31,062	(943,849)
Dividends to stockholders	(311,543)	(185,000)	—
Other cash provided (used)	19,477	(67,310)	(1,374,505)

Net cash from financing and miscellaneous sources	(503,279)	(11,225)	(2,501,152)

Net change in cash, cash equivalents and short-term investments	(1,260,681)	1,356,979	1,098,694
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	2,797,104	1,440,125	341,431

End of year	$1,536,423	$2,797,104	$1,440,125

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2015	2014	2013
Exchanges of debt securities	$39,626	$192,199	$82,024
Exchanges of preferred stock	150	—	—
Transfer of mortgages to other invested assets	—	—	11,816
Transfer of mortgages out of other invested assets	—	—	54,474
Transfer of real estate to other invested assets	—	—	11,637
Transfer of other invested assets to real estate	5,222	—	—
Transfer of bonds to common stock	18,012	—	—
Transfer of bonds to other invested assets	23,517	—	—
Distribution of previously wholly-owned subsidiary to former parent	—	—	70,700
Quasi-reorganization	—	—	1,851,883
Premium related to SPWL recapture	—	—	1,331,908

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY, reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s board of directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2015, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97— Investments in Subsidiary, Controlled and Affiliated Entities are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis. The Company employs hedge accounting on a limited basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year following the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting rating is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Property Held for Sale

Real estate includes properties held for sale. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Interest rate swaps are mainly employed for duration matching purposes. Interest rate swaps are also used to hedge the guaranteed minimum living benefit in some variable annuity policies.

The Company utilizes interest rate swaps to hedge interest rate risk arising from the variability of cash flows related to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualified for hedge accounting treatment were recognized in a manner consistent with the hedged item and were carried at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus was fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap was not proven highly effective, it would be stated at fair value and then changes in fair value would be recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain S&P have been designated as fair value hedges of the index credits of certain fixed index annuity contracts. If proven highly effective, the options are reported at fair value. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, “Real Estate Investments.” SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.2 million on the Company which has been recorded in Cumulative effect of changes in accounting principles, in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amended SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within Financial Accounting Standards Board (“FASB”)

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaced SSAP No. 91R of the same name and established new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates, former affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates, former affiliates and other related parties for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2015	2014
DLNY	Insurance	$401,810	$417,563
DL Reinsurance Company	Insurance	30,573	30,000
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$433,837	$449,017

The equity values of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”) totaled to $0.5 million and were non-admitted assets as of December 31, 2014. In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

In addition, the Company owns the membership interests of the following limited liability companies:DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; and DL Investment Holdings 2015-1, LLC. The value of certain limited liability companies without audited financial statements were non-admitted as of December 31, 2015 and as of December 31, 2014.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Reinsurance Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds withheld coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R–Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds withheld basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impact of these treaties on the Company’s December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is set forth below:

(amounts in thousands)
	Treaty Impacts
Statement of Operations	2015	2014
Investment income on reinsurance deposit asset	$46,818	$102,960

Total Revenue	46,818	102,960
Investment expense on funds withheld	47,016	(237,698)

Total policyholder benefits and expenses	47,016	(237,698)
Net (loss) gain from operations after dividends and before federal income taxes	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment benefit (expense) on funds withheld—unrealized	198	(340,658)
Net change in capital stock and surplus from reinsurance treaties	—	—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,332.1 million and $176.8 million at December 31, 2015 and 2014, respectively and a corresponding amount in funds held under reinsurance liability.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Company’s board of directors approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

In November 2014, the Company paid a premium of $90 million to purchase life insurance through its single member limited liability company, DL Services Holdings LLC, a wholly owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2015, 2014, and 2013. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. In March 2015, the Company paid an ordinary dividend of $200 million to the Parent. In September 2015, the Company paid an ordinary dividend of $75 million to the Parent and received an ordinary dividend of $36.5 million from its wholly-owned subsidiary, DLNY. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. No dividends were paid during the year ended December 31, 2013.

Other Invested Assets

The Company also owned the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”), which was dissolved in 2015. The real estate asset originally held in the LLC was disposed of during 2015 (refer to Notes 1 and 5). During 2013, mortgages with a value of $11.8 million were transferred by the Company to the LLC, and $54.5 million of mortgages were transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. There are no remaining assets as of December 31, 2015.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2015.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2015 and 2014, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2015, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2015 and 2014 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Year Ended
				Face	Carrying	December 31,
Issue Date	Type	Rate	Maturity	Amount	Value	2015 and 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on surplus notes for years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was approximately $819.6 million. There have been no principal payments since original issuance of the notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2015 and 2014.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. Total interest credited for these two funding agreements was $3.0 million for the year ended December 31, 2013. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million for the year ended December 31, 2013.

Prior to the Sale Transaction, the Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap agreement with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million for the period ended July 31, 2013.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company allocated amounts of $48.7 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million for the period ended July 31, 2013. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts recognized under this agreement amounted to approximately $11.4 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.8 million and $3.2 million, respectively, for the periods ended December 31, 2015 and December 31, 2014 and $1.3 million for the period August 2, 2013 to December 31, 2013, of which $0.3 million, $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company allocated amounts related to this agreement of $13.0 million, $14.8 million, and $12.1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts recognized under this agreement amounted to approximately $0.0 million, $0.0 million, and $4.1 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company incurred $0.6 million, $1.6 million and $8.5 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $9.9 million, $10.9 million and $6.7 million for the years ended December 31, 2015, 2014, and 2013 respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements. Expenses incurred under this agreement amounted to approximately $1.6 million, $1.2 million and $0.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $132 thousand, $34 thousand and $0 thousand in expenses incurred related to this agreement for the years ended December 31, 2015, 2014 and 2013 respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $49.5 million, $47.3 million, and $25.5 million for the years ended December 31, 2015, 2014, and 2013 respectively.

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under this agreement amounted to approximately $18.9 million in 2015. The Company did not incur expenses related to this agreement in 2014 and 2013.

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

A Master Agency Agreement between the Company and Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. The master agency agreement was entered into during 2015 and no expenses were incurred.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $8.9 million, $3.6 million, and $0.1 million for the years ended December 31, 2015, 2014, and 2013 respectively. In addition, the Company incurred $31.4 million, $18.9 million, and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2015, 2014, and 2013, respectively.

A selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.5 million and $0.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an administrative services agreement dated December 1, 2008 with its wholly owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There are equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.6 million, $35 thousand and $0.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $5.1 million and $8.2 million for the years ended December 31, 2015, and 2014, respectively and $2.9 million for the period August 2, 2013 through December 31, 2013.

The Company has an administrative services agreement dated December 22, 2014 with DLRC, pursuant to which the Company furnishes certain investment, actuarial, and administrative services to DLRC.

The Company had $1.3 million and $2.0 million due from affiliates, $0.3 million and $1.3 million due to affiliates and $13.4 million and $13.1 million, included in general expenses due or accrued to other related parties as

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

of December 31, 2015 and 2014, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to affiliated short-term investments in 2015 and the average yield was 7.23%. As of December 31, 2015, the Company held $458 million of affiliated short-term investments.

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income related to these short-term investments in 2014 and the average yield was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a related party. At December 31, 2015 the cash value of COLI was $89.4 million which includes policy loans incurred from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014 respectively.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million and recognized premium income of $177.3 million. During 2015 the Company recognized additional premium income of $25.0 million. Outstanding policy loans totaled $148.1 million, including capitalized interest at December 31, 2015. The net cash value of the policies were $211.2 million and $177.4 million at December 31, 2015 and 2014, respectively.

At December 31, 2015 and 2014, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2015	2014
Debt securities	$911,485	$945,239
Common stocks	67,849	29,270
Short-term investments	—	69,203
Other invested assets	48,000	101,460

Total	$1,027,334	$1,145,172

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction:

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the real estate was conveyed to the Company. The real estate was subsequently sold to the U.S. Branch, at a fair market value totaling $16.5 million resulting in a pre-tax gain of $4.9 million. In addition, another of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at a fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million and resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for a fair market value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including its U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at a fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of these securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the Contracts. The cash surrender value of the Contracts at December 31, 2015 was approximately $272.5 million. At December 31, 2015 and 2014, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $9.3 million and $9.8 million at December 31, 2015 and 2014 respectively. There is no liability accrued for this guaranty.

The Company guaranteed the full and timely payment of the obligations of Sun Life Financial Distributors, Inc. (“SLFD”), as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million for the year ended December 31, 2013. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $13 thousand, $1.6 million, and $7.0 million relating to RSUs for the years ended December 31, 2015, 2014 and 2013, respectively.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
Foreign Government	$—	$—	$—	$—
U.S. Governments	225,249	518	(1,034)	224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total debt securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

	December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
Foreign Government	$—	$—	$—	$—
U.S. Governments	267,085	3,191	(564)	269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total Debt Securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2015
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$64,183	$64,337
Due after one year through five years	817,503	819,377
Due after five years through ten years	1,087,720	1,075,160
Due after ten years	1,252,095	1,205,609

Total before asset and mortgage-backed securities	3,221,501	3,164,483
Asset and mortgage-backed securities	2,631,861	2,592,114

Total	$5,853,362	$5,756,597

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2015, 2014 and 2013, were $2.4 billion, $2.7 billion and $4.1 billion, including non-cash transactions of $41.5 million, $192.2 million and $82.0 million, respectively; gross gains were $45.6 million, $69.1 million and $264.3 million respectively; and gross losses were $10.3 million, $8.6 million and $23.4 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million, $4.1 million and $4.2 million for the years ended December 31, 2015, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 94.1%, 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2015, 2014 and 2013, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basic of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. OTTI was recognized during 2013 for preferred hybrid securities. There were no credit impairments recorded in 2015 and 2014 on LBSS held as of December 31, 2015 and 2014 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in impairment or write-offs.

“Impaired List” – The Credit Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2015, 2014 and 2013, the Company incurred write-downs of debt securities totaling $1.4 million, $0.0 million and $38.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total debt securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total Debt Securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$4,371	$2,483	$2,485
Collateralized debt obligations	—	—	—

	$4,371	$2,483	$2,485

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases, where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Alabama	$3,850	$8,022
Alaska	—	4,925
Arizona	9,807	11,782
California	22,566	66,065
Colorado	18,994	48,381
District of Columbia	61,401	11,658
Florida	3,274	74,456
Georgia	2,564	18,366
Idaho	1,636	1,693
Illinois	1,227	32,610
Indiana	—	1,563
Kansas	1,451	1,541
Kentucky	3,608	7,531
Louisiana	8,636	9,202
Maryland	1,376	9,488
Massachusetts	1,945	4,743
Michigan	7,821	8,101
Minnesota	21,349	22,590
Missouri	9,381	20,222
Mississippi	2,901	3,003
Montana	—	1,400
Nebraska	945	979
New Jersey	6,574	6,913
New Mexico	4,857	5,072
New York	141,387	86,679
North Carolina	11,668	19,042
North Dakota	—	—
Ohio	16,070	28,584
Oklahoma	—	—
Oregon	9,981	12,709
Pennsylvania	8,633	20,914
Rhode Island	321	405
South Carolina	18,653	22,393
Tennessee	1,533	9,186
Texas	26,580	72,912
Utah	8,557	12,236
Virginia	52,602	2,998
Washington	2,776	6,821
West Virginia	3,218	3,447
Wisconsin	4,158	4,448
General allowance for loan loss	(11,960)	(11,960)

Total Mortgage Loans on Real Estate	$490,340	$671,120

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015 and 2014.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company originated 3 mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25%, and the Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54%. During the years ended December 31, 2015, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $0.0 million and $3.5 million at December 31, 2015 and 2014, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million at December 31, 2015 and 2014. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2015 and 2014, the Company individually and collectively evaluated loans with a gross carrying value of $502.3 million and $686.5 million, respectively.

As of December 31, 2015, the Company held no restructured loans and as of December 31, 2014 the Company held 14 restructured loans with a gross book value of $35.0 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. One loan with carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015. There were no loans past due greater than 90 days at December 31, 2014.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
Current	$—	$—	$—	$—	$499,911	$—	$499,911
30—59 Days Past Due	—	—	—	—	232	—	232
60—89 Days Past Due	—	—	—	—	2,157	—	2,157
90—179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2014
Recorded Investment
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30—59 Days Past Due	—	—	—	—	4,117	—	4,117
60—89 Days Past Due	—	—	—	—	—	—	—
90—179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	—	—	—
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002

Investment in Impaired Loans—Average Recorded Investment, Interest Income Recognized, Recorded Investments on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

(In Thousands)	2015	2014	2013
Balance at beginning of period	$15,415	$15,727	$15,701
Additions charged to operations	—	1,108	1,851
Direct write-downs charged against the allowances	—	—	(96)
Recoveries of amounts previously charged off	(3,455)	(1,420)	(1,729)

Balance at end of period	$11,960	$15,415	$15,727

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2015 and 2014:

(In Thousands) Internal Risk Rating	2015	2014
AAA	$—	$—
AA	127,201	26,385
A	117,797	43,541
BBB	44,837	99,276
BB and Lower	212,465	466,660
Impaired	—	50,673

Total	$502,300	$686,535

Total allowance for loan loss	(11,960)	(15,415)

Total mortgage loans on real estate	$490,340	$671,120

The following table provides an aging of past due commercial mortgage loans as of December 31, 2015 and 2014, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2015	2014
Current	$499,911	$682,418
30-59 Days Past Due	232	4,117
60-89 Days Past Due	2,157	—
Greater Than 90 Days—Accruing	—	—
Greater Than 90 Days—Not Accruing	—	—

Total Past Due	$2,389	$4,117

Total allowance for loan loss	(11,960)	(15,415)

Total mortgage loans on real estate	$490,340	$671,120

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2015. The Company sold its remaining two real estate properties during the statement period. The sale resulted in a net realized gain of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Realized gains (losses):
Debt securities	$35,808	$60,537	$202,265
Preferred stocks	141	79	—
Common stocks	(209)	—	761
Common stocks of affiliates	278	—	50,283
Mortgage loans	17,486	—	246
Real estate	1,678	21,273	44,289
Cash, cash equivalents and short-term investments	265	212	108
Other invested assets	(1,864)	(2)	(1,965)
Other hedging investments	(143)	(62,216)	—
Derivative instruments	56,014	51,430	(185,784)

Subtotal	109,454	71,313	110,203
Capital gains tax expense (benefit)	6,100	(3,669)	28,847

Net realized gains (losses)	103,354	74,982	81,356
(Gains) losses transferred to IMR (net of taxes)	(35,635)	(55,354)	31,017

Total	$67,719	$19,628	$112,373

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$(267)	$2,659	$(2,692)
Common stocks of non-affiliates	759	—	—
Common stocks of affiliates	(15,020)	18,189	7,614
Mortgage loans	2,246	203	(17)
Derivative instruments	14,374	392,514	(237,782)
Other hedging investments	(9,597)	9,597	—
Other invested assets	2,206	1,548	(47)

Total	$(5,299)	$424,710	$(232,924)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($4.9) million, ($26.6) million and ($129.5) million at December 31, 2015, 2014 and 2013, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Debt securities (unaffiliated)	$259,795	$197,595	$260,539
Debt securities (affiliated)	1,246	—	—
Preferred stocks (unaffliated)	1,992	1,813	1,342
Common stocks (unaffiliated)	11,212	—	13
Common stocks (affiliated)	37,047	—	—
Mortgage loans	41,268	50,062	48,116
Real estate	1,664	8,822	19,232
Contract loans	26,230	22,837	23,299
Cash, cash equivalents and short-term investments	48,296	62,575	14,023
Derivative instruments	(11,850)	(225,328)	(616,216)
Other invested assets	35,822	22,160	9,854
Other investment income	—	—	3,141

Gross investment income (loss)	452,722	140,536	(236,657)

Interest expense on surplus notes	43,260	43,260	43,260
Investment expenses and other interest expense on borrowed money	27,839	46,662	38,744

Net investment income (loss)	$381,623	$50,614	$(318,661)

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2015 and 2014 was $309.5 thousand and $10.3 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015 the Company began hedging its new Fixed Index Annuity product with OTC options on the CROCI, sector III and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2015 and 2014, the Company pledged $175.5 million and $151.3 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2015 and 2014, counterparties pledged to the Company $128.6 million and $123.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest rate swaps	$2,410,000	$47,101	$—	$47,101
Currency swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor swaptions	800,000	3,720	7,890	(4,170)
Receiver swaptions	75,000	1,341	2,126	(785)
Equity index options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

	Outstanding at
	December 31, 2014
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

At December 31, 2015 and 2014, open futures contracts had a notional value of $4,324.4 million and $3,111.0 million and a fair value of $20.9 million and $19.8 million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.2 billion and $1.3 billion as of December 31, 2015 and 2014, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provides for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a novation agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the novation agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under its group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Premiums and annuity considerations:
Direct	$1,369,407	$1,848,605	$238,879
Recaptured amount from former affilate—SPWL	—	—	1,331,908
Ceded—Affiliated (former affiliate effective August, 2013)	—	—	(18,449)
Ceded—Affiliated	(33,974)	(51,827)	20,104
Ceded—Non-affiliated	(14,250)	(13,722)	(13,067)

Net premiums and annuity considerations	$1,321,183	$1,783,056	$1,559,375

Insurance and other individual policy benefits and claims:
Direct	$804,664	$915,197	$938,717
Assumed—Non-affiliated	4,621	6,978	9,254
Recaptured amount from former affilate—SPWL	—	—	(27,904)
Ceded—Affiliated (former affiliate effective August, 2013)	—	—	(19,825)
Ceded—Affiliated	(29,383)	(41,766)	(22,462)
Ceded—Non-affiliated	(16,698)	(8,673)	(29,977)

Net policy benefits and claims	$763,204	$871,736	$847,803

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2015 and 2014, the Company had $15.5 million and $15.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $2.6 million as of December 31, 2015 and 2014, respectively.

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2015 and 2014 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2015 and 2014.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits were as follows:

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At book value less current surrender charge of 5% or more	1,101,664	—	—	1,101,664	5.19%
At fair value	—	—	14,397,807	14,397,807	67.77%

Total with adjustment or at fair value	$3,601,771	$769,505	$14,397,807	$18,769,083	88.35%
At book value without adjustment (minimal or no charge or adjustment)	1,707,249	—	—	1,707,249	8.04%
Not subject to discretionary withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct and Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance ceded	29,210	—	—	29,210

Total (net)	$6,026,217	$769,505	$14,418,644	$21,214,366

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct +Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity separate account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of legally insulated, vs. not legally insulated, is supported by Section 2932 of the Delaware Insurance Code.

As of December 31, 2015 and 2014, the Company’s Separate Account statement included legally insulated assets of $24,042.0 million and $28,051.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2015 were attributed to the following products:

Product (In thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$9,373,590	$—
Variable Annuity	14,668,410	—
MVA Annuity	—	1,187,673

Total	$24,042,000	$1,187,673

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $21,883.7 million and $24,229.3 million of non-guaranteed Separate Account reserves and $769.5 million and $902.5 million of guaranteed Separate Account reserves as of December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $17,247.9 million and $18,173.1 million, respectively.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $206.8 million, $194.2 million and $238.7 million were received by the General Account from the Separate Accounts during the years ended December 31, 2015, 2014 and 2013, respectively.

For the years ended December 31, 2015, 2014 and 2013, the Company’s General Account paid $81.0 million, $81.6 million and $115.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For accounts with assets at:
Fair value	240,838	21,883,718	22,124,556
Amortized cost	528,667	—	528,667

Total reserves	$769,505	$21,883,718	$22,653,223

By withdrawal characteristics:
With fair value adjustment	$769,505	$—	$769,505
At fair value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not subject to discretionary withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

Below is the reconciliation of Net Transfers (from) to Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Transfers to Separate Accounts	$219,252	$389,023	$287,870
Transfers (from) Separate Accounts	(2,379,922)	(3,138,163)	(2,945,712)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,160,670)	$(2,749,140)	$(2,657,842)

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2015 or 2014.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$116,514	$116,514
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,093	1,093
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Industrial and miscellaneous	—	32	—	32
Derivative assets (d)
Interest rate contracts	30,169	65,042	2,647	97,858
Equity contracts	18,557	122,030	—	140,587
Foreign exchange contracts	2,978	5,014	—	7,992
Separate Accounts assets (c)	16,696,658	5,899,526	743,469	23,339,653

Total assets at fair value	$16,748,362	$6,091,644	$863,723	$23,703,729

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative liabilities (d)
Interest rate contracts	(4,375)	(35,581)	—	(39,956)
Equity contracts	(10,577)	—	—	(10,577)
Foreign exchange contracts	(557)	—	—	(557)

Total liabilities at fair value	$(15,509)	$(73,902)	$—	$(89,411)

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock-Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$47,719	$47,719
Debt securities-Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,705	26,945,075

Total assets at fair value	$20,588,555	$6,006,340	$654,895	$27,249,790

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $1,202 million and $1,633 million of investment income and receivables due at December 31, 2015 and 2014, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2015 and December 31, 2014.

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

					Total gains
				Total gains	and
	Beginning		Transfers)	and (losses	(losses)					Ending
	Balance at	Transfers	Out of	included in	included in					Balance at
(In Thousands)	01/01/2015	Into Level 3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2015
Assets:
Common stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt securities-Unaffiliated
Asset-backed securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts assets	605,705	92,739	(34,555)	2,304	(3,678)	278,754	—	(164,521)	(33,279)	743,469

Total assets	$654,895	$126,648	$(48,112)	$2,270	$(3,297)	$347,876	$—	$(183,161)	$(33,396)	$863,723

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2014:

					Total gains
				Total gains	and
	Beginning		Transfers	and (losses)	(losses)					Ending
	Balance at	Transfers	Out of	included in	included in					Balance at
(In Thousands)	01/01/2014	Into Level 3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	—
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	—
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt securities-Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,093	$26	$26
Common Stock	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total assets			$260,524

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

There were no significant changes made in valuation techniques during 2015 and 2014.

Derivative values in the above tables are presented on a gross basis.

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Aggregate Fair Value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2015:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	$—
Debt securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred stocks	32,061	32,634	—	32,061	—	—
Common stocks	116,514	116,514	—	—	116,514	—
Mortgages loans on real estate	497,360	490,340	—	—	497,360	—
Derivatives – options and swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – swaps and forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—futures	21,538	21,538	21,538	—	—	—
Contract loans	669,276	630,826	—	—	669,276	—
Other invested assets	533,221	529,509	—	8,720	524,501	—
Separate account assets	24,027,637	24,026,930	16,717,221	6,343,844	966,572	—
Contractholder deposit funds and other policyholder liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – options and swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – swaps and forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate account liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2014:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives—futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives—futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.In addition, estimates of expected future prepayments are factors in determining

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate – The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third party pricing services, and collateral loans which are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Where the issuer of a note has the ability to call the note at par, the fair value is equal to par value.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2015 and December 31, 2014.

The components of the DTAs/DTLs as of December 31, 2015 and December 31, 2014 were as follows:

(In Thousands)	December 31, 2015			December 31, 2014			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$368,714	$—	$368,714	$465,109	$—	$465,109	$(96,395)	$—	$(96,395)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	368,714	—	368,714	465,109	—	465,109	(96,395)	—	(96,395)
Deferred Tax Assets Nonadmitted	64,719	—	64,719	176,583	—	176,583	(111,864)	—	(111,864)

Subtotal Net Admitted Deferred Tax Assets	303,995	—	303,995	288,526	—	288,526	15,469	—	15,469
Deferred Tax Liabilities	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$213,377	$—	$213,377	$207,585	$—	$207,585	$5,792	$—	$5,792

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2015			December 31, 2014			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	213,377	—	213,377	207,585	—	207,585	5,792	—	5,792
(c) 11.b.i	—	—	228,470	—	—	222,477	—	—	5,993
(d) 11.b.ii	—	—	213,377	—	—	207,585	—	—	5,792
(e) Admitted pursuant to 11.c.	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

(f) Total admitted under 11.a.—11.c.	303,995	—	303,995	288,526	—	288,526	15,469	—	15,469
(g) Deferred tax liabilitiess	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

Net admitted deferred tax assets /deferred tax liabilities	$213,377	$—	$213,377	$207,585	$—	$207,585	$5,792	$—	$5,792

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

	2015	2014
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1286%	1021%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,422,514,602	$1,383,898,004

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2015		December 31, 2014		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$368,714	$—	$465,109	$—	$(96,395)	$—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	4.00%	0.00%	0.00%	0.00%	4.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$303,995	$—	$288,526	$—	$15,469	$—
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	6.00%	0.00%	0.00%	0.00%	6.00%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2015	December 31, 2014	December 31, 2013
Current Income Tax
Federal tax benefit from operations	$(2,729)	$6,861	$(84,275)
Federal income tax on net capital gains	6,099	(3,669)	28,847
Federal tax (benefit) expense on stock options	—	—	(539)

Current income tax expense (benefit)	$3,370	$3,192	$(55,967)

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The main components of DTAs and DTLs as of December 31, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2015	December 31, 2014	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$242,840	$255,322	$(12,482)
Investments	40,433	68,253	(27,820)
Deferred acquisition costs	14,715	15,202	(487)
Net operating loss carry-forward	29,529	82,000	(52,471)
Other (including items <5% of total ordinary tax assets)	41,197	44,332	(3,135)

Total ordinary Deferred Tax Assets	$368,714	$465,109	$(96,395)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	64,719	176,583	(111,864)

Admitted ordinary Deferred Tax Assets	$303,995	$288,526	$15,469
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	—	—

Subtotal	$—	$—	$—
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	—	—

Admitted capital Deferred Tax Assets	$—	$—	$—

Admitted Deferred Tax Assets	$303,995	$288,526	$15,469

Deferred Tax Liabilities:
Ordinary
Investments	$17,154	$13,240	$3,914
Policyholder reserves	73,464	67,701	5,763
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	$90,618	$80,941	$9,677
Capital:
Investments	—	—	—

Subtotal	$—	$—	$—

Deferred Tax Liabilities	$90,618	$80,941	$9,677

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$213,377	$207,585	$5,792

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2015	December 31, 2014	Change
Total Deferred Tax Assets	$368,714	$465,109	$(96,395)
Total Deferred Tax Liabilities	90,618	80,941	9,677

Net Deferred Tax Assets / Deferred Tax Liabilities	$278,096	$384,168	$(106,072)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$278,096	$384,168	$(106,072)
Tax effect of unrealized (gains)/losses			(4,932)

Change in net deferred income tax			$(101,140)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2015, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2015			December 31, 2014			December 31, 2013
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%
Pre-tax capital gains—Pre IMR	109,454	38,309	9.9%	71,313	24,960	6.7%	110,202	38,571	6.5%
Dividends received deduction		(23,864)	-6.2%		(11,550)	-3.1%		(14,000)	-2.3%
Tax credits		(2,594)	-0.7%		(932)	-0.2%		(4,752)	-0.8%
Non-deductible expenses		99	0.1%		119	0.0%		496	0.1%
Change in tax contingency reserves		—	0.0%		—	0.0%		(2,271)	-0.4%
Reversal of IMR		(5,939)	-1.5%		(1,928)	-0.5%		(20,514)	-3.4%
Change in non-admitted assets		1,283	0.3%		2,520	0.7%		(2,259)	-0.4%
Prior year adjustments		(301)	-0.1%		(4,839)	-1.3%		(572)	-0.1%
Retained deferred tax asset		—	0.0%		5,133	1.4%		347,765	58.2%
Change in statutory valuation allowance		—	0.0%		—	0.0%		(379,797)	-63.7%
Other		110	0.1%		7,321	2.0%		13,479	2.3%

Total statutory income taxes		$104,510	27.0%		$126,852	34.0%		$146,328	24.5%

Federal income taxes incurred		$3,370	0.9%		$3,192	0.9%		$(55,967)	-9.4%
Change in net deferred income taxes		101,140	26.1%		123,660	33.1%		202,295	33.9%

Total statutory income taxes		$104,510	27.0%		$126,852	34.0%		$146,328	24.5%

At December 31, 2015, the Company had $84.4 million of net operating loss carry forward which will begin to expire, if not utilized, by 2028. At December 31, 2015, the Company had no capital loss carry forward. At December 31, 2015, the Company had $17.9 million of foreign tax credit carry forward, which will begin to expire, if not utilized, by 2019. At December 31, 2015, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, by 2030. At December 31, 2015, the Company had no minimum tax credit carry forward.

At December 31, 2015, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2015 and 2014. As of December 31, 2015 there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2015 and December 31, 2014. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2015, 2014, and 2013. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2015 tax year with its wholly owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. In March 2015, the Company paid an ordinary dividend of $200 million to the Parent. In September 2015, the Company paid an ordinary dividend of $75 million to the Parent and received an ordinary dividend of $36.5 million from its wholly-owned subsidiary, DLNY. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in
	(Unassigned Funds)	and Contributed Surplus
2013	$1,851,883	$(1,851,883)

Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12.6 million.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2015 and 2014.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future private placement findings and limited partnership investments of $390.1 million and $25.0 million as of December 31, 2015 and 2014, respectively.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million for guaranty fund assessments as of December 31, 2015 and 2014. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividend received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Rev. Rul. 2014-7, 2014-9 I.R.B. 539, which stated that Rev. Rul. 2007-54 is thereby modified and superseded, and that Rev. Rul. 2007-61 is obsoleted. Accordingly, the required interest holding, which was used in calculation of the company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Rev. Rul. 2014-7 do not include a project concerning the determination of the company’s share under section 812. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas. Reg. § 801-8(e). For the years ended December 31, 2015 and 2014, the Company’s financial statements reflect benefits of $10.6 million and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Under the Sale Transaction Agreement, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2015 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which were reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following are restricted assets (including pledged assets):

Gross Restricted
(In Thousands)									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account S/A Assets Restricted	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	440,852	—	—	—	440,852	547,642	(106,790)	440,852	1.19%	1.19%
Subject to reverse repurchase agreements	271,730	—	—	—	271,730	332,969	(61,239)	271,730	0.73%	0.74%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	5,981	—	—	—	5,981	10,500	(4,519)	5,981	0.02%	0.02%
On deposit with states	4,050	—	—	—	4,050	4,051	(1)	4,050	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral to FHLB (including securities and CML)	607,594	—	—	—	607,594	269,387	338,207	607,594	1.64%	1.64%
Pledged as collateral not captured (including assets backing funding agreements)	141,002	—	—	—	141,002	103,987	37,015	141,002	0.38%	0.38%
Other restricted assets	349,705	—	—	—	349,705	1,415,320	(1,065,615)	349,705	0.94%	0.94%

Total restricted assets	$1,820,914	$—	$—	$—	$1,820,914	$2,683,856	$(862,942)	$1,820,914	4.91%	4.92%

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Societe Generale	$37,610	$37,610	$—	$—	$37,610	$—	$37,610	$37,610	0.10%	0.10%
Derivative collateral	103,392	103,392	—	—	103,392	103,987	(595)	103,392	0.28%	0.28%

Total	$141,002	$141,002	$—	$—	$141,002	$103,987	$37,015	$141,002	0.38%	0.38%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$3,142	$—	$—	$—	$3,142	$6,251	$(3,109)	$3,142	0.01%	0.01%
Restricted Cash -from policy holders	57,070	—	—	—	57,070	—	57,070	57,070	0.15%	0.15%
Restricted Cash -Collateral from unsettled trades	289,493	—	—	—	289,493	1,409,069	(1,119,576)	289,493	0.78%	0.78%

Total	$349,705	$—	$—	$—	$349,705	$1,415,320	$(1,065,615)	$349,705	0.94%	0.94%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. Rental expenses for 2015, 2014 and 2013 were $2.1 million, $2.1 million and $0.9 million, respectively.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 were approximately $2.5 million.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. Rental expenses for 2015 and 2014 were $0.2 million and $0.1 million, respectively.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. Rental expense for 2015 was $0.9 million. No rental expense was incurred for 2014.

a. At January 1, 2016, minimum aggregate rental commitments were as follows:

Year Ending December 31	(In Thousands) Operating Leases
1. 2016	1,357
2. 2017	1,362
3. 2018	1,366
4. 2019	1,371
5. 2020	1,375

6. Aggregate total all future years	$2,862

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2015 and 2014 were approximately $1.7 million and $90 thousand respectively and the total interest paid under the Replacement Facility in 2015 and 2014 was approximately $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25 million outstanding under the Replacement Facility.

The Company is a member of the Federal Home Loan Bank of Indianapolis (the “FHLB”). Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for back-up liquidity. The Company determined that its estimated maximum borrowing capacity available at December 31, 2015 as $132.9 million. The Company calculated this amount in accordance with its current FHLB capital stock. At December 31, 2015 there were no amounts outstanding.

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

FHLB Capital Stock

a. Aggregate Totals

1 Year Ended 2015 (In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock – Class A	$—	$—	$—
(b) Membership Stock – Class B	2,640	2,640	—
(c) Activity Stock	—	—	—
(d) Excess Stock	3,341	3,341	—
(e) Aggregate Total (a+b+c+d)	5,981	5,981	—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	132,916	XXX	XXX
2 Year Ended 2014 (In Thousands)
(a) Membership Stock – Class A	$—	$—	$—
(b) Membership Stock – Class B	641	641	—
(c) Activity Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total (a+b+c+d)	10,500	10,500	—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	233,333	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	$5,981	$5,981	—	—	—	—

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

	1	2	3
(in thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
1. Current Year Total General and Separate Accounts Total Collateral Pledged (Lines 2+3)	$616,227	$607,594	$396,439
2. Current Year General Account Total Collateral Pledged	526,738	518,917	329,983
3. Current Year Separate Accounts Total Collateral Pledged	89,489	88,677	66,456

4. Prior Year-end Total General and Separate Accounts Total Collateral Pledged	$276,982	$269,387	$229,589

b. Maximum Amount Pledged During Reporting Period

	1	2	3
(in thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
1. Current Year Total General and Separate Accounts Maximum Collateral Pledged (Lines 2+3)	$616,227	$607,594	$396,439
2. Current Year General Account Maximum Collateral Pledged	526,738	518,917	329,983
3. Current Year Separate Accounts Maximum Collateral Pledged	89,489	88,677	66,456

4. Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	$276,982	$269,387	$229,589

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Borrowing from FHLB

a. Amount as of Reporting Date

	1	2	3	4
	Total	General	Separate	Funding Agreements
1 Current Year (In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

`	1	2	3	4
	Total	General	Separate	Funding Agreements
1 Prior Year (In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
(In Thousands)	Total	General	Separate
	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

c. FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

19.	SUBSEQUENT EVENTS

On March 28, 2016, the Company paid a $200 million dividend, of which $169.5 million was ordinary and $30.5 million was extraordinary, to the Parent. The Company is not aware of any other events that occurred subsequent December 31, 2015 that would have had a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2016 to April 29, 2016, the date the financial statements were available to be issued.

68

PART C

ITEM 26.	EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on December 9, 1998.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed May 30, 2007.)

	(2)	Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(3)	Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(4)	Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(5)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 333-68601, filed on February 12, 2001.)

	(6)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(7)	Enhanced Cash Surrender Value Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(8)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(9)	Long Term Accumulation Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(10)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(11)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-143354, on October 7, 2008.)

E.	(1)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(2)	Application For Scheduled Increases (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 143354, filed on April 27, 2010.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.)

	(3)	Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on April 23, 2004.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(7)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(8)	Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(9)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc. and Van Kampen Asset Management

(Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(11)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(12)	Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(13)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc., and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(14)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(15)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	(1)	Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143354, filed on October 10, 2007.)

	(2)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-143354, filed on April 29, 2015.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 27, 2016, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on May 2, 2016.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consent of Independent Registered Public Accounting Firm.

O.	None.

P.	None.

Q.	None.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company of 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company of 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed May 2, 2016.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.	INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Kathleen T. Baron	Chief Anti-Money Laundering Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Lakshmi S. Krishnan	Tax Officer
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Not applicable.

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, Inc. at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

ITEM 32.	MANAGEMENT SERVICES

Not applicable.

ITEM 33.	FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 2nd day of May, 2016.

DELAWARE LIFE VARIABLE ACCOUNT I
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ David E. Sams, Jr.*		Chief Executive Officer and Director (Principal Executive Officer)	May 2, 2016
David E. Sams, Jr.

/s/ Michael K. Moran*		Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 2, 2016
Michael K. Moran

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director Daniel J. Towriss, Director	May 2, 2016
Kenneth N. Crowley

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on May 2, 2016. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)